Execution Copy

BEAR STEARNS ASSET BACKED SECURITIES I LLC,

as DEPOSITOR,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as GRANTOR TRUSTEE

GRANTOR TRUST AGREEMENT

Dated as of February 28, 2006

GreenPoint Mortgage Funding Grantor Trust 2006-AR1

Mortgage Pass-Through Certificates,

Series 2006-AR1

TABLE OF CONTENTS

TABLE OF CONTENTS

(continued)

ii

GRANTOR TRUST AGREEMENT

Grantor Trust Agreement, dated February 28, 2006, between Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, as depositor (the “Depositor”) and Wells Fargo Bank, National Association, as grantor trustee (the “Grantor Trustee”).

PRELIMINARY STATEMENT

On the Closing Date, the Depositor will acquire the Underlying Certificates. On the Closing Date, the Depositor will transfer the Underlying Certificates and receive the Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

The Grantor Trustee on behalf of the Trust shall make an election for the assets constituting the Trust Fund to be treated for federal income tax purposes as a grantor trust.

In consideration of the mutual agreements herein contained, the Depositor and the Grantor Trustee agree as follows:

ARTICLE I

Definitions

Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Underlying Pooling and Servicing Agreement.

Accrued Certificate Interest: For each Class of Certificates and any Distribution Date, the interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the Current Principal Amount of the Certificates immediately prior to such Distribution Date, less any Underlying Interest Shortfall allocated to the related Class of Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement). Interest on the Certificates shall be calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. “Control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. “Controlled” and “Controlling” have meanings correlative to the foregoing. The Grantor Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Grantor Trustee has actual knowledge to the contrary.

Agreement: This Grantor Trust Agreement and all amendments hereof and supplements hereto.

Assumed Final Distribution Date: February 25, 2036, or if such day is not a Business Day, the next succeeding Business Day.

Available Funds: The Class A-1B Available Funds and the Class A-2B Available Funds, as applicable.

Bankruptcy Code: The United States Bankruptcy Code, as amended as codified in 11 U.S.C. §§ 101-1330.

Book-Entry Certificates: The Certificates.

Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Underlying Trustee, the Custodian or the Servicer are authorized or obligated by law or executive order to be closed.

Certificate: Any Class A-1B Certificate or Class A-2B Certificate evidencing a beneficial ownership interest in the Trust Fund signed by the Grantor Trustee in substantially the forms annexed hereto as Exhibit A-1 and Exhibit A-2, respectively, with the blanks therein appropriately completed.

Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of DTC or its nominee.

Certificate Register: The register maintained pursuant to Section 4.02.

Certificateholder: A Holder of a Certificate.

Class: With respect to the Certificates, Class A-1B or Class A-2B.

Class A-1B Available Funds: With respect to any Distribution Date and the Class A-1B Underlying Certificates, the sum of (i) any payments received by the Grantor Trustee with respect to the Class A-1B Underlying Certificates and (ii) any payments received by the Grantor Trustee from or with respect to the Swap Counterparty and the Class A-1B Certificates or the related Swap Agreement, following the payment of amounts to reimburse the Grantor Trustee for its reimbursable expenses as set forth herein.

Class A-1B Underlying Certificates: The Class A-1B Certificates issued pursuant to the Underlying Pooling and Servicing Agreement.

Class A-2B Available Funds: With respect to any Distribution Date and the Class A-2B Underlying Certificates, the sum of (i) any payments received by the Grantor Trustee with respect to the Class A-2B Underlying Certificates and (ii) any payments received by the Grantor Trustee from or with respect to the Swap Counterparty and the Class A-2B Certificates or the related Swap Agreement, following the payment of amounts to reimburse the Grantor Trustee for its reimbursable expenses as set forth herein.

Class A-2B Underlying Certificates: The Class A-2B Certificates issued pursuant to the Underlying Pooling and Servicing Agreement.

Closing Date: February 28, 2006.

Code: The Internal Revenue Code of 1986, as amended.

Corporate Trust Office: With respect to the Grantor Trustee and the presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 44579, Attention: Corporate Trust Group, GreenPoint Mortgage Funding Grantor Trust 2006-AR1, and for all other purposes, P.O. Box 98, Columbia, Maryland 21046 (or for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attention: Corporate Trust Group, GreenPoint Mortgage Funding Grantor Trust 2006-AR1.

Current Principal Amount: With respect to any Certificate as of any Distribution Date, the initial principal amount of such Certificate on the Closing Date, reduced by (i) all amounts allocable to principal previously distributed with respect to such Certificate and (ii) the principal portion of all Underlying Realized Losses allocated prior to such Distribution Date to such Certificate (indirectly, through the related Underlying Certificates). With respect to each Class of the Certificates in the aggregate, the Current Principal Amount thereof will equal the sum of the Current Principal Amounts of all Certificates of such Class.

Cut-Off Date: February 1, 2006.

Depositor: Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, or its successors in interest.

Distribution Date: The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

DTC: The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

DTC Agreement: The meaning specified in Subsection 4.01(a) hereof.

DTC Custodian: The Grantor Trustee, or its successor in interest as custodian for DTC.

DTC Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time DTC effects book-entry transfers and pledges of securities deposited with DTC.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Fannie Mae: Fannie Mae (also known as Federal National Mortgage Association) or any successor thereto.

FDIC: Federal Deposit Insurance Corporation or any successor thereto.

Fractional Undivided Interest: With respect to each Class of Certificates, the fractional undivided interest evidenced by any Certificate, the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the aggregate Current Principal Amounts of all such Certificates.

Freddie Mac: Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or any successor thereto.

Grantor Trust Distribution Account: The trust account or accounts created and maintained pursuant to Section 3.01, which shall be denominated “Wells Fargo Bank, National Association, as Grantor Trustee for the benefit of the holders of Bear Stearns Asset Backed Securities I LLC, GreenPoint Mortgage Funding Grantor Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1 - Grantor Trust Distribution Account.”

Grantor Trustee: Wells Fargo Bank, National Association, or its successor in interest, or any successor grantor trustee appointed as herein provided.

Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Subsections 9.03(b) and 9.06(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Grantor Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

Indemnified Persons: The Grantor Trustee and their respective officers, directors, agents and employees and any separate grantor trustee or co-grantor trustee and their respective officers, directors, agents and employees.

Independent: When used with respect to any specified Person, this term means that such Person (a) is in fact independent of the Depositor and of any Affiliate of the Depositor, (b) does not have any direct financial interest or any material indirect financial interest in the Depositor or any Affiliate of the Depositor and (c) is not connected with the Depositor or any Affiliate of the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Interest Accrual Period: With respect to the Certificates, the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date. For purposes of clarification, if the Closing Date occurs in a month that contains thirty one (31) days, the first Interest Accrual Period shall include the 31st day of such month.

LIBOR: LIBOR as determined by the Underlying Trustee pursuant to the Underlying Pooling and Servicing Agreement.

Moody’s: Moody’s Investors Service, Inc. or its successor in interest.

One-Month LIBOR: One-Month LIBOR as determined by the Underlying Trustee pursuant to the Underlying Pooling and Servicing Agreement.

Opinion of Counsel: A written opinion of counsel who is or are acceptable to the Grantor Trustee and who, unless required to be Independent (an “Opinion of Independent Counsel”), may be internal counsel for the Depositor.

Optional Termination Date: As defined in the Underlying Pooling and Servicing Agreement.

Pass-Through Rate: With respect to the Class A-1B Certificates and any Distribution Date, One-Month LIBOR plus 0.170% per annum and with respect to the Class A-2B Certificates One-Month LIBOR plus 0.240% per annum, in each case calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Rating Agencies: S&P and Moody’s.

Record Date: With respect to the Certificates, the Business Day preceding the applicable Distribution Date.

Responsible Officer: Any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Grantor Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

S&P: Standard and Poor’s, a division of The McGraw-Hill Companies, Inc., and its successor in interest.

Swap Agreements: Each of the ISDA Master Agreement and related Confirmation, dated the Closing Date, between the Swap Counterparty and the Grantor Trustee with respect to the Class A-1B Certificates and the ISDA Master Agreement and related Confirmation, dated the Closing Date, between the Swap Counterparty and the Grantor Trustee with respect to the Class A-2B Certificates.

Swap Counterparty: Bear Stearns Capital Markets Inc., or any successor swap counterparty appointed in accordance with each Swap Agreement.

Swap Counterparty Payment: On each Distribution Date, amounts due to the Swap Counterparty pursuant to the related Swap Agreement.

Swap Termination Event: A default by the Swap Counterparty of its obligations under either Swap Agreement.

Trust Fund or Trust: The corpus of the trust created by this Agreement, consisting of the Underlying Certificates, the Swap Agreements and the other assets described in Section 2.01.

Underlying Certificates: The Class A-1B Certificates and the Class A-2B Certificates issued pursuant to the Underlying Pooling and Servicing Agreement.

Underlying Certificates Remittance Report: The remittance report provided to the Holders of the Underlying Certificates in accordance with Section 6.04 of the Underlying Pooling and Servicing Agreement.

Underlying Interest Shortfalls: Any Underlying Realized Losses and Net Interest Shortfalls (as defined in the Underlying Pooling and Servicing Agreement) allocated to the Underlying Certificates pursuant to Section 6.02(g) of the Underlying Pooling and Servicing Agreement.

Underlying Mortgage Loans: The mortgage loans deposited into the Underlying Trust created by the Underlying Pooling and Servicing Agreement.

Underlying Pooling and Servicing Agreement: The Pooling and Servicing Agreement dated as of February 1, 2006, by and among Bear Stearns Asset Backed Securities I LLC, as depositor, Wells Fargo Bank, National Association, not in its individual capacity but solely as trustee, and EMC Mortgage Corporation, as servicer, company and seller, attached hereto as Exhibit D.

Underlying Realized Losses: Any Realized Losses on the Mortgage Loans allocated to the Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement.

Underlying Trust: The corpus of the trust created by the Underlying Pooling and Servicing Agreement.

Underlying Trustee: Wells Fargo Bank, National Association, as trustee under the Underlying Pooling and Servicing Agreement, or its successor in interest, or any successor trustee appointed as provided in the Underlying Pooling and Servicing Agreement.

ARTICLE II

Conveyance of Underlying Certificates;

Original Issuance of Certificates

Section 2.01.    CONVEYANCE OF UNDERLYING CERTIFICATES TO GRANTOR TRUSTEE. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey and assign to the Grantor Trustee, in trust, for the use and benefit of the Certificateholders, (i) all the right, title and interest of the Depositor in and to the Underlying Certificates, (ii) all distributions on the Underlying Certificates after the Closing Date and (iii) all other assets constituting the Trust Fund.

In connection with such transfer and assignment, the Depositor is causing the delivery of the Underlying Certificates to the Grantor Trustee.

It is intended by the Depositor that the conveyance of the Depositor’s right, title and interest in and to the Underlying Certificates and all other assets constituting the Trust Fund pursuant to this Agreement shall constitute, and be construed as, an absolute sale of the Underlying Certificates and the other assets constituting the Trust Fund by the Depositor to the Grantor Trustee for the benefit of the Certificateholders. Furthermore, it is not intended by the Depositor that such conveyance be deemed a pledge of the Underlying Certificates and the other assets constituting the Trust Fund by the Depositor to the Grantor Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Underlying Certificates and the other assets constituting the Trust Fund are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Underlying Certificates and the other assets constituting the Trust Fund, then it is intended by the Depositor as follows: (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor to the Grantor Trustee of a security interest in all of the Depositor’s right, title and interest in and to the Underlying Certificates, and all amounts payable to the holders of the Underlying Certificates and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Grantor Trust Distribution Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Grantor Trustee (or its agent, providing that the agent authenticates a record acknowledging that it holds possession for the benefit of the Grantor Trustee) of the Underlying Certificates and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Grantor Trustee for the purpose of perfecting such security interest under applicable law. It is also intended that the Trust Fund be classified (for Federal tax purposes) as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code, of which the Certificateholders are owners, rather than as an association taxable as a corporation. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

Section 2.02.     ACCEPTANCE BY GRANTOR TRUSTEE. The Grantor Trustee hereby acknowledges the receipt by it of the Underlying Certificates and declares that it holds and will hold such Underlying Certificates and all other assets and documents included in the Trust Fund, in trust, upon the trusts herein set forth, for the exclusive use and benefit of all present and future Certificateholders in accordance with the terms of this Agreement.

Section 2.03.    SWAP AGREEMENT. On the Closing Date, the Grantor Trustee shall enter into each Swap Agreement with the Swap Counterparty.

Section 2.04.  REPRESENTATIONS AND WARRANTIES CONCERNING THE DEPOSITOR. The Depositor hereby represents and warrants to the Grantor Trustee as follows:

(i)           the Depositor is duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has full power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement;

(ii)          the Depositor has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement, and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law;

(iii)        the execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the certificate of formation or limited liability company agreement of the Depositor or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any indenture or other agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which breach or violation may materially impair the Depositor’s ability to perform or meet any of its obligations under this Agreement;

(iv)         no litigation is pending, or, to the best of the Depositor’s knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof;

(v)          no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same; and

(vi)         immediately prior to the transfer and assignment to the Grantor Trustee, each Underlying Certificate was not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Underlying Certificate to the Grantor Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

ARTICLE III

Accounts

Section 3.01.      GRANTOR TRUST DISTRIBUTION ACCOUNT.

(a)          The Grantor Trustee shall establish and maintain in the name of the Grantor Trustee, for the benefit of the Certificateholders, the Grantor Trust Distribution Account as a segregated trust account or accounts. The Grantor Trustee will deposit in the Grantor Trust Distribution Account any amounts paid to the Grantor Trust by the Underlying Trust to or with respect to the Underlying Certificates pursuant to the Underlying Pooling and Servicing Agreement and any amounts paid to the Grantor Trust pursuant to either Swap Agreement.

(b)          All amounts deposited to the Grantor Trust Distribution Account shall be held by the Grantor Trustee in the name of the Grantor Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

(c)          The Grantor Trust Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Grantor Trustee and held by the Grantor Trustee in trust in its Corporate Trust Office, and the Grantor Trust Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Grantor Trustee (whether made directly, or indirectly through a liquidator or receiver of the Grantor Trustee). The amount at any time credited to the Grantor Trust Distribution Account shall be uninvested.

Section 3.02.  PERMITTED WITHDRAWALS AND TRANSFERS FROM THE GRANTOR TRUST DISTRIBUTION ACCOUNT.

(a)          The Grantor Trustee may clear and terminate the Grantor Trust Distribution Account pursuant to Section 8.01(d) and remove amounts from time to time deposited in error into the Grantor Trust Distribution Account.

(b)          On an ongoing basis, the Grantor Trustee shall withdraw from the Grantor Trust Distribution Account any expenses, disbursements and advances recoverable by the Grantor Trustee pursuant to Section 7.05 and any amounts payable as indemnification pursuant to Section 6.01; provided however, to the extent the amounts recoverable pursuant to Sections 6.01 or 7.05 relate to a specific Class of Certificates or a specific Swap Agreement, such amounts shall be deducted from the Available Funds allocated to the related Class of Certificates.

(c)          On each Distribution Date, the Grantor Trustee shall pay the amount distributable to the Swap Counterparty and the Holders of the Certificates in accordance with Section 5.01 from Available Funds in the Grantor Trust Distribution Account.

ARTICLE IV

Certificates

Section 4.01.     CERTIFICATES.

(a)     olders under this Agreement, and requests and directions for, and votes of, such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Grantor Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its DTC Participants.

All transfers by Certificate Owners of the Book-Entry Certificates shall be made in accordance with the procedures established by the DTC Participant or brokerage firm representing such Certificate Owners. Each DTC Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with DTC’s normal procedures.

(b)          If (i)(A) the Depositor advises the Grantor Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities under the DTC Agreement and (B) the Grantor Trustee or the Depositor is unable to locate a qualified successor within 30 days thereafter or (ii) the Depositor at its option advises the Grantor Trustee in writing that it elects to terminate the book-entry system through DTC, the Grantor Trustee shall request that DTC notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Grantor Trustee of the Certificates by DTC, accompanied by registration instructions from DTC for registration, the Grantor Trustee shall issue and sign the definitive Certificates. Neither of the Depositor nor the Grantor Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

(c)          The Certificates shall have the following designation and initial principal amount:

Designation	Initial Principal Amount
A-1B	$300,000,000
A-2B	$85,000,000

The Certificates shall have the Pass-Through Rate as defined herein.

(d)          With respect to each Distribution Date, the Certificates shall accrue interest during the related Interest Accrual Period. Interest on the Certificates shall be calculated on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period, based upon the Pass-Through Rate set forth above and the Current Principal Amount of the Certificates applicable to such Distribution Date.

(e)          The Certificates shall be substantially in the form set forth in Exhibit A. On original issuance, the Grantor Trustee shall sign the Certificates and shall deliver the Certificates at the direction of the Depositor. Pending the preparation of definitive Certificates, the Grantor Trustee may sign temporary Certificates that are printed, lithographed or typewritten, in authorized denominations, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office of the Grantor Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Grantor Trustee shall sign and shall deliver in exchange therefor, a like aggregate principal amount, in authorized denominations, of definitive Certificates. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

(f)           The Book-Entry Certificates will be registered as a single Certificate held by a nominee of DTC or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of DTC in minimum denominations of $1,000 and increments of $1.00 in excess thereof. On the Closing Date, the Grantor Trustee shall execute the Certificate in the entire Current Principal Amount of the Certificates. The Grantor Trustee shall sign the Certificates by facsimile or manual signature on behalf of the Grantor Trustee by one of its authorized signatories, who shall be a Responsible Officer of the Grantor Trustee or its agent. A Certificate bearing the manual or facsimile signature of an individual who was an authorized signatory of the Grantor Trustee or its agent at the time of issuance shall bind the Grantor Trustee, notwithstanding that such individual has ceased to hold such position prior to the delivery of such Certificate.

(g)          No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed signature of the Grantor Trustee, or its agent, and such signature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their signature.

Section 4.02.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

(a)          The Grantor Trustee shall maintain at its Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Grantor Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

(b)          Subject to Subsection 4.01(a), upon surrender for registration of transfer of any Certificate at any office or agency of the Grantor Trustee maintained for such purpose, the Grantor Trustee shall sign and shall deliver, in the name of the designated transferee or transferees, a new Certificate of a like aggregate Fractional Undivided Interest, but bearing a different number.

(c)          At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at any such office or agency; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Depositor as indicated to the Grantor Trustee in writing. Whenever any Certificates are so surrendered for exchange, the Grantor Trustee shall sign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(d)          If the Grantor Trustee so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Grantor Trustee, duly executed by the holder thereof or his or her attorney duly authorized in writing.

(e)          No service charge shall be made for any transfer or exchange of Certificates, but the Grantor Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(f)           The Grantor Trustee shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Securities Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

(g)          The following legend shall be placed on the Certificates, whether upon original issuance or upon issuance of any other Certificate in exchange therefor or upon transfer thereof:

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (ERISA), UNLESS THE PURCHASE OF THE CERTIFICATES ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SERVICER, THE UNDERLYING TRUSTEE OR THE GRANTOR TRUSTEE IN ADDITION TO

THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

Section 4.03.     MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

(a)          If (i) any mutilated Certificate is surrendered to the Grantor Trustee, or the Grantor Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Grantor Trustee such security or indemnity as it may require to save it harmless, and (iii) the Grantor Trustee has not received notice that such Certificate has been acquired by a third Person, the Grantor Trustee shall sign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Grantor Trustee and shall be of no further effect and evidence no rights.

(b)          Upon the issuance of any new Certificate under this Section 4.03, the Grantor may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Grantor Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 4.04.    PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Grantor Trustee and any agent of the Depositor or the Grantor Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever. Neither the Depositor, the Grantor Trustee, nor any agent of the Depositor or the Grantor Trustee shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

Section 4.05.     ERISA RESTRICTIONS.

(a)          Subject to the provisions of subsection (b), no Certificates may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and Section 4975 of the Code, unless the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Servicer, the Underlying Trustee or the Grantor Trustee to any obligation in addition to those undertaken in the Underlying Pooling and Servicing Agreement.

(b)          Any Person acquiring an interest in a Certificate, by acquisition of such Certificate, shall be deemed to have represented to the Grantor Trustee that either: (i) it is not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, or (ii) the transfer and/or holding of an interest in such Certificate to that Person and the subsequent servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption (“PTE”), including, but not limited to, PTE 84-14, PTE 91-38, PTE 90-1, PTE 95-60 or PTE 96-23 and (II) will not subject the Depositor, the Servicer, the Underlying Trustee or the Grantor Trustee to any obligation in addition to those undertaken in the Underlying Pooling and Servicing Agreement. The Grantor Trustee will not be required to monitor, determine or inquire as to compliance with the foregoing transfer restrictions and none of such Persons shall have any liability for the transfer of any Book-Entry Certificates made in violation of the transfer restrictions set forth herein.

ARTICLE V

Payments to Certificateholders

Section 5.01. DISTRIBUTIONS ON THE CERTIFICATES.

(a)          Interest and principal on the Certificates will be distributed monthly on each Distribution Date, commencing in March 2006, in an aggregate amount equal to the Available Funds for such Distribution Date.

(I)           On each Distribution Date, the Class A-1B Available Funds shall be distributed as follows:

(i)           FIRST, to the Swap Counterparty, the related Swap Counterparty Payment (if any) and certain termination payments (as set forth in the related Swap Agreement), if applicable, for such distribution date (other than where the Swap Counterparty is the defaulting or affected party;

(ii)          SECOND, to the extent of remaining Class A-1B Available Funds, to the Class A-1B Certificates, the Accrued Certificate Interest on the Class A-1B Certificates for such Distribution Date;

(iii)        THIRD, to the extent of remaining Class A-1B Available Funds, to the Class A-1B Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates;

(iv)         FOURTH, to the extent of remaining Class A-1B Available Funds, to the Class A-1B Certificates, any principal distributions received from the related Underlying Certificates, in reduction of the Current Principal Amount thereof, until the Current Principal Amount thereof has been reduced to zero; and

(v)         FIFTH, to the extent of remaining Grantor Trust Available Funds to the Swap Counterparty, any termination payments (as set forth in the related Swap Agreement) where the Swap Counterparty is the defaulting or affected party.

(II)   On each Distribution Date, the Class A-2B Available Funds shall be distributed as follows:

(i)    FIRST, to the Swap Counterparty, the related Swap Counterparty Payment (if any) and certain termination payments (as set forth in the related Swap Agreement), if applicable, for such distribution date (other than where the Swap Counterparty is the defaulting or affected party;

(ii)   SECOND, to the extent of remaining Class A-2B Available Funds, to the Class A-2B Certificates, the Accrued Certificate Interest on the Class A-2B Certificates for such Distribution Date;

(iii)  THIRD, to the extent of remaining Class A-2B Available Funds, to the Class A-2B Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous Distribution Dates;

(iv) FOURTH, to the extent of remaining Class A-2B Available Funds, to the Class A-2B Certificates, any principal distributions received from the related Underlying Certificates, in reduction of the Current Principal Amount thereof, until the Current Principal Amount thereof has been reduced to zero; and

(v) FIFTH, to the extent of remaining Grantor Trust Available Funds to the Swap Counterparty, any termination payments (as set forth in the related Swap Agreement) where the Swap Counterparty is the defaulting or affected party.

(b)   No Accrued Certificate Interest will be payable with respect to the Certificates after the Distribution Date on which the Current Principal Amount of the Certificates has been reduced to zero.

Section 5.02. ALLOCATION OF LOSSES.

(a)    On or prior to each Determination Date, the Grantor Trustee, based solely upon information provided to it and calculations with respect thereto conducted by the Underlying Trustee pursuant to Section 6.04 of the Underlying Pooling and Servicing Agreement, shall determine the amount of any Underlying Realized Losses on the Mortgage Loans to be allocated to the Underlying Certificates (and, correspondingly, to the related Certificates).

(b)   With respect to any Certificates on any Distribution Date, the principal portion of each Underlying Realized Loss allocated to the related Underlying Certificates (and, correspondingly, to such Certificates) shall be allocated among the related Certificates in proportion to their respective Current Principal Amounts, until the Current Principal Amount thereof has been reduced to zero.

Section 5.03. PAYMENTS.

(a)    On each Distribution Date, other than the final Distribution Date, the Grantor Trustee shall distribute to each Certificateholder of record on the directly preceding Record Date the Certificateholder’s pro rata share (based on the aggregate Fractional Undivided Interest represented by such Holder’s Certificates) of all amounts required to be distributed on such Distribution Date to the related Certificates, based solely on information provided to the Grantor Trustee and calculations with respect thereto conducted by the Underlying Trustee and the Swap Counterparty. The Grantor Trustee shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

(b)   Payment of the above amounts to each Certificateholder shall be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Grantor Trustee, on or before the fifth Business Day preceding the related Record Date, of written instructions from a Certificateholder, by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of the Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Grantor Trustee specified in the notice to Certificateholders of such final payment.

Section 5.04. STATEMENTS TO CERTIFICATEHOLDERS.

(a)    Concurrently with each distribution to Certificateholders, the Grantor Trustee shall make available via the Grantor Trustee’s internet website as set forth below, all of the information contained in the Underlying Certificates Remittance Report and the following:

(i)     the respective Pass-Through Rates on each of the Underlying Certificates and the Certificates;

(ii)    the respective amounts of any interest distributions made to each of the Underlying Certificates and the Certificates;

(iii)   the respective amounts of any principal distributions made to each of the Underlying Certificates and the Certificates;

(iv)   the Current Principal Amount of each Class of Certificates;

(v)    the amount of any payments of Carryover Shortfall Amounts to the Underlying Certificates;

(vi)   the amount of any Underlying Realized Loss or Net Deferred Interest allocated to the Underlying Certificates;

(vii)  the amount of any payments made to the Swap Counterparty by the Trust; and

(viii)  the amount of any payments made to the Trust by the Swap Counterparty.

The Grantor Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Grantor Trustee’s website initially located at www.ctslink.com. Assistance in using the website can be obtained by calling the Grantor Trustee’s customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Grantor Trustee shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Grantor Trustee shall provide timely and adequate written notification to all parties regarding any such change.

(b)   Within a reasonable period of time after the end of the preceeding calendar year, beginning in 2007, the Grantor Trustee will furnish such report to each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(ii), (a)(iii), (a)(iv) and (a)(v) above with respect to the Certificates, and at the request of the Holders, any other amounts which would enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Grantor Trustee to such Holders pursuant to the requirements of the Code.

ARTICLE VI

Indemnification

Section 6.01.   INDEMNIFICATION OF THE GRANTOR TRUSTEE. The Trust shall indemnify the Indemnified Persons for, and will hold them harmless against, any loss, liability or expense incurred on their part, arising out of, or in connection with, this Agreement, either Swap Agreement and the Certificates, including the costs and expenses (including reasonable legal fees and expenses) of defending themselves against any such claim other than (i) any loss, liability or expense related to such Indemnified Person’s failure to perform such Indemnified Person’s duties in strict compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and (ii) any loss, liability or expense incurred by reason of such Indemnified Person’s willful misfeasance, bad faith or negligence i   n the performance or non-performance of duties hereunder or by reason of such Indemnified Person’s reckless disregard of obligations and duties hereunder. Any amounts payable to an Indemnified Person as set forth herein shall be paid by the Grantor Trustee to such Indemnified Person from the Grantor Trust Distribution Account. This indemnity shall survive the resignation or removal of the Grantor Trustee and the termination of this Agreement.

ARTICLE VII

Concerning the Grantor Trustee

Section 7.01.     DUTIES OF THE GRANTOR TRUSTEE.

(a)    The Grantor Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Grantor Trustee.

(b)   Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Grantor Trustee pursuant to any provision of this Agreement, the Grantor Trustee shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Grantor Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

(c)    On each Distribution Date, the Grantor Trustee shall make monthly distributions and the final distribution to the Certificateholders from Available Funds in the Grantor Trust Distribution Account as provided in Section 5.01 herein based on a report prepared by the Underlying Trustee with respect to such distributions.

(d)   No provision of this Agreement shall be construed to relieve the Grantor Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)     The duties and obligations of the Grantor Trustee shall be determined solely by the express provisions of this Agreement, the Grantor Trustee shall not be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Grantor Trustee and, in the absence of bad faith on the part of the Grantor Trustee, the Grantor Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Grantor Trustee and conforming to the requirements of this Agreement;

(ii)    The Grantor Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Grantor Trustee unless it shall be proved that the Grantor Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Grantor Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Grantor Trustee or exercising any trust or other power conferred upon the Grantor Trustee under this Agreement;

(iv)   The Grantor Trustee shall not in any way be liable by reason of any insufficiency in the Grantor Trust Distribution Account unless it is determined by a court of competent jurisdiction that the Grantor Trustee’s negligence, negligent failure to act or willful misconduct was the primary cause of such insufficiency (except to the extent that the Grantor Trustee is obligor and has defaulted thereon); and

(v)    Anything in this Agreement to the contrary notwithstanding, in no event shall the Grantor Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Grantor Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

The Grantor Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(e)    All funds received by the Grantor Trustee and required to be deposited in the Grantor Trust Distribution Account pursuant to this Agreement will be promptly so deposited by the Grantor Trustee.

(f)     Except for those actions that the Grantor Trustee is required expressly to take hereunder, the Grantor Trustee shall not have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

(g)     The Grantor Trustee hereby acknowledges and agrees to reasonably cooperate with the Seller, the Trustee and the Depositor in facilitating compliance by such parties with the provisions of Regulation AB.

Section 7.02.     CERTAIN MATTERS AFFECTING THE GRANTOR TRUSTEE.

Except as otherwise provided in Section 7.01:

(i)     The Grantor Trustee may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of the Depositor, the Servicer or the Underlying Trustee, any certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The Grantor Trustee may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

(iii)   The Grantor Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, and shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Grantor Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(iv)   The Grantor Trustee shall not be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)    The Grantor Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund and provided that the payment within a reasonable time to the Grantor Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Grantor Trustee, reasonably assured to the Grantor Trustee by the security afforded to it by the terms of this Agreement. The Grantor Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid pro rata by the Certificateholders requesting the investigation;

(vi)   The Grantor Trustee may (to the extent it is authorized hereunder to so execute or perform) execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through its Affiliates, agents or attorneys. The Grantor Trustee shall not be liable or responsible for the misconduct or negligence of any agent or attorney of the Grantor Trustee appointed hereunder by the Grantor Trustee with due care;

(vii)  Should the Grantor Trustee deem the nature of any action required on its part, other than a payment or transfer under Section 3.02 or Section 5.01, to be unclear, the Grantor Trustee may require prior to such action that it be provided by the Depositor with reasonable further instructions;

(viii) The right of the Grantor Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Grantor Trustee shall not be accountable for other than its negligence, bad faith, negligent failure to act or willful misconduct in the performance of any such act; and

(ix)   The Grantor Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Section 7.07.

Section 7.03.GRANTOR TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates (other than the signature of the Grantor Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Grantor Trustee shall not have any responsibility for their correctness. The Grantor Trustee does not make any representation as to the validity or sufficiency of the Certificates (other than the signature of the Grantor Trustee on the Certificates). The Grantor

Trustee’s signature on the Certificates shall be solely in its capacity as Grantor Trustee, and shall not constitute the Certificates an obligation of the Grantor Trustee in any other capacity. The Grantor Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Underlying Certificates. The Grantor Trustee shall not be responsible for the legality, sufficiency or validity of this Agreement, the Swap Agreements or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance by any Person other than it, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. The Grantor Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement. The Grantor Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 7.04.     GRANTOR TRUSTEE MAY OWN CERTIFICATES. The Grantor Trustee, in its individual capacity or in any capacity other than as Grantor Trustee hereunder, may become the owner or pledgee of any Certificates with the same rights it would have if it were not Grantor Trustee and may otherwise deal with the parties hereto.

Section 7.05.     EXPENSES. The Grantor Trustee and any director, officer, employee or agent of such party, will be entitled to recover from the Grantor Trust Distribution Account pursuant to Section 3.02(b) all reasonable out- of-pocket expenses, disbursements and advances of such party in connection with any event of default or breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by such party in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence, negligent failure to act, or intentional misconduct or which is the responsibility of the Certificateholders or the Trust Fund hereunder. If funds in the Grantor Trust Distribution Account are insufficient therefor, such party shall recover such expenses, disbursements and advances from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

Section 7.06.     ELIGIBILITY REQUIREMENTS FOR GRANTOR TRUSTEE. The Grantor Trustee, and any successor Grantor Trustee, shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Grantor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and rated “BBB” or higher by Standard & Poor’s and “Baa2” or higher by Moody’s with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Grantor Trustee other than p ursuant to Section 7.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Grantor Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of this Section 7.06, the Grantor Trustee shall resign immediately in the manner and with the effect specified in Section 7.08.

Section 7.07.     INSURANCE. The Grantor Trustee, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a “Financial Institution Bond” and/or a “Bankers’ Blanket Bond”). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Grantor Trustee as to such party’s compliance with this Section 7.07 shall be furnished to any Certificateholder upon reasonable written request.

Section 7.08.   RESIGNATION AND REMOVAL OF THE GRANTOR TRUSTEE.

(a)    Subject to the terms of this Agreement, the Grantor Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Grantor Trustee, by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Grantor Trustee and the successor Grantor Trustee. If no successor Grantor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Grantor Trustee may assign its duties and obligations hereunder to a Person who satisfies the requirements of Section 7.06 or may petition any court of competent jurisdiction for the appointment of a successor Grantor Trustee. The Grantor Trustee may resign hereunder unless it shall also resign as Underlying Trustee under the Underlying Pooling and Servicing Agreement.

(b)   If at any time the Grantor Trustee shall cease to be eligible in accordance with the provisions of Section 7.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Grantor Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Grantor Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Grantor Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor shall promptly remove the Grantor Trustee and appoint a successor Grantor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Grantor Trustee so removed and one copy of which instrument shall be delivered to the successor Grantor Trustee so appointed.

(c)    The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may at any time remove the Grantor Trustee and appoint a successor Grantor Trustee by written instrument or instruments, in quadruplicate, signed by such

Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor and such party so removed and one copy of which instrument shall be delivered to the successor so appointed.

(d)   No resignation or removal of the Grantor Trustee and appointment of a successor Grantor Trustee pursuant to any of the provisions of this Section 7.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Grantor Trustee as provided in Section 7.09.

Section 7.09.     SUCCESSOR GRANTOR TRUSTEE.

(a)    Any successor Grantor Trustee appointed as provided in Section 7.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor Grantor Trustee an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Grantor Trustee shall then become effective and such successor Grantor Trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Grantor Trustee herein. The predecessor Grantor Trustee shall, after its receipt of payment of its outstanding fees and expenses, promptly deliver to the successor Grantor Trustee all assets and records of the Trust held by it hereunder, and the Depositor and the predecessor Grantor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Grantor Trustee all such rights, powers, duties and obligations.

(b)   No successor Grantor Trustee shall accept appointment as provided in this Section 7.09 unless at the time of such acceptance such successor Grantor Trustee shall be eligible under the provisions of Section 7.06.

(c)    Upon acceptance of appointment by a successor Grantor Trustee as provided in this Section 7.09, the successor Grantor Trustee shall mail notice of the succession of such Grantor Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies.

Section 7.10.    MERGER OR CONSOLIDATION OF GRANTOR TRUSTEE. Any state bank or trust company or national banking association into which the Grantor Trustee may be merged or converted or with which it may be consolidated, or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Grantor Trustee shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate business of the Grantor Trustee shall be the successor of the Grantor Trustee hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 7.06. Such succession shall be valid without the execution or filing of any paper or any further act on the part of any of the par ties hereto, anything herein to the contrary notwithstanding.

Section 7.11.    APPOINTMENT OF CO-GRANTOR TRUSTEE OR SEPARATE GRANTOR TRUSTEE.

(a)    Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Depositor and the Grantor Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Grantor Trustee and the Depositor to act as co-grantor trustee or co-grantor trustees, jointly with the Grantor Trustee, or separate grantor trustee or separate grantor trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 7.11, such powers, duties, obligations, rights and trusts as the Depositor and the Grantor Trustee may consider necessary or desirable.

(b)   If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Grantor Trustee shall have the power to make such appointment without any action by or consent of the Depositor.

(c)    No co-grantor trustee or separate grantor trustee hereunder shall be required to meet the terms of eligibility as a successor Grantor Trustee under Section 7.06 hereunder and no notice to Certificateholders of the appointment of co-grantor trustee(s) or separate grantor trustee(s) shall be required under Section 7.08 hereof.

(d)   In the case of any appointment of a co-grantor trustee or separate grantor trustee pursuant to this Section 7.11, all rights, powers, duties and obligations conferred or imposed upon the Grantor Trustee and required to be conferred on such co-grantor trustee shall be conferred or imposed upon and exercised or performed by the Grantor Trustee and such separate grantor trustee or co-grantor trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Grantor Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate grantor trustee or co-grantor trustee at the direction of the Grantor Trustee.

(e)    Any notice, request or other writing given to the Grantor Trustee shall be deemed to have been given to each of the then separate grantor trustees and co-grantor trustees, as effectively as if given to each of them. Every instrument appointing any separate grantor trustee or co-grantor trustee shall refer to this Agreement and the conditions of this Article VII. Each separate grantor trustee and co-grantor trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Grantor Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Grantor Trustee. Every such instrument shall be filed with the Grantor Trustee.

(f)     To the extent not prohibited by law, any separate grantor trustee or co-grantor trustee may, at any time, request the Grantor Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate grantor trustee or co-grantor trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties rights, remedies and trusts shall vest in and be exercised by the Grantor Trustee, to the extent permitted by law, without the appointment of a new or successor Grantor Trustee.

(g)    No grantor trustee under this Agreement shall be personally liable by reason of any act or omission of another grantor trustee under this Agreement. The Depositor and the Grantor Trustee acting jointly may at any time accept the resignation of or remove any separate grantor trustee or co-grantor trustee.

Section 7.12.    FEDERAL INFORMATION RETURNS AND REPORTS TO CERTIFICATEHOLDERS; GRANTOR TRUST ADMINISTRATION.

(a)    The Underlying Trustee, pursuant to Section 9.12(g) of the Underlying Pooling and Servicing Agreement, shall perform its obligations relating to the Trust in a manner so as to maintain the status of the Trust Fund as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code and not as an association taxable as a corporation, as a taxable mortgage pool, or as a partnership and to prevent the imposition of any federal, state or local income or other tax on the Trust Fund.

(b)   The Underlying Trustee shall furnish or cause to be furnished to holders of the Certificates, and shall file or cause to be filed with the Internal Revenue Service, together with Form 1041 or such other form as may be applicable, such information with respect to the income and deductions of the Trust Fund at the time or times and in the manner required by the Code, including furnishing the Grantor Trustee with such other customary factual information to enable Certificateholders to prepare their tax returns, including information required with respect to computing the accrual of original issue and market discount.

(c)    Notwithstanding any other provisions of this Agreement, the Underlying Trustee shall comply with all federal withholding requirements with respect to payments to Certificateholders. The consent of Certificateholders shall not be required for any such withholding. In the event the Grantor Trustee, based solely on instructions from such Certificateholder or other Person, withholds any amount from any Certificateholder pursuant to federal withholdings requirements, the Grantor Trustee shall indicate to such Certificateholder the amount so withheld.

(d)   The Underlying Trustee agrees to indemnify the Trust Fund, the Grantor Trustee and the Depositor for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Grantor Trustee or the Depositor as a result of a breach of the Underlying Trustee’s obligations set forth in this Section 7.12.

ARTICLE VIII

Termination

Section 8.01.    TERMINATION UPON REPURCHASE BY THE DEPOSITOR OR ITS DESIGNEE OR LIQUIDATION OF THE MORTGAGE LOANS.

(a)    The respective obligations and responsibilities of the Depositor and the Grantor Trustee created hereby, other than the obligation of the Grantor Trustee to make payments to Certificateholders as hereinafter set forth, shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation of the Underlying Certificates, or any advance with respect thereto.

(b)   In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date of this Agreement.

(c)    The Grantor Trustee shall give notice of any termination of the Trust to the Certificateholders, with a copy to the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Grantor Trustee for payment by the Grantor Trustee of the final distribution and cancellation with respect thereto. Such notice shall be given by letter, mailed not later than the 20th day of the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Grantor Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made by the Grantor Trustee only upon presentation and surrender of the Certificates at the office of the Grantor Trustee therein specified.

(d)   Upon the presentation and surrender of the Certificates, the Grantor Trustee shall distribute to the remaining Certificateholders, in accordance with their respective interests and based solely upon information provided to it by the Underlying Trustee and calculations conducted by the Underlying Trustee with respect thereto, all Available Funds remaining in the Grantor Trust Distribution Account.

(e)    If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, then the Grantor Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If, within six months after the second notice, not all the Certificates shall have been surrendered for cancellation, then the Grantor Trustee may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

ARTICLE IX

Miscellaneous Provisions

Section 9.01.    INTENT OF PARTIES. The parties intend that the Trust Fund shall be treated as a grantor trust for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

Section 9.02.    ACTION UNDER UNDERLYING DOCUMENTS. In the event that there are any matters arising under the Underlying Pooling and Servicing Agreement related to an Underlying Certificate which require the vote or direction of holders of the Underlying Certificates thereunder, the Grantor Trustee, as holder of the Underlying Certificates will vote such Underlying Certificate in accordance with the written instructions received from holders of Certificates evidencing at least 51% of the Fractional Undivided Interest of the related Class of Certificates. In the absence of any such instructions, the Grantor Trustee will not vote such Underlying Certificates.

Upon written request, the Grantor Trustee will forward to the Certificateholders copies of any communications received regarding matters arising that require action by holders of the Underlying Certificates.

Section 9.03.    AMENDMENT.

(a)    This Agreement may be amended from time to time by the Depositor and the Grantor Trustee without the consent of the Swap Counterparty (other than with respect to any amendment hereto that materially and adversely affects the rights of the Swap Counterparty hereunder, which amendment shall require the consent of the Swap Counterparty) and without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, (iii) to conform the terms hereof to the disclosure in the Prospectus or the Prospectus Supplement (as each such term is defined in the Underlying Pooling and Servicing Agreement), (iv) to comply with any changes in the Code or (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that, with regard to clauses (iv) and (v) of this Section 9.03(a), such action shall not, as evidenced by an Opinion of Independent Counsel, adversely affect in any material respect the interests of any Certificateholder.

(b)   This Agreement may also be amended from time to time by the Depositor and Grantor Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding, or (iii) result in the imposition of a tax on the Trust

Fund or cause the Trust Fund to fail to be classified as a grantor trust under subpart E, part I of subchapter J of chapter 1 of the Code, as evidenced by an Opinion of Counsel which shall be provided to the Grantor Trustee other than at the Grantor Trustee’s expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 9.03(b), Certificates registered in the name of or held for the benefit of the Depositor, the Grantor Trustee or any Affiliate thereof or nominee thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

(c)    Promptly after the execution of any such amendment, the Grantor Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to the Swap Counterparty and each Certificateholder, with a copy to the Rating Agencies.

(d)   In the case of an amendment under Section 9.03(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Grantor Trustee may prescribe.

(e)    Prior to the execution of any amendment to this Agreement, the parties hereto shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The parties hereto may, but shall not be obligated to, enter into any such amendment which affects such parties’ respective rights, duties or immunities under this Agreement.

Section 9.04.    RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust and upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

Section 9.05. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

(a)    The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

(b)   Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)    No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Depositor or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Grantor Trustee a written notice of a continuing default, as herein provided, (ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund shall have made written request upon the Grantor Trustee to institute such action, suit or proceeding in its own name as Grantor Trustee hereunder and shall have offered to the Grantor Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Grantor Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

(d)   No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 9.05, each and every Certificateholder and the Grantor Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 9.06.    ACTS OF CERTIFICATEHOLDERS.

(a)    Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Grantor Trustee and/or, where it is expressly required by this Agreement, to the Depositor and/or the Grantor Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Grantor Trustee and the Depositor if made in the manner provided in this Section 9.06.

(b)   The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Grantor Trustee deems sufficient.

(c)          The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 4.02 made on a Certificate presented in accordance with Section 4.04) shall be proved by the Certificate Register, and neither the Grantor Trustee, the Depositor nor any successor to any such parties shall be affected by any notice to the contrary.

(d)          Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Grantor Trustee, the Depositor or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

(e)          In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Grantor Trustee, the Depositor or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 9.03(b) and except that, in determining whether the Grantor Trustee and the Depositor and any Affiliate thereof shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which such party knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Grantor Trustee, the Depositor or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Grantor Trustee the pledgor’s right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Grantor Trustee or the Depositor, as the case may be.

Section 9.07.     GOVERNING LAW.   THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.08.    NOTICES.   All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, Attention: Vice President-Servicing, telecopier number: (212) 272-7206, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Grantor Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing or (iii) in the case of the Rating Agencies, Moody’s Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10004, and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York, 10041, Attention: Residential Mortgage Surveillance. Any notice delivered to the Depositor or the Grantor Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this

Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

Section 9.09.    SEVERABILITY OF PROVISIONS.   If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

Section 9.10.     SUCCESSORS AND ASSIGNS.   The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

Section 9.11.   ARTICLE AND SECTION HEADINGS.   The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 9.12.    COUNTERPARTS.   This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

Section 9.13.    NOTICE TO RATING AGENCIES.   The article and section headings herein are for convenience of reference only, and shall not limited or otherwise affect the meaning hereof. The Grantor Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

(1)     Any material change or amendment to this Agreement;

(2)     The resignation or termination of the Grantor Trustee under this Agreement;

(3)     The final payment to Certificateholders; and

(4)     Any change in the location of the Grantor Trust Distribution Account.

Section 9.14.   ENFORCEMENT OF RIGHTS.   The Grantor Trustee shall take such action as may be necessary to enforce the rights of the Trust pursuant to the Swap Agreements and, to the extent any Swap Agreement is terminated prior to the Termination Date set forth therein, shall enter into any replacement swap agreement as directed by the Depositor.

[Signature page follows]

IN WITNESS WHEREOF, the Depositor and the Grantor Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BEAR STEARNS ASSET BACKED SECURITIES I LLC, as Depositor

By: Name: Baron Silverstein Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Grantor Trustee

By: Name: Stacey Taylor Title: Assistant Vice President

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 28th day of February, 2006, before me, a notary public in and for said State, personally appeared ____________, known to me to be a ____________ of Bear Stearns Asset Backed Securities I LLC, the limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

______________________________________

Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 28th day of February, 2006, before me, a notary public in and for said State, personally appeared __________, known to me to be an _____________ of Wells Fargo Bank, National Association, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

______________________________________

Notary Public

[Notarial Seal]

EXHIBIT A-1

GRANTOR TRUST CLASS A-1B CERTIFICATE

THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS MADE WITH RESPECT HERETO AND UNDERLYING REALIZED LOSSES ALLOCABLE TO THE UNDERLYING CERTIFICATES. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE GRANTOR TRUSTEE NAMED HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE GRANTOR TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE SERVICER, THE DEPOSITOR AND THE UNDERLYING TRUSTEE AND ON WHICH THEY MAY RELY THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE SERVICER AND THE UNDERLYING TRUSTEE THAT THE PURCHASE OF THE CLASS A-1B CERTIFICATES ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SERVICER, THE UNDERLYING TRUSTEE OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

Certificate No. 1	Variable Pass-Through Rate

Grantor Trust Class A-1B
Date of Grantor Trust Agreement: February 28, 2006	Aggregate Initial Current Principal Amount of this Certificate as of the Cut-off Date: $300,000,000.00
Cut-off Date: February 1, 2006
First Distribution Date: March 27, 2006	Initial Current Principal Amount of this Certificate as of the Cut-off Date: $300,000,000.00
Assumed Final Distribution Date: February 25, 2036	CUSIP: 39538W FJ 2

GREENPOINT MORTGAGE FUNDING GRANTOR TRUST

2006-AR1

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2006-AR1

evidencing a fractional undivided interest in the distributions allocable to the Grantor Trust Class A-1B Certificates with respect to a Trust Fund consisting primarily of the Underlying Certificates sold by BEAR STEARNS ASSET BACKED SECURITIES LLC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Bear Stearns Asset Backed Securities LLC (the “Depositor”) or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental entity or by the Depositor, the Grantor Trustee or any of their respective affiliates or any other person. None of the Depositor, the Servicer or the Grantor Trustee nor any of their respective affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) consisting primarily of the Class A-1B certificates (the “Underlying Certificates”) sold by the Depositor. The Trust Fund was created pursuant to the Grantor Trust Agreement, dated as of February 28, 2006 (the “Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as grantor trustee (the “Grantor Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Grantor Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month immediately following the month of the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Grantor Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Grantor Trustee in writing, as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Grantor Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Grantor Trustee for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Underlying Realized Losses on the Mortgage Loans allocable to the Underlying Certificates (and, correspondingly, to the Certificates). This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Grantor Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee with respect thereto.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates or the consent of the Swap Counterparty, or without the consent of the Holders of any of the Certificates but with the consent of the Swap Counterparty.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Grantor Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Grantor Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Grantor Trustee, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Class and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation with respect to the Underlying Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been signed by an authorized signatory of the Grantor Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

[Signature page follows]

IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed.

Dated: February 28, 2006

WELLS FARGO BANK, NATIONAL ASSOCIATION, Not in its individual capacity but solely as Grantor Trustee

By: Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1B Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Grantor Trustee

By: Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Grantor Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:	Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________________ for the account of _____________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable statements should be mailed to _________________________________________________________. This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

EXHIBIT A-2

GRANTOR TRUST CLASS A-2B CERTIFICATE

THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS MADE WITH RESPECT HERETO AND UNDERLYING REALIZED LOSSES ALLOCABLE TO THE UNDERLYING CERTIFICATES. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE GRANTOR TRUSTEE NAMED HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE GRANTOR TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE GRANTOR TRUSTEE WITH AN OPINION OF COUNSEL, ADDRESSED TO THE GRANTOR TRUSTEE, THE SERVICER, THE DEPOSITOR AND THE UNDERLYING TRUSTEE AND ON WHICH THEY MAY RELY THAT IS SATISFACTORY TO THE GRANTOR TRUSTEE, THE SERVICER AND THE UNDERLYING TRUSTEE, THAT THE PURCHASE OF THE CLASS A-2B CERTIFICATES ON BEHALF OF SUCH PERSON WILL NOT RESULT IN OR CONSTITUTE A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, IS PERMISSIBLE UNDER APPLICABLE LAW AND WILL NOT GIVE RISE TO ANY OBLIGATIONS ON THE PART OF THE DEPOSITOR, THE SERVICER, THE UNDERLYING TRUSTEE OR THE GRANTOR TRUSTEE IN ADDITION TO THOSE OBLIGATIONS SET FORTH IN THE UNDERLYING POOLING AND SERVICING AGREEMENT.

THE CERTIFICATES ARE SUBJECT TO THE RESTRICTIONS IN SECTION 4.05 OF THE AGREEMENT.

Certificate No. 1	Variable Pass-Through Rate

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Grantor Trust Class A-2B
Date of Grantor Trust Agreement: February 28, 2006	Aggregate Initial Current Principal Amount of this Certificate as of the Cut-off Date: $85,000,000.00
Cut-off Date: February 1, 2006
First Distribution Date: March 27, 2006	Initial Current Principal Amount of this Certificate as of the Cut-off Date: $85,000,000.00
Assumed Final Distribution Date: February 25, 2036	CUSIP: 39538W FL 7

GREENPOINT MORTGAGE FUNDING GRANTOR TRUST

2006-AR1

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2006-AR1

evidencing a fractional undivided interest in the distributions allocable to the Grantor Trust Class A-2B Certificates with respect to a Trust Fund consisting primarily of the Underlying Certificates sold by BEAR STEARNS ASSET BACKED SECURITIES I LLC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Bear Stearns Asset Backed Securities LLC (the “Depositor”) or the Grantor Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental entity or by the Depositor, the Grantor Trustee or any of their respective affiliates or any other person. None of the Depositor, the Servicer or the Grantor Trustee nor any of their respective affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Cede & Co. is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) consisting primarily of the Class A-2B certificates (the “Underlying Certificates”) sold by the Depositor. The Trust Fund was created pursuant to the Grantor Trust Agreement, dated as of February 28, 2006 (the “Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as grantor trustee (the “Grantor Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

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Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Grantor Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month immediately following the month of the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Grantor Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Grantor Trustee in writing, as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Grantor Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Grantor Trustee for that purpose and designated in such notice. The Initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and any Underlying Realized Losses on the Mortgage Loans allocable to the Underlying Certificates (and, correspondingly, to the Certificates). This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”), issued in one Class. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Grantor Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Grantor Trustee with respect thereto.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Grantor Trustee with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof, whether or not

3

notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates or the consent of the Swap Counterparty, or without the consent of the Holders of any of the Certificates but with the consent of the Swap Counterparty.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Grantor Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Grantor Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Grantor Trustee, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee. The Certificates are issuable only as registered Certificates without coupons in the Class and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Grantor Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Grantor Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Grantor Trustee or any such agent shall be affected by notice to the contrary. The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the termination of the Underlying Pooling and Servicing Agreement or upon the making of the final payment or other liquidation with respect to the Underlying Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been signed by an authorized signatory of the Grantor Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

[Signature page follows]

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IN WITNESS WHEREOF, the Grantor Trustee has caused this Certificate to be duly executed.

Dated: February 28, 2006

WELLS FARGO BANK, NATIONAL ASSOCIATION, Not in its individual capacity but solely as Grantor Trustee

By: Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2B Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Grantor Trustee

By: Authorized Signatory

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ____________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Grantor Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:	Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________________ for the account of _____________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable statements should be mailed to _________________________________________________________. This information is provided by _______________________________________, the assignee named above, or ____________________________, as its agent.

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EXHIBIT B

UNDERLYING CLASS A-1B CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCATED HERETO AND INCREASED TO THE EXTENT OF NET DEFERRED INTEREST ALLOCATED HERETO AS SET FORTH IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS GRANTOR TRUSTEE, OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO WELLS FARGO BANK, NATIONAL ASSOCIATION, AS GRANTOR TRUSTEE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS GRANTOR TRUSTEE, HAS AN INTEREST HEREIN.

Certificate No. 1	Variable Pass-Through Rate

Class A-1B Senior

Date of Pooling and Servicing Agreement and Cut-off Date: February 1, 2006	Aggregate Initial Current Principal Amount of this Certificate as of the Cut-off Date: $300,000,000

First Distribution Date: March 27, 2006	Initial Current Principal Amount of this Certificate as of the Cut-off Date: $300,000,000

Servicer: EMC Mortgage Corporation	CUSIP: 39538W FU 7

Assumed Final Distribution Date: February 25, 2036

GREENPOINT MORTGAGE FUNDING TRUST 2006-AR1

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES 2006-AR1

evidencing a fractional undivided interest in the distributions allocable to the Class A-1B Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties (the “Mortgage Loans”) and sold by BEAR STEARNS ASSET BACKED SECURITIES I LLC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Bear Stearns Asset Backed Securities I LLC ("BSABS"), the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by BSABS, the Servicer or the Trustee or any of their affiliates or any other person. None of BSABS, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Wells Fargo Bank, National Association, as Grantor Trustee is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of the Mortgage Loans sold by BSABS. The Mortgage Loans were sold by EMC Mortgage Corporation (“EMC”) to BSABS. EMC will act as servicer of the Mortgage Loans (the “Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among BSABS, as depositor (the “Seller”), EMC and Wells Fargo Bank, National Association, as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and Realized Losses allocated hereto and will be increased to the extent of Net Deferred Interest allocated thereto, in each case, as set forth in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Seller, the Servicer and the Trustee, and (ii) the amendment thereof by the Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate will be registered with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only if (i) the Stated Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% of the Cut-off Date Balance or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor and the Trustee has determined that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February 28, 2006	WELLS FARGO BANK, NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee
By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1B Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION
Authorized signatory of Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee
By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by       __________________, the assignee named above, or ________________________, as its agent.

UNDERLYING CLASS A-2B CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCATED HERETO AND INCREASED TO THE EXTENT OF NET DEFERRED INTEREST ALLOCATED HERETO AS SET FORTH IN THE AGREEMENT. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF WELLS FARGO BANK, NATIONAL ASSOCIATION, AS GRANTOR TRUSTEE, OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO WELLS FARGO BANK, NATIONAL ASSOCIATION, AS GRANTOR TRUSTEE, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS GRANTOR TRUSTEE, HAS AN INTEREST HEREIN.

Certificate No. 1	Variable Pass-Through Rate

Class A-2B Senior

Date of Pooling and Servicing Agreement and Cut-off Date: February 1, 2006	Aggregate Initial Current Principal Amount of this Certificate as of the Cut-off Date: $85,000,000

First Distribution Date: March 27, 2006	Initial Current Principal Amount of this Certificate as of the Cut-off Date: $85,000,000

Servicer: EMC Mortgage Corporation	CUSIP: 39538W FV 5

Assumed Final Distribution Date: February 25, 2036

GREENPOINT MORTGAGE FUNDING TRUST 2006-AR1

MORTGAGE PASS-THROUGH CERTIFICATE

SERIES 2006-AR1

evidencing a fractional undivided interest in the distributions allocable to the Class A-2B Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable interest rate mortgage loans secured by first liens on one-to-four family residential properties (the “Mortgage Loans”) and sold by BEAR STEARNS ASSET BACKED SECURITIES I LLC.

This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Bear Stearns Asset Backed Securities I LLC ("BSABS"), the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by BSABS, the Servicer or the Trustee or any of their affiliates or any other person. None of BSABS, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

This certifies that Wells Fargo Bank, National Association, as Grantor Trustee, is the registered owner of the Fractional Undivided Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the “Trust Fund”) primarily consisting of the Mortgage Loans sold by BSABS. The Mortgage Loans were sold by EMC Mortgage Corporation (“EMC”) to BSABS. EMC will act as servicer of the Mortgage Loans (the “Servicer,” which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”), among BSABS, as depositor (the “Seller”), EMC and Wells Fargo Bank, National Association, as trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

Interest on this Certificate will accrue during the period from and including the preceding Distribution Date (as hereinafter defined) (or in the case of the first Distribution Date, from the Closing Date) to and including the day prior to the current Distribution Date on the Current Principal Amount hereof at a per annum rate equal to the Pass-Through Rate set forth in the Agreement. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding the related Distribution Date so long as such Certificate remains in book-entry form (and otherwise, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date), an amount equal to the product of the Fractional Undivided Interest evidenced by this Certificate and the amount (of interest, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the Distribution Date in the month following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Current Principal Amount of this Class of Certificates will be reduced to zero.

Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement, by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The initial Current Principal Amount of this Certificate is set forth above. The Current Principal Amount hereof will be reduced to the extent of distributions allocable to principal hereon and Realized Losses allocated hereto and will be increased to the extent of Net Deferred Interest allocated thereto, in each case, as set forth in the Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the “Certificates”). The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

The Agreement permits, with certain exceptions therein provided: (i) the amendment thereof and the modification of the rights and obligations of the Seller, the Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Seller, the Servicer and the Trustee, and (ii) the amendment thereof by the Servicer and the Trustee with the consent of the Holders of Certificates, evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Fractional Undivided Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate will be registered with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Fractional Undivided Interest will be issued to the designated transferee.

The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Fractional Undivided Interest, as requested by the Holder surrendering the same.

No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Seller, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Seller, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of (A) the maturity or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (B) the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only if (i) the Scheduled Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% the Cut-off Date Balance or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor and the Trustee has determined that the REMIC status of any REMIC under the Agreement has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: February 28, 2006	WELLS FARGO BANK, NATIONAL ASSOCIATION
not in its individual capacity but solely as Trustee
By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2B Certificates referred to in the within-mentioned Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION
Authorized signatory of Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee
By:
Authorized Signatory

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Fractional Undivided Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Signature Guaranteed

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________ for the account of _________________________ account number _____________, or, if mailed by check, to ______________________________. Applicable statements should be mailed to _____________________________________________.

This information is provided by       __________________, the assignee named above, or ________________________, as its agent.

EXHIBIT C

Swap Agreement

2

BEAR STEARNS CAPITAL MARKETS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

TEL 212-272-2000

DATE:	February 28, 2006

TO:	Wells Fargo, N.A., not individually but solely as Grantor Trustee on behalf of GreenPoint Mortgage Funding Grantor Trust 2006–AR1 (the “Trust”)

ATTENTION:	Client Manager- Greenpoint 2006 AR1
TELEPHONE:	410-884-2000
FACSIMILE:	410-775-2380

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Mortgage Derivatives Confirmation

REFERENCE NUMBER(S): CXGP06AR11

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Bear Stearns Capital Markets Inc. (“Bear Stearns”) and GreenPoint Mortgage Funding Grantor Trust 2006–AR1 (“Counterparty”). This letter agreement constitutes the sole and complete “Confirmation,” as referred to in the “Master Agreement” (as defined below), with respect to the Transaction.

This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). The parties agree to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency—Cross Border) (the “Form Master Agreement”), together with the schedule thereto and any other related documents, each in form and substance as the parties shall in good faith agree (collectively, the “Executed Master Agreement”). In addition, the parties agree that until execution and delivery of the Executed Master Agreement, a Form Master Agreement, shall be deemed to have been executed and delivered by the parties on the Trade Date of the first transaction that by its terms is intended to be governed by a Master Agreement. All provisions contained in, or incorporated by reference to, the Form Master Agreement or the Executed Master Agreement (as applicable, the “Master Agreement”) shall govern the Transaction referenced in this Confirmation, except as expressly modified below. This Confirmation, together with all of the other documents confirming any and all Transactions entered into between us (regardless of which branch, if any, either of us has acted through) that by their terms are intended to be governed by a Master Agreement, shall supplement, form a part of and be subject to the Master Agreement. In the event

Reference Number: CXGP06AR11

GreenPoint Mortgage Funding Grantor Trust 2006–AR1

of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meaning ascribed to them in the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of February 1, 2006, among Bear

Stearns Asset Backed Securities I LLC, as depositor (the “Depositor”), Wells Fargo Bank National Association, as trustee (the “Trustee”) and EMC Mortgage Corporation, as servicer, seller and company

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	December 29, 2005

Effective Date:	February 28, 2006

Notional Amount:

For any Calculation Period, the Current Principal Amount (as set forth in the Statement to Certificateholders prepared by the Grantor Trustee pursuant to Section 5.04 of the Grantor Trust Agreement (the “Grantor Trust Agreement”), dated February 28, 2006 between the Depositor and the Trustee, as grantor trustee (the “Grantor Trustee”)) of the Grantor Trust Certificates as of the close of business on the 25th day of the month in which such Calculation Period begins (or, if remittances on such Grantor Trust Certificates are not made on such day, as of the close of business on the next day on which such remittances are made).

Termination Date:

The earlier to occur of (a) the Distribution Date following the date on which the aggregate outstanding principal balance of the Underlying Reference Certificates is reduced to zero or (b) February 25, 2036 subject, in each case, to adjustment in accordance with the Business Day Convention.

Grantor Trust Certificates:

The Class A-1B Mortgage Pass-Through Certificates, Series 2006-AR1 issued by GreenPoint Mortgage Funding Grantor Trust 2006-AR1 pursuant to the Grantor Trust Agreement in an initial Current Principal Amount (as defined in the Grantor Trust Agreement) as of the Cut-Off Date (as defined in the Grantor Trust Agreement) equal to USD 300,000,000 and having a CUSIP number 39538WFJ2.

Underlying Reference Certificates:

The Class A-1B Mortgage Pass-Through Certificates Series 2006-AR1 Certificates issued by GreenPoint Mortgage Funding Trust 2006-AR1, pursuant to the Pooling and Servicing Agreement in an original face amount equal to USD 300,000,000.

Bear Stearns Floating
Amounts:

Floating Rate Payer:	Bear Stearns

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

Floating Rate Payer Payment Dates:	Each Floating Rate Payer Period End Date.

Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	For any Floating Rate Payer Calculation Period ending on or prior to the Step-Up Date, 0.29% and thereafter,0.58%.

Step-Up Date:	The Distribution Date (as defined in the Pooling and Servicing Agreement) immediately following the first possible Optional Termination Date.

Floating Amount:	For the initial Calculation Period, zero. For each subsequent Calculation Period, an amount equal to the product of:
(i) the Notional Amount,
(ii) the excess, if any, of (1) the Floating Rate Option plus the Spread over (2) the lesser of (x) 10.50% and (y) the Net Rate Cap, and
(iii) the Floating Rate Day Count Fraction.

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Additional Bear Stearns
Payment Amounts:

Additional Bear Stearns
Payment Dates:	Each Floating Rate Payer Payment Date.

Additional Bear Stearns

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

Payment Amounts:

On each Additional Bear Stearns Payment Date, Bear Stearns shall pay to Counterparty an amount equal to any shortfalls resulting from the Net Deferred Interest on the mortgage loans allocated to the Underlying Reference Certificates for the Distribution Date (as defined in the Pooling and Servicing Agreement) occurring on such Additional Bear Stearns Payment Date.

Counterparty Fixed
Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer
Payment Dates:	Each Floating Rate Payer Payment Date

Fixed Rate Payer
Period End Dates:	Each Floating Rate Payer Period End Date.

Fixed Rate:	For any Fixed Rate Payer Calculation Period, the Fixed Rate shall equal (i) prior to the Step-Up Date, 0.12% per annum, and (ii) thereafter, 0.41% per annum

Fixed Rate Day
Count Fraction:	Actual/360

Additional Counterparty Payments:

Additional Counterparty
Payment Dates:	Each Floating Rate Payer Payment Date.

Additional Counterparty
Payment Amounts #1:

On each Additional Counterparty Payment Date, Counterparty shall pay to Bear Stearns an amount equal to the Basis Risk Shortfall and Basis Risk Shortfall Carryforward Amount distributed to the Underlying Reference Certificates in accordance with Sections 4.10 fourth and 6.01(a) Tenth of the Pooling and Servicing Agreement for the Distribution Date (as defined in the Pooling and Servicing Agreement) occurring on such Additional Counterparty Payment Date.

Additional Counterparty
Payment Amounts #2:	On the initial Additional Counterparty Payment Date, zero and for each Additional Counterparty Payment Date thereafter, Counterparty shall pay to Bear Stearns an amount equal to the lesser of

(a) The amount equal to the sum of clauses (1) and (2) of the definition of Deferred Interest Carry-Forward Amount for such Additional Counterparty Payment Date, and

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

(b)  the amount distributed to the Underlying Reference Certificates for the Distribution Date(as defined in the Pooling and Servicing Agreement) occurring on such Additional Counterparty Payment Date in accordance with Sections 6.01(a) Second and 4.10 first of the Pooling and Servicing Agreement.

Deferred Interest
Carry-Forward Amount:	For each Additional Counterparty Payment Date, an amount equal to the sum of:

(1)  the Deferred Interest Carry-Forward Amount as of the preceding Payment Date (which for the initial Additional Counterparty Payment Date shall be deemed to be zero), plus (2)  any Additional Bear Stearns Payment Amounts paid by Bear Stearns to Counterparty on such Additional Counterparty Payment Date less (3) any Additional Counterparty Payment Amounts #2 paid to Bear Stearns by the Counterparty on such Additional Counterparty Payment Date.

Additional Counterparty
Payment Amounts #3:

On each Additional Counterparty Payment Date, Counterparty shall pay to Bear Stearns an amount equal to interest on the Deferred Interest Carry-Forward Amount as of the preceding Payment Date accrued from and including, the Floating Rate Payment Period End Date preceding such Additional Counterparty Payment Date to, but excluding, the Floating Rate Payment Period End Date for such Additional Counterparty Payment Date at a rate equal to the Pass-Through Rate (as defined in the Pooling and Servicing Agreement) for the Underlying Reference Certificates.

Business Day Convention:	Following

Business Days:

Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Trustee, the Custodian or the Servicer ( each as defined in the Pooling and Servicing Agreement) are authorized or obligated by law or executive order to be closed.

Calculation Agent:	Bear Stearns

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

3. Additional Provisions:

(a)  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(b)  On the third Business Day prior to each Floating Rate Payer Payment Date, the Grantor Trustee shall provide Bear Stearns with the amount and supporting calculations of any Floating Rate Payer Payment Amount, Additional Bear Stearns Payment Amount, Counterparty Fixed Amount, Additional Counterparty Payment Amounts #1, Additional Counterparty Payment Amounts #2 and Additional Counterparty Payment Amounts #3, if any, to be paid on such Floating Rate Payer Payment Date. Bear Stearns shall not be obligated to make any payment on a Floating Rate Payer Payment Date until it has received from the Grantor Trustee the information set forth in the preceding sentence.

4.	Provisions Deemed Incorporated the Form Master Agreement:

1)	The parties agree that subparagraph (ii) of Section 2(c) of the Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Form Master Agreement:

(a)  "Specified Entity" is not applicable to Bear Stearns or Counterparty for any purpose.

(b)  "Specified Transaction" is not applicable to Bear Stearns or Counterparty for any purpose, and, accordingly, Section 5(a)(v) will not apply to Bear Stearns and will not apply to Counterparty.

(c)  Section 5(a)(i) of the Form Master Agreement is hereby amended by deleting the word “third” therein and replacing it with the word “second.”

(d)  “Breach of Agreement” provision of Section 5(a)(ii) will not apply to Bear Stearns and will not apply to Counterparty.

(e)  “Credit Support Default” provisions of Section 5(a)(iii) will not apply to Bear Stearns and will not apply to Counterparty.

(f)  “Misrepresentation” provisions of Section 5(a)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(g)  The “Merger Without Assumption” provision of Section 5(a)(viii) will apply to Bear Stearns and will not apply to Counterparty.

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

(h)  The “Cross Default” provision of Section 5(a)(vi) will not apply to Bear Stearns and will not apply to Counterparty..

(h)  The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(i)  The “Bankruptcy” provision of Section 5(a)(vii)(2) will apply to Bear Stearns and will not apply to Counterparty.

(j)  The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

(k)  Payments on Early Termination. For the purpose of Section 6(e) of the Form Master Agreement:

(i) Market Quotation will apply.

(ii) The Second Method will apply.

(l)  "Termination Currency" means United States Dollars.

(m)  Additional Termination Events.

(i)           The following shall constitute an Additional Termination Event, upon which Counterparty will have the right to declare an Additional Termination Event in respect of Bear Stearns and Bear Stearns will be the sole Affected Party and all Transactions hereunder will be Affected Transactions. For avoidance of doubt, the above remedy shall be the sole remedy available to Counterparty upon the occurrence of such Additional Termination Event.

(a)	After failing to satisfy the First Trigger Required Ratings, the failure by Bear Stearns to comply with Section 18(a) below; and

(b)

After failing to satisfy the Second Trigger Required Ratings, the failure by Bear Stearns to, within 30 days from such failure, at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns’ obligations under the Form Master Agreement or (iii) take such other steps as such Rating Agency that has downgraded Bear Stearns may require to cause Bear Stearns’ obligations under the Form Master Agreement to be treated by such Rating Agency as if such obligations were owed by a counterparty having the First Trigger Required Ratings.

(ii)          The failure by Counterparty to comply with Section 16 below shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

3) Tax Representations. Bear Stearns represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)	Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Bear Stearns and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under the Form Master Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

(2)	Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Bear Stearns and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Master Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under the Form Master Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of the Form Master Agreement and such Confirmation	Yes
Bear Stearns and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing the Form Master Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of the Form Master Agreement and such Confirmation	Yes
Bear Stearns	A copy of its most recent audited consolidated financial statements	Promptly after the request of by other Party

6) Miscellaneous.

(a)	Address for Notices: For the purposes of Section 12(a) of the Master Agreement:

Address for notices or communications to Bear Stearns:

Address: 383 Madison Avenue, New York, New York 10179
Tel: 212-272-9326
Fax: 212-272-0543
Attention: Credit Derivatives Department

Address for notices or communications to the Counterparty:

Address: c/o Wells Fargo Bank, National Association, 9062 Old Annapolis Road, Columbia, Maryland 21045
Tel: 410-884-2000

Reference Number: CXGP06AR11

GreenPoint Mortgage Funding Grantor Trust 2006–AR1

Fax: 410-715-2380
Attention: Client Manager, GreenPoint Mortgage Funding Grantor Trust 2006-AR1

(b)	Process Agent. For the purpose of Section 13(c):

Bear Stearns appoints as its
	Process Agent:	Not Applicable

The Counterparty appoints as its
	Process Agent:	Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to the Form Master Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section and Bear Stearns agrees that, for purposes of Section 6(b) of the Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c) of the Form Master Agreement:

Bear Stearns is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is Bear Stearns.

(f)	Credit Support Document.

Bear Stearns: Guaranty of The Bear Stearns Companies Inc.

The Counterparty: Not Applicable

(g)	Credit Support Provider.

Bear Stearns: The Bear Stearns Companies Inc.

The Counterparty: Not Applicable

(h)          Governing Law.           The parties to the Form Master Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402

(i)           Severability.     If any term, provision, covenant, or condition of the Form Master Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the Form Master Agreement had been

Reference Number: CXGP06AR11

GreenPoint Mortgage Funding Grantor Trust 2006–AR1

executed with the invalid or unenforceable portion eliminated, so long as the Form Master Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of the Form Master Agreement and the deletion of such portion of the Form Master Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)           Consent to Recording.               Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)          Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7)          "Affiliate" Notwithstanding the definition of Affiliate in Section 14 of the Master Agreement, For purposes hereof each party will be deemed not to have any Affiliates.

8)            Relationship Between Parties. Section 3 of the Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:

--

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in the Form Master Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

(4) Principal. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.”

9) Proceedings.  Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day following payment in full of the Grantor Trust Certificates and the Underlying Reference Certificates.

10) Set-off. Notwithstanding any provision of the Form Master Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.

11) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each Rating Agency has been provided notice of the same and confirm in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Grantor Trust Certificates as a result of such transfer, amendment, waiver, supplement, assignment or other modification; provided that upon notice to the Rating Agencies, Bear Stearns may transfer the Transaction(s) pursuant to the Form Master Agreement and all of its interests in such Transaction(s) and all of its Obligations in or under the Form Master Agreement to its Credit Support Provider or any affiliates thereof, and if such transfer is to an entity other than its Credit Support Provider, Bear Stearns will furnish to Counterparty a Guaranty of such Credit Support Provider which guarantees all of such transferee’s Obligations in substantially the form of the Guaranty of the Credit Support Provider of Bear Stearns delivered in connection with the Form Master Agreement.  Upon such transfer, Bear Stearns will be fully released from any and all Obligations and liabilities related to the interests assigned.

12) Limited Recourse Non-petition. The liability of the Counterparty in relation to the Form Master Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Fund (as defined in the Grantor Trust Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Grantor Trust Agreement. Upon application of all of the assets in the Trust Estate (and proceeds thereon) in accordance with the Grantor Trust Agreement, Bear Stearns shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

13) Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Form Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms,

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conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

14) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

15) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by the Counterparty, not individually or personally but solely as the Grantor Trustee for the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representation, undertakings and agreements herein made on part of the Trust are made and intended not as personal representations, undertakings and agreements by the Counterparty but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Counterparty, individually or personally, to perform any convenient either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall the Counterparty be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this letter agreement.

16) Amendments to Pooling and Servicing Agreement and Grantor Trust Agreement. Without the prior written consent of Bear Stearns, Counterparty shall not (i) amend the Grantor Trust Agreement or enter into any amendment or supplemental agreement to the Grantor Trust Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or under the Grantor Trust Agreement or (ii) consent to any amendment or supplemental agreement to the Pooling and Servicing Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or on the interests of a holder of the Underlying Reference Certificates under the Pooling and Servicing Agreement. Counterparty will furnish to Bear Stearns a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any.

17)	Permitted Security Interest. For purposes of Section 7 of this Master Agreement, Bear Stearns hereby consents to the Permitted Security Interest.

“Permitted Security Interest” means the collateral assignment by Counterparty of the Swap Collateral to the Grantor Trustee pursuant to the Grantor Trust Agreement, and the granting to the Grantor Trustee of a security interest in the Swap Collateral pursuant to the Grantor Trust Agreement.

“Swap Collateral” means all right, title and interest of Counterparty in the Form Master Agreement, each Transaction hereunder, and all present and future amounts payable by Bear Stearns to Counterparty under or in connection with the Form Master Agreement or

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any Transaction governed by this Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

(18)

(a)          If Bear Stearns (or its guarantor) fails to have the First Trigger Required Ratings, Bear Stearns will use commercially reasonable efforts to (within 30 days from such failure), at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) post collateral to Counterparty to secure Bear Stearns’ obligations under the Form Master Agreement in such amount that the Rating Agencies confirm in writing will be sufficient to maintain the rating on the Grantor Trust Certificates, (iii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns’ obligations under the Form Master Agreement or (iv) take such other steps as such Rating Agency that has downgraded Bear Stearns may require to cause Bear Stearns’ obligations under the Form Master Agreement to be treated by such Rating Agency as if such obligations were owed by a counterparty having the First Trigger Required Ratings.

(b)         If Bear Stearns (or its guarantor) fails to have the Second Trigger Required Ratings, Bear Stearns shall, within 10 days from such failure, at its own expense, seek to (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns’ obligations under the Form Master Agreement or (iii) take such other steps as such Rating Agency that has downgraded Bear Stearns may require to cause Bear Stearns’ obligations under the Form Master Agreement to be treated by such Rating Agency as if such obligations were owed by a counterparty having the First Trigger Required Ratings.

For purposes hereof:

“First Trigger Required Ratings” shall mean, with respect to any entity (a) either (i) the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least ‘A 1’ by S&P or (ii) if such entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least ‘A+’ by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least ‘A-1’ by Moody’s (and if rated ‘A-1’ by Moody’s, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least ‘P 1’ by Moody’s (and if rated ‘P-1’ by Moody’s, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such entity (or its Credit Support Provider) does not have a short-term debt rating from Moody’s, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least ‘Aa3’ by Moody’s (and if rated ‘Aa3’ by Moody’s, such rating is not on watch for possible downgrade).

Reference Number: CXGP06AR11

GreenPoint Mortgage Funding Grantor Trust 2006–AR1

“Second Trigger Required Ratings” shall mean, with respect to any entity (a) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least ‘BBB-‘ by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least ‘A3’ by Moody’s (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least ‘P-2’ by Moody’s (and such rating is not on watch for possible downgrade) or (ii) if such entity (or its Credit Support Provider) does not have a short-term rating from Moody’s, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least ‘A2’ by Moody’s.

5. Account Details and
Settlement information:	Payments to Bear Stearns:
Citibank, N.A., New York
A BA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Capital Markets
Sub-account Number: 101-90012-11
Attention: Derivatives Operations

Payments to Counterparty:
Wells Fargo Bank, N.A.
ABA Number: 121000248
Account Name: SAS Clearing
Account Number: 3970771416
FFC to Greenpoint 2006-AR1, Account Number 50901104

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: CXGP06AR11

GreenPoint Mortgage Funding Grantor Trust 2006–AR1

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS CAPITAL MARKETS INC.

By:
Name:
Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

GREENPOINT MORTGAGE FUNDING GRANTOR TRUST 2006-AR1

By: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Grantor Trustee

By:
Name:
Title:

With respect to Section 3(b) herein:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Grantor Trustee

By:
Name:
Title:

2

BEAR STEARNS CAPITAL MARKETS INC.

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

TEL 212-272-2000

DATE:	February 28, 2006

TO:	Wells Fargo, N.A., not individually but solely as Grantor Trustee on behalf of GreenPoint Mortgage Funding Grantor Trust 2006–AR1 (the “Trust”)

ATTENTION:	Client Manager-Greenpoint 2006 AR1
TELEPHONE:	410-884-2000
FACSIMILE:	410-775-2380

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Mortgage Derivatives Confirmation

REFERENCE NUMBER(S):	CXGP06AR12

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Bear Stearns Capital Markets Inc. (“Bear Stearns”) and GreenPoint Mortgage Funding Grantor Trust 2006–AR1 (“Counterparty”). This letter agreement constitutes the sole and complete “Confirmation,” as referred to in the “Master Agreement” (as defined below), with respect to the Transaction.

This Confirmation is subject to and incorporates the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). The parties agree to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency—Cross Border) (the “Form Master Agreement”), together with the schedule thereto and any other related documents, each in form and substance as the parties shall in good faith agree (collectively, the “Executed Master Agreement”). In addition, the parties agree that until execution and delivery of the Executed Master Agreement, a Form Master Agreement, shall be deemed to have been executed and delivered by the parties on the Trade Date of the first transaction that by its terms is intended to be governed by a Master Agreement. All provisions contained in, or incorporated by reference to, the Form Master Agreement or the Executed Master Agreement (as applicable, the “Master Agreement”) shall govern the Transaction referenced in this Confirmation, except as expressly modified below. This Confirmation, together with all of the other documents confirming any and all Transactions entered into between us (regardless of which branch, if any, either of us has acted through) that by their terms are intended to be governed by a Master Agreement, shall supplement, form a part of and be subject to the Master Agreement. In the event

Reference Number: CXGP06AR12

GreenPoint Mortgage Funding Grantor Trust 2006–AR1

of any inconsistency between the provisions of this Confirmation and the Definitions or Master Agreement, this Confirmation shall prevail for the purpose of this Transaction. Terms capitalized but not defined herein shall have the meaning ascribed to them in the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of February 1, 2006, among Bear

Stearns Asset Backed Securities I LLC, as depositor (the “Depositor”), Wells Fargo Bank National Association, as trustee (the “Trustee”) and EMC Mortgage Corporation, as servicer, seller and company.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:
Trade Date:	December 29, 2005

Effective Date:	February 28, 2006

Notional Amount:

For any Calculation Period, the Current Principal Amount (as set forth in the Statement to Certificateholders prepared by the Grantor Trustee pursuant to Section 5.04 of the Grantor Trust Agreement (the “Grantor Trust Agreement”), dated February 28, 2006 between the Depositor and the Trustee, as grantor trustee (the “Grantor Trustee”)) of the Grantor Trust Certificates as of the close of business on the 25th day of the month in which such Calculation Period begins (or, if remittances on such Grantor Trust Certificates are not made on such day, as of the close of business on the next day on which such remittances are made).

Termination Date:

The earlier to occur of (a) the Distribution Date following the date on which the aggregate outstanding principal balance of the Underlying Reference Certificates is reduced to zero or (b) February 25, 2036, subject, in each case, to adjustment in accordance with the Business Day Convention.

Grantor Trust Certificates:

The Class A-2B Mortgage Pass-Through Certificates, Series 2006-AR1 issued by GreenPoint Mortgage Funding Grantor Trust 2006-AR1 pursuant to the Grantor Trust Agreement in an initial Current Principal Amount (as defined in the Grantor Trust Agreement) as of the Cut-Off Date (as defined in the Grantor Trust Agreement) equal to USD 85,000,000 and having a CUSIP number 39538WFL7.

Underlying Reference

Certificates:

The Class A-2B Mortgage Pass-Through Certificates Series 2006-AR1 Certificates issued by GreenPoint Mortgage Funding Trust 2006-AR1, pursuant to the Pooling and Servicing Agreement in an original face amount equal to USD 85,000,000.

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

Bear Stearns Floating Amounts:

Floating Rate Payer:	Bear Stearns

Floating Rate Payer
Payment Dates:	Each Floating Rate Payer Period End Date.

Floating Rate Payer
Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	For any Floating Rate Payer Calculation Period ending on or prior to the Step-Up Date, 0.37% and thereafter, 0.74%.

Step-Up Date:	The Distribution Date (as defined in the Pooling and Servicing Agreement) immediately following the first possible Optional Termination Date.

Floating Amount:	For the initial Calculation Period, zero. For each subsequent Calculation Period, an amount equal to the product of:
(i) the Notional Amount,
(ii) the excess, if any, of (1) the Floating Rate Option plus the Spread over (2) the lesser of (x) 10.50% and (y) the Net Rate Cap, and
(iii) the Floating Rate Day Count Fraction.

Floating Rate
Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Additional Bear Stearns Payment Amounts:

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

Additional Bear Stearns Payment Dates:	Each Floating Rate Payer Payment Date.

Additional Bear Stearns

Payment Amounts:

On each Additional Bear Stearns Payment Date, Bear Stearns shall pay to Counterparty an amount equal to any shortfalls resulting from the Net Deferred Interest on the mortgage loans allocated to the Underlying Reference Certificates for the Distribution Date (as defined in the Pooling and Servicing Agreement) occurring on such Additional Bear Stearns Payment Date.

Counterparty Fixed

Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer

Payment Dates:	Each Floating Rate Payer Payment Date

Fixed Rate Payer

Period End Dates:	Each Floating Rate Payer Period End Date.

Fixed Rate:	For any Fixed Rate Payer Calculation Period, the Fixed Rate shall equal (i) prior to the Step-Up Date, 0.13% per annum, and (ii) thereafter, 0.50% per annum

Fixed Rate Day

Count Fraction:	Actual/360

Additional Counterparty Payments:

Additional Counterparty

Payment Dates:	Each Floating Rate Payer Payment Date.

Additional Counterparty

Payment Amounts #1:

On each Additional Counterparty Payment Date, Counterparty shall pay to Bear Stearns an amount equal to the Basis Risk Shortfall and Basis Risk Shortfall Carryforward Amount distributed to the Underlying Reference Certificates in accordance with Sections 4.10 fourth and 6.01(a) Tenth of the Pooling and Servicing Agreement for the Distribution Date (as defined in the Pooling and Servicing Agreement) occurring on such

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

Additional Counterparty Payment Date.

Additional Counterparty

Payment Amounts #2:	On the initial Additional Counterparty Payment Date, zero and for each Additional Counterparty Payment Date thereafter, Counterparty shall pay to Bear Stearns an amount equal to the lesser of

(a)	The amount equal to the sum of clauses (1) and (2) of the definition of Deferred Interest Carry-Forward Amount for such Additional Counterparty Payment Date, and

(b)

the amount distributed to the Underlying Reference Certificates for the Distribution Date(as defined in the Pooling and Servicing Agreement) occurring on such Additional Counterparty Payment Date in accordance with Section 6.01(a) Second and 4.10 first of the Pooling and Servicing Agreement.

Deferred Interest Carry-Forward Amount:	For each Additional Counterparty Payment Date, an amount equal to the sum of:

(1) the Deferred Interest Carry-Forward Amount as of the preceding Payment Date (which for the initial Additional Counterparty Payment Date shall be deemed to be zero), plus (2) any Additional Bear Stearns Payment Amounts paid by Bear Stearns to Counterparty on such Additional Counterparty Payment Date less (3) any Additional Counterparty Payment Amounts #2 paid to Bear Stearns by the Counterparty on such Additional Counterparty Payment Date.

Additional Counterparty Payment Amounts #3:

On each Additional Counterparty Payment Date, Counterparty shall pay to Bear Stearns an amount equal to interest on the Deferred Interest Carry-Forward Amount as of the preceding Payment Date accrued from and including, the Floating Rate Payment Period End Date preceding such Additional Counterparty Payment Date to, but excluding, the Floating Rate Payment Period End Date for such Additional Counterparty Payment Date at a rate equal to the Pass-Through Rate (as defined in the Pooling and Servicing Agreement) for the Underlying Reference Certificates.

Business Day Convention:	Following

Business Days:	Any day other than (i) a Saturday or a Sunday, or (ii) a day

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Trustee, the Custodian or the Servicer ( each as defined in the Pooling and Servicing Agreement) are authorized or obligated by law or executive order to be closed.

Calculation Agent:	Bear Stearns

3. Additional Provisions:

(a) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(b) On the third Business Day prior to each Floating Rate Payer Payment Date, the Grantor Trustee shall provide Bear Stearns with the amount and supporting calculations of any Floating Rate Payer Payment Amount, Additional Bear Stearns Payment Amount, Counterparty Fixed Amount, Additional Counterparty Payment Amounts #1, Additional Counterparty Payment Amounts #2 and Additional Counterparty Payment Amounts #3, if any, to be paid on such Floating Rate Payer Payment Date. Bear Stearns shall not be obligated to make any payment on a Floating Rate Payer Payment Date until it has received from the Grantor Trustee the information set forth in the preceding sentence.

4.	Provisions Deemed Incorporated the Form Master Agreement:

1)	The parties agree that subparagraph (ii) of Section 2(c) of the Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the Form Master Agreement:

(a)          "Specified Entity" is not applicable to Bear Stearns or Counterparty for any purpose.

(b)          "Specified Transaction" is not applicable to Bear Stearns or Counterparty for any purpose, and, accordingly, Section 5(a)(v) will not apply to Bear Stearns and will not apply to Counterparty.

(c)           Section 5(a)(i) of the Form Master Agreement is hereby amended by deleting the word “third” therein and replacing it with the word “second.”

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

(d)          “Breach of Agreement” provision of Section 5(a)(ii) will not apply to Bear Stearns and will not apply to Counterparty.

(e)           “Credit Support Default” provisions of Section 5(a)(iii) will not apply to Bear Stearns and will not apply to Counterparty.

(f)            “Misrepresentation” provisions of Section 5(a)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(g)           The “Merger Without Assumption” provision of Section 5(a)(viii) will apply to Bear Stearns and will not apply to Counterparty.

(h) The “Cross Default” provision of Section 5(a)(vi) will not apply to Bear Stearns and will not apply to Counterparty..

(h)           The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns and will not apply to Counterparty.

(i)            The “Bankruptcy” provision of Section 5(a)(vii)(2) will apply to Bear Stearns and will not apply to Counterparty.

(j)            The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

(k)          Payments on Early Termination. For the purpose of Section 6(e) of the Form Master Agreement:

(i)          Market Quotation will apply.

(ii)          The Second Method will apply.

(l)          "Termination Currency" means United States Dollars.

(m)          Additional Termination Events.

(i)     The following shall constitute an Additional Termination Event, upon which Counterparty will have the right to declare an Additional Termination Event in respect of Bear Stearns and Bear Stearns will be the sole Affected Party and all Transactions hereunder will be Affected Transactions. For avoidance of doubt, the above remedy shall be the sole remedy available to Counterparty upon the occurrence of such Additional Termination Event.

(a)	After failing to satisfy the First Trigger Required Ratings, the failure by Bear Stearns to comply with Section 18(a) below; and

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

(b)

After failing to satisfy the Second Trigger Required Ratings, the failure by Bear Stearns to, within 30 days from such failure, at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns’ obligations under the Form Master Agreement or (iii) take such other steps as such Rating Agency that has downgraded Bear Stearns may require to cause Bear Stearns’ obligations under the Form Master Agreement to be treated by such Rating Agency as if such obligations were owed by a counterparty having the First Trigger Required Ratings.

(ii)    The failure by Counterparty to comply with Section 16 below shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

3) Tax Representations. Bear Stearns represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Counterparty represents that it is a statutory trust duly organized and validly existing under the laws of the State of Delaware.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)   Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Bear Stearns and the Counterparty

Any document required or reasonably requested to allow the other party to make payments under the Form Master Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate

Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

Reference Number: CXGP06AR12

GreenPoint Mortgage Funding Grantor Trust 2006–AR1

(2)   Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Bear Stearns and the Counterparty

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Master Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under the Form Master Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of the Form Master Agreement and such Confirmation	Yes
Bear Stearns and the Counterparty

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing the Form Master Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of the Form Master Agreement and such Confirmation	Yes
Bear Stearns	A copy of its most recent audited consolidated financial statements	Promptly after the request of by other Party

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

6) Miscellaneous.

(a)	Address for Notices: For the purposes of Section 12(a) of the Master Agreement:

Address for notices or communications to Bear Stearns:

Address: 383 Madison Avenue, New York, New York 10179 Tel: 212-272-9326 Fax: 212-272-0543 Attention: Credit Derivatives Department

Address for notices or communications to the Counterparty:

Address: c/o Wells Fargo Bank, National Association, 9062 Old Annapolis Road,
Columbia, Maryland 21045
Tel: 410-884-2000
Fax: 410-715-2380
Attention: Client Manager, GreenPoint Mortgage Funding Grantor Trust 2006-AR1

(b)	Process Agent. For the purpose of Section 13(c):

Bear Stearns appoints as its Process Agent: Not Applicable

The Counterparty appoints as its Process Agent: Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to the Form Master Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section and Bear Stearns agrees that, for purposes of Section 6(b) of the Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c) of the Form Master Agreement:

Bear Stearns is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is Bear Stearns.

(f)	Credit Support Document.

Bear Stearns: Guaranty of The Bear Stearns Companies Inc.

The Counterparty: Not Applicable

(g)	Credit Support Provider.

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

Bear Stearns: The Bear Stearns Companies Inc.

The Counterparty: Not Applicable

(h)    Governing Law.The parties to the Form Master Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402

(i)     Severability.If any term, provision, covenant, or condition of the Form Master Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the Form Master Agreement had been executed with the invalid or unenforceable portion eliminated, so long as the Form Master Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of the Form Master Agreement and the deletion of such portion of the Form Master Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)     Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)   Waiver of Jury Trial.Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7)     "Affiliate" Notwithstanding the definition of Affiliate in Section 14 of the Master Agreement, For purposes hereof each party will be deemed not to have any Affiliates.

8)   Relationship Between Parties. Section 3 of the Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g)     Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in the Form Master Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Principal. The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.”

9) Proceedings.  Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day following payment in full of the Grantor Trust Certificates and the Underlying Reference Certificates.

10) Set-off. Notwithstanding any provision of the Form Master Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.

11) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each Rating Agency has been provided notice of the same and confirm in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Grantor Trust Certificates as a result of such transfer, amendment, waiver, supplement, assignment or other modification; provided that upon notice to the Rating Agencies, Bear Stearns may transfer the Transaction(s) pursuant to the Form Master Agreement and all of its interests in such Transaction(s) and all of its Obligations in or under the Form Master Agreement to its Credit Support Provider or any affiliates thereof, and if such transfer is to an entity other than its Credit Support Provider, Bear Stearns will furnish to Counterparty a Guaranty of such Credit Support Provider which guarantees all of such transferee’s Obligations in substantially the form of the Guaranty of the Credit Support Provider of Bear Stearns delivered in connection with the Form Master Agreement.  Upon such transfer, Bear Stearns will be fully released from any and all Obligations and liabilities related to the interests assigned.

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GreenPoint Mortgage Funding Grantor Trust 2006–AR1

12) Limited Recourse Non-petition. The liability of the Counterparty in relation to the Form Master Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust Fund (as defined in the Grantor Trust Agreement) and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Grantor Trust Agreement. Upon application of all of the assets in the Trust Estate (and proceeds thereon) in accordance with the Grantor Trust Agreement, Bear Stearns shall not be entitled to take any further steps against the Counterparty to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

13) Non-Reliance. Each party represents to the other party that (a) it has not received and is not relying upon any legal, tax, regulatory, accounting or other advice (whether written or oral) of the other party regarding this Transaction, other than representations expressly made by that other party in this Confirmation and in the Form Master Agreement and (b) in respect of this Transaction, (i) it has the capacity to evaluate (internally or through independent professional advice) this Transaction and has made its own decision to enter into this Transaction and (ii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks. Counterparty acknowledges that Bear Stearns has advised Counterparty to consult its own tax, accounting and legal advisors in connection with this Transaction evidenced by this Confirmation and that the Counterparty has done so.

14) Eligible Contract Participant. Each party represents that it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

15) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by the Counterparty, not individually or personally but solely as the Grantor Trustee for the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representation, undertakings and agreements herein made on part of the Trust are made and intended not as personal representations, undertakings and agreements by the Counterparty but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Counterparty, individually or personally, to perform any convenient either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties and (d) under no circumstances shall the Counterparty be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this letter agreement.

16) Amendments to Pooling and Servicing Agreement and Grantor Trust Agreement. Without the prior written consent of Bear Stearns, Counterparty shall not (i) amend the Grantor Trust Agreement or enter into any amendment or supplemental agreement to the Grantor Trust Agreement if such amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns hereunder or under the Grantor Trust Agreement or (ii) consent to any amendment or supplemental agreement to the Pooling and Servicing Agreement if such amendment or supplemental agreement could reasonably be expected

Reference Number: CXGP06AR12

GreenPoint Mortgage Funding Grantor Trust 2006–AR1

to have a material adverse effect on the interests of Bear Stearns hereunder or on the interests of a holder of the Underlying Reference Certificates under the Pooling and Servicing Agreement. Counterparty will furnish to Bear Stearns a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any.

17)	Permitted Security Interest. For purposes of Section 7 of this Master Agreement, Bear Stearns hereby consents to the Permitted Security Interest.

“Permitted Security Interest” means the collateral assignment by Counterparty of the Swap Collateral to the Grantor Trustee pursuant to the Grantor Trust Agreement, and the granting to the Grantor Trustee of a security interest in the Swap Collateral pursuant to the Grantor Trust Agreement.

“Swap Collateral” means all right, title and interest of Counterparty in the Form Master Agreement, each Transaction hereunder, and all present and future amounts payable by Bear Stearns to Counterparty under or in connection with the Form Master Agreement or any Transaction governed by this Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

(18)

(a)          If Bear Stearns (or its guarantor) fails to have the First Trigger Required Ratings, Bear Stearns will use commercially reasonable efforts to (within 30 days from such failure), at its own expense, (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) post collateral to Counterparty to secure Bear Stearns’ obligations under the Form Master Agreement in such amount that the Rating Agencies confirm in writing will be sufficient to maintain the rating on the Grantor Trust Certificates, (iii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns’ obligations under the Form Master Agreement or (iv) take such other steps as such Rating Agency that has downgraded Bear Stearns may require to cause Bear Stearns’ obligations under the Form Master Agreement to be treated by such Rating Agency as if such obligations were owed by a counterparty having the First Trigger Required Ratings.

(b)   If Bear Stearns (or its guarantor) fails to have the Second Trigger Required Ratings, Bear Stearns shall, within 10 days from such failure, at its own expense, seek to (i) transfer its rights and obligations under the Form Master Agreement to a replacement party that has (or whose guarantor has) the First Trigger Required Ratings, (ii) obtain a guarantor having the First Trigger Required Ratings for Bear Stearns’ obligations under the Form Master Agreement or (iii) take such other steps as such Rating Agency that has downgraded Bear Stearns may require to cause Bear Stearns’ obligations under the Form Master Agreement to be treated by such Rating Agency as if such obligations were owed by a counterparty having the First Trigger Required Ratings.

For purposes hereof:

Reference Number: CXGP06AR12

GreenPoint Mortgage Funding Grantor Trust 2006–AR1

“First Trigger Required Ratings” shall mean, with respect to any entity (a) either (i) the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least ‘A 1’ by S&P or (ii) if such entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least ‘A+’ by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least ‘A-1’ by Moody’s (and if rated ‘A-1’ by Moody’s, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least ‘P 1’ by Moody’s (and if rated ‘P-1’ by Moody’s, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such entity (or its Credit Support Provider) does not have a short-term debt rating from Moody’s, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least ‘Aa3’ by Moody’s (and if rated ‘Aa3’ by Moody’s, such rating is not on watch for possible downgrade).

“Second Trigger Required Ratings” shall mean, with respect to any entity (a) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least ‘BBB-‘ by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least ‘A3’ by Moody’s (and such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such entity (or its Credit Support Provider) are rated at least ‘P-2’ by Moody’s (and such rating is not on watch for possible downgrade) or (ii) if such entity (or its Credit Support Provider) does not have a short-term rating from Moody’s, the unsecured, long-term senior debt obligations of such entity (or its Credit Support Provider) are rated at least ‘A2’ by Moody’s.

5. Account Details and
Settlement information:	Payments to Bear Stearns:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Capital Markets
Sub-account Number: 101-90012-11
Attention: Derivatives Operations

Payments to Counterparty:
Wells Fargo Bank, N.A.
ABA Number: 121000248
Account Name: SAS Clearing
Account Number: 3970771416
FFC to Greenpoint 2006-AR1, Account Number 50901104

Reference Number: CXGP06AR12

GreenPoint Mortgage Funding Grantor Trust 2006–AR1

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries please contact CreditDerivativesDocumentation@bear.com. To discuss an inquiry regarding U.S. Transactions, please contact Nick Girardi by telephone at 212-272-8420. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS CAPITAL MARKETS INC.

By:
Name:
Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

GREENPOINT MORTGAGE FUNDING GRANTOR TRUST 2006-AR1

By: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Grantor Trustee

By:

Name:
Title:

With respect to Section 3(b) herein:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Grantor Trustee

By:

Name:
Title:

1

EXHIBIT D

Underlying Pooling and Servicing Agreement

BEAR STEARNS ASSET BACKED SECURITIES I LLC

DEPOSITOR

WELLS FARGO BANK, NATIONAL ASSOCIATION,

TRUSTEE

AND

EMC MORTGAGE CORPORATION

SERVICER, SPONSOR AND COMPANY

POOLING AND SERVICING AGREEMENT

DATED AS OF FEBRUARY 1, 2006

BEAR STEARNS ASSET BACKED SECURITIES I LLC

GreenPoint Mortgage Funding Trust 2006-AR1,

Mortgage Pass-Through Certificates, Series 2006-AR1

ARTICLE I

DEFINITIONS

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

ARTICLE III

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

ARTICLE IV

ACCOUNTS

ARTICLE V

CERTIFICATES

ARTICLE VI

PAYMENTS TO CERTIFICATEHOLDERS

ARTICLE VII

THE SERVICER

ARTICLE VIII

DEFAULT

ARTICLE IX

CONCERNING THE TRUSTEE

ARTICLE X

TERMINATION

Section 10.01	Termination Upon Repurchase by EMC or its Designee or Liquidation of the Mortgage Loans	108
Section 10.02	Additional Termination Requirements	110

ARTICLE XI

MISCELLANEOUS PROVISIONS

EXHIBITS

Exhibit A-1	-	Form of Class A Certificates
Exhibit A-2	-	Form of Class M Certificates
Exhibit A-3	-	Form of Class B-1, B-2 and B-3 Certificates
Exhibit A-4	-	Form of Class B-IO Certificates
Exhibit A-5	-	Form of Class R Certificates
Exhibit A-6	-	Form of Class R-X Certificate
Exhibit A-7	-	Form of Class XP Certificate
Exhibit B	-	Mortgage Loan Schedule
Exhibit C	-	[Reserved]
Exhibit D	-	Request for Release of Documents
Exhibit E	-	Form of Affidavit pursuant to Section 860E(e)(4)
Exhibit F-1	-	Form of Investment Letter
Exhibit F-2	-	Form of Rule 144A and Related Matters Certificate
Exhibit G	-	Form of Custodial Agreement
Exhibit H	-	Form of Mortgage Loan Purchase Agreement
Exhibit I	-	Form of Trustee Limited Power of Attorney
Exhibit J	-	[Reserved]
Exhibit K	-	Loan Level Format for Tape Input, Servicer Period Reporting
Exhibit L	-	Reporting Data for Defaulted Loans
Exhibit M	-	[Reserved]
Exhibit N	-	[Reserved]
Exhibit O	-	Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit P	-	Form of Back-Up Certification
Exhibit Q	-	Form 10-D, Form 8-K and Form 10-K Reporting
Exhibit R	-	Additional Disclosure Information
Exhibit S	-	Form of Owner Certification

SCHEDULES

Schedule A	-	Coupon Strip Reserve Account Schedule

POOLING AND SERVICING AGREEMENT

Pooling and Servicing Agreement dated as of February 1, 2006, among Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, as depositor (the “Depositor”), Wells Fargo Bank, National Association, a banking association organized under the laws of the United States, not in its individual capacity but solely as trustee (the “Trustee”) and EMC Mortgage Corporation, as servicer (in such capacity, the “Servicer”), as company (in such capacity, the “Company” or “EMC”) and, as sponsor (in such capacity, the “Sponsor”).

PRELIMINARY STATEMENT

On or prior to the Closing Date, the Depositor acquired the Mortgage Loans from the Sponsor. On the Closing Date, the Depositor will sell the Mortgage Loans and certain other property to the Trust Fund and receive in consideration therefor Certificates evidencing the entire beneficial ownership interest in the Trust Fund.

The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC I to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC I Regular Interests will be designated “regular interests” in such REMIC.

The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC II to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC II Regular Interests will be designated “regular interests” in such REMIC.

The Trustee on behalf of the Trust shall make an election for the assets constituting REMIC III to be treated for federal income tax purposes as a REMIC. On the Startup Day, the REMIC III Regular Interest will be designated “the regular interest” in such REMIC.

The Class R Certificates will evidence ownership of the “residual interest” in each of REMIC I and REMIC II. The Class R-X Certificates will evidence ownership of the “residual interest” in REMIC III.

The Mortgage Loans will have an Outstanding Principal Balance as of the Cut-off Date, after deducting all Stated Principal due on or before the Cut-off Date, of approximately $1,299,276,242.

In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Sponsor, the Company and the Trustee agree as follows:

ARTICLE I

DEFINITIONS

Whenever used in this Agreement, the following words and phrases, unless otherwise expressly provided or unless the context otherwise requires, shall have the meanings specified in this Article.

Accepted Servicing Practices: The procedures, including prudent collection and loan administration procedures, and the standard of care (i) employed by prudent mortgage servicers

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which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgage Properties are located or (ii) in accordance with the Fannie Mae Guide or Freddie Mac Guide, subject to any variances negotiated with Fannie Mae or Freddie Mac and subject to the express provisions of this Agreement. Such standard of care shall not be lower than that the Servicer customarily employs and exercises in servicing and administering similar mortgage loans for its own account and shall be in full compliance with all federal, state, and local laws, ordinances, rules and regulations.

Account: The Custodial Account, the Distribution Account, the Final Maturity Reserve Account or the Class XP Reserve Account as the context may require.

Additional Disclosure: As defined in Section 3.18(a)(v).

Additional Form 10-D Disclosure: As defined in Section 3.18(a)(i).

Additional Form 10-K Disclosure: As defined in Section 3.18(a)(iv).

Actual Monthly Payments: For any Mortgage Loan and each Due Period, the actual monthly payments of principal and interest received during such month on such Mortgage Loan.

Adjusted Rate Cap: With respect to each Distribution Date and the related Due Period, the sum of (i) the Scheduled Payments owed on the Mortgage Loans for such Due Period less the related Servicing Fees and (ii) the Actual Monthly Payments received in excess of the Scheduled Payments, expressed as a per annum rate on the Stated Principal Balance of the Mortgage Loans for such Due Period, expressed as a per annum rate reflecting the accrual of interest on an actual/360 basis.

Affiliate: As to any Person, any other Person controlling, controlled by or under common control with such Person. “Control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. “Controlled” and “Controlling” have meanings correlative to the foregoing. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Trustee has actual knowledge to the contrary.

Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

Annual Certification: As defined in Section 3.16(b) herein.

Applicable Credit Rating: For any long-term deposit or security, a credit rating of "AAA" in the case of S&P or "Aaa" in the case of Moody’s (or with respect to investments in money market funds, a credit rating of “AAAm” or “AAAm-G” in the case of S&P and the highest rating given by Moody’s for money market funds in the case of Moody’s). For any short-term deposit or security, or a rating of "A-l+" in the case of S&P or "Prime-1" in the case of Moody’s.

Applicable State Law: For purposes of Section 9.12(d), the Applicable State Law shall be (a) the law of the State of New York and (b) such other state law whose applicability shall have been brought to the attention of the Trustee by either (i) an Opinion of Counsel reasonably

2

acceptable to the Trustee delivered to it by the Servicer or the Depositor, or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

Applied Realized Loss Amount: With respect to any Distribution Date and a Class of Certificates (other than the Class B-IO Certificates and the Residual Certificates), the sum of the Realized Losses with respect to the Mortgage Loans, which are to be applied in reduction of the Current Principal Amount of such Class of Certificates pursuant to this Agreement in an amount equal to the amount, if any, by which, (i) the aggregate Current Principal Amount of all of the Certificates (after all distributions of principal on such Distribution Date) exceeds (ii) the aggregate Stated Principal Balance of all of the Mortgage Loans for such Distribution Date. The Applied Realized Loss Amount shall be allocated first to the Class B-3 Certificates, the Class B-2 Certificates, the Class B-1 Certificates, the Class M-3 Certificates, the Class M-2 Certificates and the Class M-1 Certificates, in that order (so long as their respective Current Principal Amounts have not been reduced to zero), and thereafter the Applied Realized Loss Amount shall be allocated to the Class A Certificates, first to the Class A-3 Certificates until the Current Principal Amount of such Class has been reduced to zero, second to the Class A-2A Certificates and the Class A-2B Certificates, pro rata, until the Current Principal Amount of each such Class thereof has been reduced to zero, and third to the Class A-1A Certificates and the Class A-1B Certificates, pro rata, until the Current Principal Amount of each such Class thereof has been reduced to zero. Realized Losses allocated to the Underlying Certificates will be allocated to the related Grantor Trust Certificates.

Appraised Value: For any Mortgaged Property related to a Mortgage Loan, the amount set forth as the appraised value of such Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

Appraised Value: For any Mortgaged Property related to a Mortgage Loan, the amount set forth as the appraised value of such Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

Assessment of Compliance: As defined in Section 3.17.

Assumed Final Distribution Date: February 25, 2036, or if such day is not a Business Day, the next succeeding Business Day.

Attestation Report: As defined in Section 3.17.

Attesting Party: As defined in Section 3.17.

Available Funds: With respect to each Distribution Date, the aggregate Principal Funds and Interest Funds for such Distribution Date.

Back-Up Certification: As defined in Section 3.18(a)(iv).

Bankruptcy Code: The United States Bankruptcy Code, as amended as codified in 11 U.S.C. §§ 101-1330.

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Bankruptcy Loss: Any loss resulting from an order or ruling from a bankruptcy court, in connection with a personal bankruptcy of a mortgagor, (1) establishing the value of a mortgaged property at an amount less than the Outstanding Principal Balance of the Mortgage Loan secured by such mortgaged property or (2) reducing the amount of the Monthly Payment on the related Mortgage Loan.

Basis Risk Shortfall: With respect to any Distribution Date and each Class of Class A, Class M and Class B Certificates, the excess, if any, of (a) the amount of Current Interest that such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Though Rate been calculated at a per annum rate equal to the lesser of (i) One-Month LIBOR plus the related Margin and (ii) 10.50% over (b) the amount of Current Interest on such Class calculated using a Pass-Though Rate equal to the Net Rate Cap for such Distribution Date.

Basis Risk Shortfall Carry Forward Amount: With respect to any Distribution Date and each Class of Class A, Class M and Class B Certificates, the sum of the Basis Risk Shortfall for such Distribution Date and the Basis Risk Shortfalls for all previous Distribution Dates not previously paid from any source including the Excess Cashflow, together with interest thereon at a rate equal to the related Pass-Through Rate for such Class of Certificates for such Distribution Date.

Book-Entry Certificates: Initially, all Classes of Certificates other than the Private Certificates and the Residual Certificates.

Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Trustee, the Custodian or the Servicer are authorized or obligated by law or executive order to be closed.

Certificate: Any mortgage pass-through certificate evidencing a beneficial ownership interest in the Trust Fund signed and countersigned by the Trustee in substantially the forms annexed hereto as Exhibits A-1, A-2, A-3, A-4, A-5, A-6 and A-7 with the blanks therein appropriately completed.

Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

Certificate Register: The register maintained pursuant to Section 5.02.

Certificateholder: A Holder of a Certificate.

Certification Parties: As defined in Section 3.18(a)(iv).

Certifying Person: As defined in Section 3.18(a)(iv).

Class: With respect to the Certificates, any of Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class R, Class R-X, Class B-IO and Class XP Certificates.

4

Class A Certificates: The Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-3 Certificates.

Class A Principal Distribution Amount: For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the aggregate Current Principal Amount of the Class A Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the Distribution Date in February 2012, 25.750% and (ii) on or after the Distribution Date in February 2012, 20.600%.

Class B Certificates: The Class B-1, Class B-2 and Class B-3 Certificates.

Class B-IO Advances: As defined in Section 6.01(b).

Class B-IO Distribution Amount: With respect to any Distribution Date, the Current Interest for the Class B-IO Certificates for such Distribution Date (which shall be deemed distributable to REMIC II Regular Interest B-IO-I); provided, however, that on and after the Distribution Date on which the aggregate Current Principal Amount of Class A, Class M or Class B Certificates has been reduced to zero, the Class B-IO Distribution Amount shall include the Overcollateralization Amount (which shall be deemed distributable, first, to REMIC II Regular Interest B-IO-I in respect of accrued and unpaid interest thereon until such accrued and unpaid interest shall have been reduced to zero and, thereafter, to REMIC II Regular Interest B-IO-P in respect of the principal balance thereof).

Class B-IO Pass-Through Rate: The Class B-IO Certificates will bear interest at a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through (iii) below, and the denominator of which is the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests. For purposes of calculating the Pass-Through Rate for the Class B-IO Certificates, the numerator is equal to the sum of the following components:

(i)	the Uncertificated Pass-Through Rate for REMIC I Regular Interest LT1 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT1;
(ii)

the Uncertificated Pass-Through Rate for REMIC I Regular Interest LT2 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT2; and

(iii)

the Uncertificated Pass-Through Rate for REMIC I Regular Interest LT4 minus twice the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT4.

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Class B-1 Principal Distribution Amount: For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Current Principal Amount of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Current Principal Amount of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amounts for such distribution date), (2) the aggregate Current Principal Amount of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amounts for such distribution date) (3) the aggregate Current Principal Amount of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amounts for such distribution date), (4) the aggregate Current Principal Amount of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amounts for such distribution date), and (5) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the Distribution Date in February 2012, 7.125% and (ii) on or after the Distribution Date in February 2012, 5.700%.

Class B-2 Principal Distribution Amount: For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Current Principal Amount of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Current Principal Amount of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amounts for such distribution date), (2) the aggregate Current Principal Amount of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amounts for such distribution date) (3) the aggregate Current Principal Amount of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amounts for such distribution date), (4) the aggregate Current Principal Amount of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amounts for such distribution date), (5) the aggregate Current Principal Amount of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amounts for such distribution date) and (6) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the Distribution Date in February 2012, 4.250% and (ii) on or after the Distribution Date in February 2012, 3.400%.

Class B-3 Principal Distribution Amount: For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Current Principal Amount of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Current

6

Principal Amount of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amounts for such distribution date), (2) the aggregate Current Principal Amount of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amounts for such distribution date) (3) the aggregate Current Principal Amount of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amounts for such distribution date), (4) the aggregate Current Principal Amount of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amounts for such distribution date), (5) the aggregate Current Principal Amount of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amounts for such distribution date) and (6) the aggregate Current Principal Amount of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amounts for such distribution date) and (7) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the Distribution Date in February 2012, 3.000% and (ii) on or after the Distribution Date in February 2012, 2.400%.

Class M Certificates: The Class M-1, Class M-2 and Class M-3 Certificates.

Class M-1 Principal Distribution Amount: For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Current Principal Amount of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Current Principal Amount of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amounts for such distribution date) and (2) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the Distribution Date in February 2012, 16.000% and (ii) on or after the Distribution Date in February 2012, 12.800%.

Class M-2 Principal Distribution Amount: For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Current Principal Amount of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Current Principal Amount of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amounts for such distribution date), (2) the aggregate Current Principal Amount of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amounts for such distribution date) and (3) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the Distribution Date in February 2012, 11.875% and (ii) on or after the Distribution Date in February 2012, 9.500%.

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Class M-3 Principal Distribution Amount: For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Current Principal Amount of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Current Principal Amount of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amounts for such distribution date), (2) the aggregate Current Principal Amount of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amounts for such distribution date), (3) the aggregate Current Principal Amount of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amounts for such distribution date) and (4) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by (i) prior to the Distribution Date in February 2012, 10.375% and (ii) on or after the Distribution Date in February 2012, 8.300%.

Class R Certificate: Any one of the Class R Certificates substantially in the form annexed hereto as Exhibit A-5 and evidencing ownership of interests designated as “residual interests” in REMIC I and REMIC II for purposes of the REMIC Provisions. Component I of the Class R Certificates is designated as the sole class of “residual interest” in REMIC I and Component II of the Class R Certificates is designated as the sole class of “residual interest” in REMIC II.

Class R-X Certificates: Any of the Class R-X Certificates substantially in the form annexed hereto as Exhibit A-6 and evidencing ownership of the interest designated as the “residual interest” in REMIC III for purposes of the REMIC Provisions.

Class XP Reserve Account: The account established and maintained by the Trustee pursuant to Section 4.09 hereof.

Closing Date: February 28, 2006.

Code: The Internal Revenue Code of 1986, as amended.

Commission or SEC: The U.S. Securities and Exchange Commission.

Compensating Interest Payment: As defined in Section 6.06.

Corporate Trust Office: The designated office of the Trustee, where at any particular time its corporate trust business with respect to this Agreement shall be administered. For the purpose of registration and transfer and exchange only, the Corporate Trust Office of the Trustee shall be located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Group, GreenPoint Mortgage Funding 2006-AR1. The Corporate Trust Office of the Trustee at the date of the execution of this Agreement for all other purposes is located at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Corporate Trust Group, GreenPoint Mortgage Funding 2006-AR1.

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Credit Enhancement Percentage: For any Distribution Date is the percentage obtained by dividing (x) the aggregate Current Principal Amount of the Subordinate Certificates (including the Overcollateralization Amount) thereto by (y) the aggregate Principal Balance of the Mortgage Loans, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amounts to the holders of the Certificates then entitled to distributions of principal on such Distribution Date.

Coupon Strip: On any Distribution Date occurring in or after February, 2013, in which an amount is payable to the Final Maturity Reserve Fund pursuant to Section 4.10, an amount equal to the product of one-twelfth of the Coupon Strip Rate and the Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period.

Coupon Strip Rate: On any Distribution Date occurring in or after February, 2013, in which an amount is payable to the Final Maturity Reserve Fund pursuant to Section 4.10, the per annum rate equal to (a) 0.12%, if the aggregate Stated Principal Balance of the Mortgage Loans with original terms to maturity in excess of 30 years is greater than or equal to the applicable scheduled amount for such Distribution Date set forth in column 2 of Schedule A hereto, but less than column 1 thereto; or (b) 0.30%, if the aggregate Stated Principal Balance of the Mortgage Loans with original terms to maturity in excess of 30 years is greater than or equal to the applicable scheduled amount for such Distribution Date set forth in column 1 of Schedule A hereto, in each case as provided pursuant to Section 4.10.

Cumulative Loss Test Violation: If on any Distribution Date if the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring in Percentage
March 2008 through February 2009	0.25%
March 2009 through February 2010	0.60%
March 2010 through February 2011	1.05%
March 2011 through February 2012	1.55%
March 2012 through February 2013	2.10%
March 2013 and thereafter	2.35%

Current Interest: As of any Distribution Date, with respect to each Class of Certificates (other than the Class XP, Class B-IO and Residual Certificates), (i) the interest accrued on the Current Principal Amount during the related Interest Accrual Period at the applicable Pass-Through Rate plus any amount previously distributed with respect to interest for such Certificate that has been recovered as a voidable preference by a trustee in bankruptcy minus (1) in the case of the Class A, Class M or Class B Certificates, (ii) the sum of (a) any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by Compensating Interest Payments and (b) any shortfalls resulting from the application of the Relief Act during the related Due Period; provided, however, that for purposes of calculating Current Interest for any such Class, amounts specified in clauses (ii)(a) and (ii)(b) hereof for any such Distribution Date shall be allocated first to the Class B-IO Certificates and the Residual Certificates in reduction of amounts otherwise distributable to such Certificates on such Distribution Date and then any excess shall be allocated to each other Class of Certificates pro rata based on the respective amounts of interest accrued pursuant to clause (i) hereof for each such Class on such Distribution Date and (c) any Net Deferred Interest and the interest portion of any Realized Losses on the

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Mortgage Loans allocated to such Class in the manner as described herein and (2) in the case of the Grantor Trust Certificates, any shortfalls described in clauses (a), (b) and (c) herein, allocated to the related Underlying Certificates.

Current Principal Amount: With respect to any Class A, Class M or Class B Certificate as of any Distribution Date, the initial principal amount of such Certificate plus the amount of any Net Deferred Interest allocated thereto on the related Distribution Date and all previous Distribution Dates plus, in the case of the Subordinate Certificates, any Subsequent Recoveries added to the Current Principal Amount of such Certificates pursuant to Section 6.02(h) hereof, and reduced by (i) all amounts distributed on previous Distribution Dates on such Certificate with respect to principal and (ii) any Applied Realized Loss Amounts allocated to such Class on previous Distribution Dates. With respect to any Class of Certificates, the Current Principal Amount thereof will equal the sum of the Current Principal Amounts of all Certificates in such Class. The initial Current Principal Amount for each Class of Certificates is set forth in Section 5.01(c)(iv).

Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in full.

Custodial Account: The trust account or accounts created and maintained by the Servicer pursuant to Section 4.01, which shall be denominated “Wells Fargo Bank, National Association, as Trustee f/b/o holders of Bear Stearns Asset Backed Securities I LLC, GreenPoint Mortgage Funding Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1, Custodial Account.” The Custodial Account shall be an Eligible Account.

Custodial Agreement: An agreement, dated as of the Closing Date among the Depositor, the Servicer, the Trustee and the Custodian in substantially the form of Exhibit G hereto.

Custodian: Wells Fargo Bank, National Association, or any successor custodian appointed pursuant to the provisions hereof and of the Custodial Agreement.

Cut-off Date: February 1, 2006.

Cut-off Date Balance: $1,299,276,242.

Deferred Interest: The amount of accrued interest on the Mortgage Loans, the payment of which is deferred and added to the Principal Balance of a Mortgage Loan due to negative amortization on such Mortgage Loan.

Deficient Valuation: A Bankruptcy Loss that results if a court, in connection with a personal bankruptcy of a Mortgagor, establishes the value of a Mortgaged Property at an amount less than the unpaid principal balance of the Mortgage Loan secured by such Mortgaged Property.

Delinquent: A Mortgage Loan is “Delinquent” if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is “30 days delinquent” if such payment has not been received by the close of business on the last day of the month immediately succeeding the month

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in which such payment was due. For example, a Mortgage Loan with a payment due on December 1 that remained unpaid as of the close of business on January 31 would then be considered to be 30 to 59 days delinquent. Similarly for “60 days delinquent,” “90 days delinquent” and so on.

Delinquency Recognition Policies: The delinquency recognition policies as provided by the Servicer.

Delinquency Test Violation: If on any Distribution Date if the percentage obtained by dividing (x) the aggregate Outstanding Principal Balance of Mortgage Loans Delinquent 60 days or more (including Mortgage Loans that are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy) by (y) the aggregate Outstanding Principal Balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds (i) prior to the Distribution Date in March 2012, 27.15% of the Credit Enhancement Percentage and (ii) on or after the Distribution Date in March 2012, 33.98%.

Depositor: Bear Stearns Asset Backed Securities I LLC, a Delaware corporation, or its successors in interest.

Depository: The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

Depository Agreement: The meaning specified in Section 5.01(a) hereof.

Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Designated Depository Institution: A depository institution (commercial bank, federal savings bank, mutual savings bank or savings and loan association) or trust company (which may include the Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the Distribution Date.

Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac or any successor thereto, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an ownership interest in a Residual Certificate by such Person may cause any 2006-

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AR1 REMIC contained in the Trust or any Person having an ownership interest in the Residual Certificate (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Certificate to such Person. The terms “United States,” “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

Distribution Account: The trust account or accounts created and maintained by the Trustee pursuant to Section 4.03, which shall be denominated “Wells Fargo Bank, National Association, as Trustee f/b/o holders of Bear Stearns Asset Backed Securities I LLC, GreenPoint Mortgage Funding Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1 - Distribution Account.” The Distribution Account shall be an Eligible Account.

Distribution Account Deposit Date: The second Business Day prior to each Distribution Date.

Distribution Date: The 25th day of any month, beginning in the month immediately following the month of the Closing Date, or, if such 25th day is not a Business Day, the Business Day immediately following.

Distribution Report: The Asset-Backed Issuer Distribution Report pursuant to Section 13 or 15(d) of the Exchange Act.

DTC Custodian: Wells Fargo Bank, National Association, or its successors in interest as custodian for the Depository.

Due Date: With respect to each Mortgage Loan, the date in each month on which its Scheduled Payment is due if such due date is the first day of a month and otherwise is deemed to be the first day of the following month.

Due Period: With respect to any Distribution Date and each Mortgage Loan, the period commencing on the second day of the month preceding the calendar month in which the Distribution Date occurs and ending at the close of business on the first day of the month in which the Distribution Date occurs.

Eligible Account: Any of (i) a segregated account maintained with a federal or state chartered depository institution (A) the short-term obligations of which are rated A-1 or better by Standard & Poor’s and P-1 by Moody’s at the time of any deposit therein or (B) insured by the FDIC (to the limits established by such Corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (i)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Investment is an obligation of the institution that maintains the Distribution Account) securing such funds that is superior to claims of any

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other depositors or general creditors of the depository institution with which such account is maintained, (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iii) a segregated account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Distribution Account will not have an adverse effect on the then-current ratings assigned to the Classes of Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

EMC: EMC Mortgage Corporation, and any successor thereto.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Event of Default: As defined in Section 8.01.

Excess Cashflow: With respect to any Distribution Date, the sum of (i) Remaining Excess Spread for such Distribution Date and (ii) Overcollateralization Release Amount for such Distribution Date.

Excess Liquidation Proceeds: To the extent that such amount is not required by law to be paid to the related Mortgagor, the amount, if any, by which Liquidation Proceeds with respect to a Liquidated Mortgage Loan exceed the sum of (i) the Outstanding Principal Balance of such Mortgage Loan and accrued but unpaid interest at the related Mortgage Interest Rate through the last day of the month in which the related Liquidation Date occurs, plus (ii) related Liquidation Expenses.

Excess Overcollateralization: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Overcollateralization Target Amount.

Excess Spread: With respect to any Distribution Date, the excess, if any, of the Interest Funds for such Distribution Date over the sum of the Coupon Strip, if applicable, the Current Interest on the Offered Certificates (other than the Grantor Trust Certificates) and the Underlying Certificates and Interest Carry Forward Amounts on the Senior Certificates on such Distribution Date.

Exchange Act: Securities Exchange Act of 1934, as amended.

Exchange Act Reports: Any reports required to be filed pursuant to Sections 3.17, 3.18 and 3.23 of this Agreement.

Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (i) the excess, if any, of the Overcollateralization Target Amount for such Distribution Date over the Overcollateralization Amount for such Distribution Date and (ii) the Excess Spread for such Distribution Date.

Fannie Mae: Federal National Mortgage Association and any successor thereto.

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Fannie Mae Guide: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

FDIC: Federal Deposit Insurance Corporation and any successor thereto.

Final Certification: The certification substantially in the form of Exhibit Three to the Custodial Agreement.

Final Maturity Date: January 25, 2036.

Final Maturity Reserve Account: The separate account established and maintained by the Trustee pursuant to Section 4.10 hereof. Amounts on deposit in the Final Maturity Reserve Account will not be an asset of any REMIC.

Fiscal Quarter: December 1 through the last day of February, March 1 through May 31, June 1 through August 31, or September 1 through November 30, as applicable.

Form 8-K Disclosure Information: As defined in Section 3.18(a)(iii).

Fractional Undivided Interest: With respect to any Class of Certificates (other than the Class XP Certificates), the fractional undivided interest evidenced by any Certificate of such Class the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the Current Principal Amount of such Class. With respect to the Class XP Certificates, the percentage interest stated thereon. With respect to the Certificates in the aggregate, the fractional undivided interest evidenced by (i) the Residual Certificates will be deemed to equal 1.0% and (ii) a Certificate of any other Class will be deemed to equal 99.0% multiplied by a fraction, the numerator of which is the Current Principal Amount of such Certificate and the denominator of which is the aggregate Current Principal Amount of all the Certificates of such Classes.

Freddie Mac: Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, and any successor thereto.

Freddie Mac Guide: The Freddie Mac Selling Guide and the Freddie Mac Servicing Guide and all amendments or additions thereto.

Global Certificate: Any Private Certificate registered in the name of the Depository or its nominee, beneficial interests in which are reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such depository).

Grantor Trust: The corpus of the Trust created under the Grantor Trust Agreement.

Grantor Trust Agreement: The grantor trust agreement, dated as of February 28, 2006, between the Depositor and Wells Fargo Bank, National Association, as grantor trustee.

Grantor Trust Certificates: The certificates issued pursuant to the Grantor Trust Agreement.

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Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the minimum and maximum Mortgage Interest Rate and the Periodic Rate Cap) the Mortgage Interest Rate until the next Interest Adjustment Date.

Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, subject to Sections 11.02(b) and 11.05(e), solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or the Trustee or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Fractional Undivided Interests necessary to effect any such consent has been obtained.

Indemnified Persons: The Trustee and the Custodian and their officers, directors, agents and employees and, with respect to the Trustee, any separate co-trustee and its officers, directors, agents and employees.

Independent: When used with respect to any specified Person, this term means that such Person (a) is in fact independent of the Depositor or the Servicer and of any Affiliate of the Depositor or the Servicer, (b) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or any Affiliate of the Depositor or the Servicer and (c) is not connected with the Depositor or the Servicer or any Affiliate as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Index: The index, if any, specified in a Mortgage Note by reference to which the related Mortgage Interest Rate will be adjusted from time to time.

Individual Certificate: Any Private Certificate registered in the name of the Holder other than the Depository or its nominee.

Initial Certification: The certification substantially in the form of Exhibit One to the Custodial Agreement.

Institutional Accredited Investor: Any Person meeting the requirements of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

Insurance Policy: With respect to any Mortgage Loan, any standard hazard insurance policy, flood insurance policy or title insurance policy.

Insurance Proceeds: Amounts paid by the insurer under any Insurance Policy covering any Mortgage Loan or Mortgaged Property other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note or Security Instrument and other than amounts used to repair or restore the Mortgaged Property or to reimburse insured expenses, including the related Servicer's costs and expenses incurred in connection with presenting claims under the related Insurance Policies.

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Interest Accrual Period: For each Class of Class A, Class M and Class B Certificates and for any Distribution Date, the period commencing on the Distribution Date in the month preceding the month in which a Distribution Date occurs (or the Closing Date, in the case of the first Interest Accrual Period) and ending on the day immediately prior to such Distribution Date. For purposes of clarification, if the Closing Date occurs in a month that contains thirty one (31) days, the first Interest Accrual Period shall include the 31st day of such month.

Interest Adjustment Date: With respect to a Mortgage Loan, the date, if any, specified in the related Mortgage Note on which the Mortgage Interest Rate is subject to adjustment.

Interest Carry Forward Amount: As of any Distribution Date and with respect to each Class of Certificates (other than the Class XP Certificates, Class B-IO Certificates and Residual Certificates), the sum of (i) the excess of (a) the Current Interest for such Class with respect to prior Distribution Dates over (b) the amount actually distributed to such Class of Certificates with respect to interest on or after such prior Distribution Dates and (ii) interest thereon (to the extent permitted by applicable law) at the applicable Pass-Through Rate for such Class for the related Interest Accrual Period including the Interest Accrual Period relating to such Distribution Date.

Interest Funds: For any Distribution Date (i) the sum, without duplication, of (a) all scheduled interest collected in respect to the Mortgage Loans during the related Due Period less the related Servicing Fee and any related amounts to be reimbursed to EMC, the Servicer, the Trustee and the Custodian as provided herein, (b) all Monthly Advances relating to interest with respect to the Mortgage Loans made on or prior to the related Distribution Account Deposit Date, (c) all Compensating Interest Payments with respect to the Mortgage Loans and required to be remitted by the Servicer pursuant to this Agreement with respect to such Distribution Date, (d) Liquidation Proceeds with respect to the Mortgage Loans collected during the related Prepayment Period (or, in the case of Subsequent Recoveries, during the related Due Period), to the extent such Liquidation Proceeds relate to interest, (e) all amounts relating to interest with respect to each Mortgage Loan purchased by the Depositor pursuant to Sections 2.02, 2.03 or 3.21 during the related Due Period less all Non-Recoverable Advances relating to interest, (f) all amounts in respect of interest paid by the Depositor pursuant to Section 10.01, in each case to the extent remitted by the Servicer to the Distribution Account pursuant to this Agreement and (g) the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, included in Available Funds for such Distribution Date that are applied in connection with any Deferred Interest in accordance with the definition of Net Deferred Interest to EMC, the Depositor, the Servicer or the Trustee, minus (ii) all amounts relating to interest required to be reimbursed pursuant to Sections 4.01, 4.03 and 4.05 or as otherwise set forth in this Agreement.

Interest Shortfall: With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

(a)          Partial principal prepayments (other than any collections on REO Property treated as a Curtailment pursuant to Section 3.15(b)) received during the relevant Prepayment Period: The difference between (i) one month’s interest at the applicable Net Rate on the amount of such

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prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

(a)          Principal prepayments in full received during the relevant Prepayment Period: The difference between (i) one month’s interest at the applicable Net Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment; and

(b)          Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days’ interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on the Stated Principal Balance thereof (or, in the case of a principal prepayment in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days’ interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on such Stated Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the annual interest rate required to be paid by the Mortgagor as limited by application of the Relief Act.

Interim Certification: The certification substantially in the form of Exhibit Two to the Custodial Agreement.

Investment Letter: The letter to be furnished by each Institutional Accredited Investor which purchases any of the Private Certificates in connection with such purchase, substantially in the form set forth as Exhibit F-1 hereto.

LIBOR Business Day: Any day other than a Saturday or a Sunday or a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

LIBOR Determination Date: With respect to each Class of Offered Certificates and for the first Interest Accrual Period, February 24, 2006. With respect to each Class of Offered Certificates and any Interest Accrual Period thereafter, the second LIBOR Business Day preceding the commencement of such Interest Accrual Period.

Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Servicer has determined that all amounts it expects to recover from or on account of such Mortgage Loan have been recovered.

Liquidation Date: With respect to any Liquidated Mortgage Loan, the date on which the Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

Liquidation Expenses: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the Servicer in connection with the liquidation of such Mortgage Loan and the related Mortgage Property, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys’ fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

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Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee’s sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise and Subsequent Recoveries.

Loan-to-Value Ratio: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Original Value of the related Mortgaged Property.

Loss Allocation Limitation: The meaning specified in Section 6.02(c) hereof.

Lost Notes: The original Mortgage Notes that have been lost, as indicated on the Mortgage Loan Schedule.

Margin: With respect to any Distribution Date on or prior to the first possible Optional Termination Date and (i) the Class A-1A Certificates, 0.290% per annum, (ii) the Class A-1B Certificates, 0.290% per annum, (iii)  the Class A-2A Certificates, 0.370% per annum, (iv) the Class A-2B Certificates, 0.370% per annum, (v) the Class A-3 Certificates, 0.450% per annum, (vi) the Class M-1 Certificates, 0.520% per annum, (vii) the Class M-2 Certificates, 0.550% per annum, (viii) the Class M-3 Certificates, 0.570% per annum, (ix) the Class B-1 Certificates, 1.050% per annum, (vii) the Class B-2 Certificates, 2.100% per annum, and (viii) the Class B-3 Certificates, 2.100% per annum; and with respect to any Distribution Date after the first possible Optional Termination Date and (i) the Class A-1A Certificates, 0.580% per annum, (ii) the Class A-1B Certificates, 0.580% per annum, (iii)  the Class A-2A Certificates, 0.740% per annum, (iv) the Class A-2B Certificates, 0.740% per annum, (v) the Class A-3 Certificates, 0.900% per annum, (vi) the Class M-1 Certificates, 0.780% per annum, (vii) the Class M-2 Certificates, 0.825% per annum, (viii) the Class M-3 Certificates, 0.855% per annum, (ix) the Class B-1 Certificates, 1.575% per annum, (vii) the Class B-2 Certificates, 3.150% per annum, and (viii) the Class B-3 Certificates, 3.150% per annum.

Marker Rate: With respect to the Class B-IO Certificates or REMIC II Regular Interest B-IO-I and any Distribution Date, in relation to REMIC I Regular Interests LT1, LT2, LT3 and LT4, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC I Pass-Through Rates for REMIC I Regular Interest LT2 and REMIC I Regular Interest LT3.

Material Defect: The meaning specified in Section 2.02(a).

Maximum Coupon Strip Rate: On any Distribution Date occurring in or after February, 2013, on which an amount is payable to the Final Maturity Reserve Fund pursuant to Section 4.10, the per annum rate equal to 0.30%.

Maximum Lifetime Mortgage Rate: The maximum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS® System: The system of recording transfers of Mortgage Loans electronically maintained by MERS.

MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS® System.

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Minimum Lifetime Mortgage Rate: The minimum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

Modified Net Rate Cap: For any Distribution Date, the weighted average of the Net Rates of the Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the related Due Period (less, if applicable, the Maximum Coupon Strip Rate) as adjusted to an effective rate reflecting the accrual of interest on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period.

MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

Monthly Advance: An advance of interest required to be made by the Servicer or the Trustee as successor servicer pursuant to Section 6.05.

Monthly Payments: For any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note or in the case of any Mortgaged Property acquired through foreclosure or deed in lieu of foreclosure, would otherwise have been payable under the related Mortgage Note.

Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 6.04.

Moody’s: Moody’s Investors Service, Inc. or its successor in interest.

Mortgage: The mortgage, deed of trust or other instrument creating a first priority lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Loan.

Mortgage File: The mortgage documents listed in Section 2.01(b) pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Interest Rate: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is initially equal to the “Mortgage Interest Rate” set forth with respect thereto on the Mortgage Loan Schedule.

Mortgage Loan: A mortgage loan transferred and assigned to the Trust pursuant to Section 2.01 and held as a part of the Trust Fund, as identified in the Mortgage Loan Schedule (which shall include, without limitation, with respect to each Mortgage Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto), including a mortgage loan the property securing which has become an REO Property.

Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement dated as of February 28, 2006, between EMC, as mortgage loan seller, and Bear Stearns Asset Backed Securities I LLC, as purchaser, and all amendments thereof and supplements thereto, attached as Exhibit H.

Mortgage Loan Documents: The original Mortgage Loan legal documents held by the Custodian.

Mortgage Loan Schedule: The schedule, attached hereto as Exhibit B with respect to the Mortgage Loans, as amended from time to time to reflect the repurchase or substitution of

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Mortgage Loans pursuant to this Agreement or the Mortgage Loan Purchase Agreement, as the case may be.

Mortgage Note: The originally executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

Mortgaged Property: Land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

Mortgagor: The obligor on a Mortgage Note.

Net Deferred Interest: On any Distribution Date, Deferred Interest on the Mortgage Loans during the related Due Period net of Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and Stated Principal, in that order included in Available Funds for such Distribution Date and available to make principal distributions on the Certificates on that Distribution Date. With respect to any Class of Certificates (other than the Class B-IO, Class XP and Residual Certificates) as of any Distribution Date will be an amount equal to the product of (1) the difference, if any between (a) the lesser of (i) the Pass-Through Rate for such Class, without regard to the Net Rate Cap on such Distribution Date and (ii) the weighted average of the Net Rate on the Mortgage Loans and (b) the Adjusted Rate Cap for such Distribution Date, (2) the Current Principal Amount of the Certificate immediately prior to such Distribution Date, and (3) the actual number of days in such Interest Accrual Period divided by 360.

Net Interest Shortfall: With respect to any Distribution Date, the Interest Shortfall, if any, for such Distribution Date net of Compensating Interest Payments made with respect to such Distribution Date.

Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of (i) Liquidation Expenses which are payable therefrom to the Servicer in accordance with this Agreement and (ii) unreimbursed advances by the Servicer and unreimbursed Monthly Advances.

Net Rate: With respect to each Mortgage Loan, the Mortgage Interest Rate in effect from time to time less the Servicing Fee Rate, expressed as a per annum rate.

Net Rate Cap: For any Distribution Date, the weighted average of the Net Rates of the Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the related Due Period (less, if applicable, the Coupon Strip Rate) as adjusted to an effective rate reflecting the accrual of interest on the basis of a 360-day year and the actual number of days elapsed in the related Interest Accrual Period.

Non-Offered Certificates: The Class XP Certificates, the Class B-IO Certificates, the Underlying Certificates and the Residual Certificates.

Nonrecoverable Advance: Any advance or Monthly Advance (i) which was previously made or is proposed to be made by the Servicer or the Trustee (as successor Servicer) and (ii) which, in the good faith judgment of the Servicer or the Trustee, will not or, in the case of a

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proposed advance or Monthly Advance, would not, be ultimately recoverable by the Servicer or the Trustee (as successor Servicer) from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such advance or Monthly Advance was made or is proposed to be made.

Notional Amount: The notional amount of the Class B-IO Certificates immediately prior to any Distribution Date is equal to the aggregate of the Uncertificated Principal Balances of the REMIC I Regular Interests.

Offered Certificates: The Class A-1A, Class A-2A, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and any Grantor Trust Certificate.

Officer’s Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President or Assistant Vice President or other authorized officer of the Servicer or the Depositor, as applicable, and delivered to the Trustee, as required by this Agreement.

One-Month LIBOR: With respect to any Interest Accrual Period, the rate determined by the Trustee on the related LIBOR Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate Screen Page 3750 as of 11:00 a.m. (London time) on such LIBOR Determination Date; provided that the parties hereto acknowledge that One-Month LIBOR for the first Interest Accrual Period shall be the rate determined by the Trustee two Business Days prior to the Closing Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Trustee), One-Month LIBOR for the applicable Interest Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Trustee and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Interest Accrual Period. The Trustee’s determination of One-Month LIBOR and the Pass-Through Rate for each Class of Certificates, if applicable, for any Interest Accrual Period shall, in the absence of manifest error, be final and binding.

Opinion of Counsel: A written opinion of counsel who is or are acceptable to the Trustee and who, unless required to be Independent (an “Opinion of Independent Counsel”), may be internal counsel for the Company, the Servicer or the Depositor.

Optional Termination Date: The Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the Cut-off Date Balance.

Original Subordinate Principal Balance: The sum of the aggregate Current Principal Amounts of each Class of Subordinate Certificates as of the Closing Date.

Original Value: The lesser of (i) the Appraised Value or (ii) the sales price of a Mortgaged Property at the time of origination of a Mortgage Loan, except in instances where either clauses (i) or (ii) is unavailable, the other may be used to determine the Original Value, or if both clauses (i) and (ii) are unavailable, Original Value may be determined from other sources reasonably acceptable to the Depositor.

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Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased or replaced.

Outstanding Principal Balance: As of the time of any determination, the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust Fund less any Net Liquidation Proceeds with respect thereto to the extent applied to principal.

Overcollateralization Amount: The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) over (ii) the aggregate Current Principal Amount of the Class A, Class M and Class B Certificates, after taking into account the distributions of principal to be made on such Distribution Date.

Overcollateralization Release Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) Principal Funds for that Distribution Date.

Overcollateralization Target Amount: With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to approximately 1.20% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) (1) prior to the Distribution Date in February 2012, 3.00% of the then current aggregate outstanding Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) and (2) on or after the Distribution Date in February 2012, 2.40% of the then current aggregate Outstanding Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) and (y) 0.50% of the aggregate principal balance of the the Mortgage Loans as of the Cut-Off Date ($6,496,381) or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Pass-Through Rate: As to each Class of Certificates, the rate of interest determined as provided with respect thereto in Section 5.01(c).

Paying Agent: The Trustee.

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Periodic Rate Cap: With respect to each Mortgage Loan, the maximum adjustment that can be made to the Mortgage Interest Rate on each Interest Adjustment Date in accordance with its terms, regardless of changes in the applicable Index.

Permitted Investments: Any one or more of the following obligations or securities held in the name of the Trustee for the benefit of the Certificateholders:

(i)           direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)          (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including the Trustee or its Affiliates acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term debt rating and/or the long-term unsecured debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from each Rating Agency and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

(iii)        repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above where the Trustee holds the security therefor;

(iv)         securities bearing interest or sold at a discount issued by any corporation (including the Trustee or the Servicer or their Affiliates) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the aggregate Outstanding Principal Balances of all the Mortgage Loans and Permitted Investments held as part of the Trust;

(v)          commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from each Rating Agency at the time of such investment;

(vi)         a Reinvestment Agreement issued by any bank, insurance company or other corporation or entity;

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(vii)       any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency to the Trustee;

(viii)      any money market or common trust fund having the Applicable Credit Rating or better from each Rating Agency, including any such fund for which the Trustee or the Servicer, or any affiliate of the Trustee or the Servicer, acts as a manager or an advisor; provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par; and

(ix)         interests in any money market fund (including any such fund managed or advised by the Trustee or the Servicer or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable long term rating by each Rating Agency or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency.

Permitted Transferee: Any Person other than a Disqualified Organization or an “electing large partnership” (as defined by Section 775 of the Code).

Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Physical Certificates: The Residual Certificates and the Private Certificates.

Plan: The meaning specified in Section 5.07(a).

Prepayment Charge: With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a Principal Prepayment of such Mortgage Loan in accordance with the terms thereof.

Prepayment Charge Loan: Any Mortgage Loan for which a Prepayment Charge may be assessed and to which such Prepayment Charge the Class XP Certificates are entitled, as indicated on the Mortgage Loan Schedule.

Prepayment Interest Shortfalls: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment or that became a Liquidated Mortgage Loan during the related Prepayment Period, (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 3.21 or 10.01 hereof), the amount, if any, by which (i) one month’s interest at the applicable Net Rate on the Stated Principal Balance immediately prior to such prepayment (or liquidation) or in the case of a partial Principal Prepayment on the amount of such prepayment (or liquidation proceeds) exceeds (ii) the amount of interest paid or collected in connection with such Principal

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Prepayment or such Liquidation Proceeds less the sum of (a) any Prepayment Charges and (b) the Servicing Fee.

Prepayment Period: With respect to any Distribution Date, the period from the sixteenth day of the calendar month preceding the calendar month in which such Distribution Date occurs through the close of business on the fifteenth day of the calendar month in which such Distribution Date occurs.

Primary Mortgage Insurance Policy: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related Security Instrument, if any or any replacement policy therefor through the related Interest Accrual Period for such Class relating to a Distribution Date.

Prime Rate: The prime rate of U.S. money center banks as published from time to time in The Wall Street Journal.

Principal Distribution Amount: With respect to each Distribution Date, an amount equal to the excess of (i) sum of (a) the Principal Funds for such Distribution Date and (b) any Extra Principal Distribution Amount for such Distribution Date over (ii) any Overcollateralization Release Amount for such Distribution Date.

Principal Funds: With respect to any Distribution Date, (i) the sum, without duplication, of (a) all scheduled principal collected on the Mortgage Loans during the related Due Period, (b) all Monthly Advances relating to principal made on the Mortgage Loans on or before the Distribution Account Deposit Date, (c) Principal Prepayments on the Mortgage Loans, exclusive of Prepayment Charges collected during the related Prepayment Period, (d) the Stated Principal Balance of each Mortgage Loan that was repurchased by the Sponsor pursuant to Section 2.02, 2.03 or 3.21 during the related Due Period, (e) the aggregate of all Substitution Adjustment Amounts in connection with the substitution of Mortgage Loans pursuant to Section 2.04 during the related Due Period, (f) amounts in respect of principal paid by the Depositor pursuant to Section 10.01, (g) all Liquidation Proceeds collected during the related Prepayment Period (or, in the case of Subsequent Recoveries, during the related Due Period) on the Mortgage Loans, to the extent such Liquidation Proceeds relate to principal, in each case to the extent remitted by the Servicer to the Distribution Account pursuant to this Agreement and (h) the principal portions of the amounts, if any, transferred from the Final Maturity Reserve Account on such Distribution Date minus (ii) (a) all amounts required to be reimbursed pursuant to Sections 4.01, 4.03 and 4.05 or as otherwise set forth in this Agreement and (b) the amount of any Principal Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and payments of Scheduled Principal, in that order, included in available funds for such Distribution Date that are applied as Interest Funds in connection with any Deferred Interest in accordance with the definition of Net Deferred Interest.

Principal Prepayment: Any payment (whether partial or full) or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including

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Insurance Proceeds and Repurchase Proceeds, but excluding the principal portion of Net Liquidation Proceeds received at the time a Mortgage Loan becomes a Liquidated Mortgage Loan.

Private Certificates: The Class XP, Class R, Class R-X and Class B-IO Certificates.

Prospectus: The prospectus, dated June 24, 2005, as supplemented by the prospectus supplement dated February 27, 2006, relating to the offering of the Offered Certificates.

QIB: A Qualified Institutional Buyer as defined in Rule 144A promulgated under the Securities Act.

Qualified Insurer: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

Rating Agencies: Moody’s and S&P.

Realized Loss: Any (i) Bankruptcy Loss or (ii) as to any Liquidated Mortgage Loan, (x) the Outstanding Principal Balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Mortgage Interest Rate through the last day of the month of such liquidation, less (y) the related Net Liquidation Proceeds with respect to such Mortgage Loan and the related Mortgage Property. In addition, to the extent the Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Current Principal Amount of any Class of Certificates (other than the Class XP, Class B-IO and Residual Certificates) on any Distribution Date. As to any Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, then “Realized Loss” is the difference between the principal balance of such Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of such Mortgage Loan as reduced by the Deficient Valuation.

Record Date: For each Class of Offered Certificates and for any Distribution Date, the close of business on the Business Day prior to such Distribution Date.

Reference Bank: A leading bank selected by the Trustee that is engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

Reference Bank Rate: With respect to any Interest Accrual Period, the arithmetic mean, rounded upwards, if necessary, to the nearest whole multiple of 0.03125%, of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related interest determination date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Current Principal Amount of the Offered Certificates (other than the Class X Certificates and Residual Certificates) for such Interest Accrual Period, provided that at least two

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such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean, rounded upwards, if necessary, to the nearest whole multiple of 0.03125%, of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Current Principal Amount of the Offered Certificates (other than the Class X Certificates and the Residual Certificates).

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Reinvestment Agreements: One or more reinvestment agreements, acceptable to the Rating Agencies, from a bank, insurance company or other corporation or entity (including the Trustee).

Relief Act: The Servicemembers Civil Relief Act, as amended, or similar state law.

Relief Act Mortgage Loan: Any Mortgage Loan as to which the Scheduled Payment thereof has been reduced due to the application of the Relief Act.

Remaining Excess Spread: With respect to any Distribution Date, the excess of the related Excess Spread over the related Extra Principal Distribution Amount.

REMIC: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Administrator: The Trustee; provided that if the REMIC Administrator is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

REMIC Interest: Any of the REMIC I Interests, REMIC II Interests and REMIC III Interests.

REMIC Opinion: An Opinion of Independent Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause any 2006-AR1 REMIC to fail to qualify as a REMIC while any regular interest in such 2006-AR1 REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to any 2006-AR1 REMIC or (iii) constitute a taxable contribution to any 2006-AR1 REMIC after the Startup Day.

REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

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REMIC Regular Interest: Any of the REMIC I Regular Interests, REMIC II Regular Interests and REMIC III Regular Interest.

REMIC I: The segregated pool of assets, with respect to which a REMIC election is made pursuant to this Agreement, consisting of (exclusive of any assets held in the Final Maturity Reserve Account):

(a)          the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(b)          all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Distribution Account (other than amounts representing Prepayment Charges in respect of Prepayment Charge Loans) and identified as belonging to the Trust Fund,

(c)          property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(d)          the hazard insurance policies and Primary Mortgage Insurance Policy, if any, and

(e)          all proceeds of clauses (a) through (d) above.

REMIC I Available Distribution Amount: For any Distribution Date, the Available Funds.

REMIC I Distribution Amount: For any Distribution Date, the REMIC I Available Distribution Amount shall be deemed distributed to REMIC II, as the holder of the REMIC I Regular Interests, and to Holders of the Class R Certificates in respect of Component I thereof, in the following amounts and priority:

(i)           to the extent of the REMIC I Available Distribution Amount, to REMIC II as the holder of REMIC I Regular Interests, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for each such REMC I Regular Interest for such Distribution Date reduced, in each case, by any Net Deferred Interest allocated to such REMIC I Regular Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

(ii)          to the extent of the REMIC I Available Distribution Amount remaining after the distributions made pursuant to clause (i) above, to REMIC II as the holder of the REMIC I Regular Interests, the following amounts allocated as provided:

(A)         in respect of each of the REMIC I Regular Interests, LT1, LT2, and LT4, their respective Principal Distribution Amounts;

(B)         in respect of REMIC I Regular Interest LT1 any remainder until the Uncertificated Principal Balance thereof is reduced to zero;

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(C)         any remainder in respect of each of the REMIC I Regular Interests (other than REMIC I Regular Interest LT1), pro rata according to their respective Uncertificated Principal Balances as reduced by the distributions deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

(iii)         any remaining amounts to the Holders of the Class R Certificates in respect of Component I thereof.

REMIC I Interest: The REMIC I Regular Interests and Component I of the Class R Certificates.

REMIC I Net Deferred Interest: Net Deferred Interest for any Distribution Date shall be allocated to REMIC I Regular Interest LT1 to the extent of any remaining Net Deferred Interest.

REMIC I Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the REMIC I Regular Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

Y1 =     the principal balance of REMIC I Regular Interest LT1 after distributions on the prior Distribution Date.

Y2 =     the principal balance of REMIC I Regular Interest LT2 after distributions on the prior Distribution Date.

Y3 =     the principal balance of REMIC I Regular Interest LT3 after distributions on the prior Distribution Date.

Y4 =     the principal balance of REMIC I Regular Interest LT4 after distributions on the prior Distribution Date (note: Y3 = Y4).

ΔY1 = the REMIC I Regular Interest LT1 Principal Reduction Amount.
ΔY2 = the REMIC I Regular Interest LT2 Principal Reduction Amount.
ΔY3 = the REMIC I Regular Interest LT3 Principal Reduction Amount.
ΔY4 = the REMIC I Regular Interest LT4 Principal Reduction Amount.

P0 =     the aggregate principal balance of the REMIC I Regular Interests after distributions and the allocation of Realized Losses on the prior Distribution Date.

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P1 =     the aggregate principal balance of the REMIC I Regular Interests after distributions and the allocation of Realized Losses to be made on such Distribution Date.

ΔP =P0 - P1 = the aggregate of the REMIC I Regular Interests LT1, LT2, LT3 and LT4 Principal Reduction Amounts.

=the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Group I Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class B-IO Certificates for prior Distribution Dates).

R0 =       the Net Rate Cap (plus the Coupon Strip Rate, if applicable) (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

R1 =       the Net Rate Cap (plus the Coupon Strip Rate, if applicable) (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

α =(Y2 + Y3)/P0. The initial value of α on the Closing Date for use on the first Distribution Date shall be 0.0001.

γ0 =the lesser of (A) the sum for all Classes of Certificates, other than the Class B-IO Certificates, of the product for each Class of (i) the monthly interest rate (as limited by the Modified Net Rate Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date and (B) R0*P0.

γ1 =the lesser of (A) the sum for all Classes of Certificates, other than the Class B-IO Certificates, of the product for each Class of (i) the monthly interest rate (as limited by the Modified Net Rate Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

Then, based on the foregoing definitions:

ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4;
ΔY2 = (α/2){( γ0R1 - γ1R0)/R0R1};
ΔY3 = αΔP - ΔY2; and
ΔY4 = ΔY3.
if both ΔY2 and ΔY3, as so determined, are non-negative numbers. Otherwise:

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(1)If ΔY2, as so determined, is negative, then
ΔY2 = 0;
ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};
ΔY4 = ΔY3; and
ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.
(2)If ΔY3, as so determined, is negative, then
ΔY3 = 0;
ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 - γ1R0};
ΔY4 = ΔY3; and
ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

REMIC I Realized Losses: Realized Losses on Mortgage Loans shall be allocated to the REMIC I Regular Interests as follows: The interest portion of Realized Losses on Mortgage Loans, if any, shall be allocated among each of the REMIC I Regular Interests, pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses shall be allocated to the REMIC I Regular Interests as follows: (1) The principal portion of Realized Losses shall be allocated, first, to each of the REMIC I Regular Interests (other than REMIC I Regular Interest LT1), pro-rata according to their respective REMIC I Principal Reduction Amounts to the extent thereof in reduction of the Uncertificated Principal Balance of such REMIC I Regular Interests and, third, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to REMIC I Regular Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

REMIC I Regular Interest: Any of the separate non-certificated beneficial ownership interests in REMIC I set forth in Section 5.01(c) and issued hereunder and designated as a “regular interest” in REMIC I. Each REMIC I Regular Interest shall accrue interest at the Uncertificated Pass-Through Rate specified for such REMIC I Regular Interest in Section 5.01(c), and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in Section 5.01(c). The designations for the respective REMIC I Regular Interests are set forth in Section 5.01(c).

REMIC I Regular Interest LT1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT1 Principal Reduction Amount for such

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Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest LT1 on such Distribution Date.

REMIC I Regular Interest LT2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT2 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest LT2 on such Distribution Date.

REMIC I Regular Interest LT3 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT3 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest LT3 on such Distribution Date.

REMIC I Regular Interest LT4 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest LT4 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest LT4 on such Distribution Date.

REMIC II: That group of assets contained in the Trust Fund designated as a REMIC consisting of the REMIC I Regular Interests and any proceeds thereof.

REMIC II Available Distribution Amount: For any Distribution Date, the amounts deemed distributed with respect to the REMIC I Regular Interests pursuant to Section 6.07.

REMIC II Distribution Amount: For any Distribution Date, the REMIC II Available Distribution Amount shall be deemed distributed by REMIC II to the holders of the Certificates (other than the Class R, Class R-X, Class B-IO and Class XP Certificates) on account of the REMIC II Regular Interests (other than REMIC II Regular Interests B-IO-I and B-IO-P), to REMIC III on account of REMIC II Regular Interests B-IO-I and B-IO-P, and to holders of the Class R Certificates in respect of Component II thereof, as follows: to each REMIC II Regular Interest in respect of Uncertificated Accrued Interest thereon and the Uncertificated Principal Balance thereof, the amount distributed in respect of interest and principal on the Class or Classes of Certificates bearing the same designation (with such amounts having the same character as interest or principal with respect to the REMIC II Regular Interest as they have with respect to such Certificates), except that (1) no amount paid to any Certificate in respect of any Basis Risk Shortfall or Basis Risk Shortfall Carry Forward Amount or, in the case of the Class A, Class M and Class B Certificates, in respect of interest accrued at a Pass-Through Rate in excess of the Modified Net Rate Cap, if applicable, shall be included in the amount paid in respect of the related REMIC II Regular Interest and (2) any amount paid in respect of Basis Risk Shortfalls and Basis Risk Shortfall Carryforward Amounts and, in the case of the Class A, Class M and Class B Certificates, interest accrued at a Pass-Through Rate in excess of the Modified Net Rate Cap, if applicable, shall be deemed paid with respect to REMIC II Regular Interest B-IO-I in respect of accrued and unpaid interest thereon. Any remaining amount of the REMIC II Available Distribution Amount shall be distributed to the holders of the Class R Certificates in respect of Component II thereof.

REMIC II Interest: Any of the REMIC II Regular Interests and Component II of the Class R Certificates.

REMIC II Net Deferred Interest: Net Deferred Interest for any Distribution Date shall be allocated to the REMIC II Regular Interests to the same extent that Net Deferred Interest is allocated to the Class of Certificates bearing the same designation, except that any Net Deferred Interest allocated to a Class of Certificates in respect of interest accrued thereon at a Pass-Through Rate in excess of the Modifed Net Rate Cap, if applicable, shall instead be allocated to the REMIC II Regular Interest B-IO-I.

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REMIC II Regular Interest: Any of the separate beneficial ownership interests in REMIC II set forth in Section 5.01(c) and issued hereunder and designated as a “regular interest” in REMIC II. Each REMIC II Regular Interest (other than REMIC II Regular Interests B-IO-I and B-IO-P) shall accrue interest at the Pass-Through Rate for the Class of Certificates bearing the same designation specified in Section 5.01(c), modified as provided in footnote (1) of the REMIC II table, if applicable, REMIC II Regular Interest B-IO-I shall accrue interest at the Class B-IO Pass-Through Rate. REMIC II Regular Interest B-IO-P shall accrue no interest. Each REMIC II Regular Interest (other than REMIC II Regular Interest B-IO-I) shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to the Current Principal Amount of the Class of Certificates bearing the same designation as set forth in Section 5.01(c). The designations for the respective REMIC II Regular Interests are set forth in Section 5.01(c).

REMIC III: That group of assets contained in the Trust Fund designated as a REMIC consisting of REMIC II Regular Interests B-IO-I and B-IO-P and any proceeds thereof.

REMIC III Available Distribution Amount: For any Distribution Date, the amounts deemed distributed with respect to REMIC II Regular Interests B-IO-I and B-IO-P pursuant to Section 6.07.

REMIC III Distribution Amount: For any Distribution Date, the REMIC III Available Distribution Amount shall be deemed distributed by REMIC III to the holders of the Class B-IO Certificates on account of REMIC III Regular Interests B-IO-I and B-IO-P.

REMIC III Interest: Any of the REMIC III Regular Interest and the Class R-X Certificates.

REMIC III Regular Interest: The separate beneficial ownership interest in REMIC III set forth in Section 5.01(c) and issued hereunder and designated as a “regular interest” in REMIC III. The REMIC III Regular Interest shall accrue interest at the Uncertificated REMIC III Pass-Through Rate specified for the REMIC III Regular Interest in Section 5.01(c). The designation for the REMIC III Regular Interest is set forth in Section 5.01(c).

REO Acquisition: The acquisition by the Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.15.

REO Disposition: As to any REO Property, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property.

REO Property: A Mortgaged Property acquired in the name of the Trust, for the benefit of Certificateholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

Reportable Event: As defined in Section 3.18(a)(iii).

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Repurchase Price: With respect to any Mortgage Loan (or any property acquired with respect thereto) required to be repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or Article II of this Agreement, an amount equal to the excess of (i) the sum of (a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, and (c) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any predatory or abusive lending laws over (ii) any portion of the Servicing Compensation, Monthly Advances and advances payable to the purchaser of the Mortgage Loan.

Repurchase Proceeds: The Repurchase Price in connection with any repurchase of a Mortgage Loan by the Sponsor and any cash deposit in connection with the substitution of a Mortgage Loan.

Request for Release: A request for release in the form attached hereto as Exhibit D.

Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement with respect to such Mortgage Loan.

Residual Certificates: The Class R Certificates and the Class R-X Certificates.

Responsible Officer: Any officer assigned to the Corporate Trust Office of the Trustee (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and any other officer of the Trustee to whom a matter arising hereunder may be referred.

Rule 144A Certificate: The certificate to be furnished by each purchaser of a Private Certificate (which is also a Physical Certificate) which is a Qualified Institutional Buyer as defined under Rule 144A promulgated under the Securities Act, substantially in the form set forth as Exhibit F-2 hereto.

S&P: Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretation thereof by the Commission's staff).

Sarbanes-Oxley Certification: As defined in Section 3.18(a)(iv).

Scheduled Payment: With respect to any Mortgage Loan and any Due Period, the scheduled payment or payments of principal and interest due during such Due Period on such Mortgage Loan which either is payable by a Mortgagor in such Due Period under the related

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Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

Scheduled Principal: The principal portion of any Scheduled Payment.

Securities Act: The Securities Act of 1933, as amended.

SECURITIES LEGEND: "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT OR ANY ENTITY IN WHICH ALL OF THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE AGREEMENT AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (A "PLAN") THAT IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR BY A PERSON USING "PLAN ASSETS" OF A PLAN, UNLESS THE PROPOSED TRANSFEREE PROVIDES THE TRUSTEE WITH AN OPINION OF COUNSEL FOR THE BENEFIT OF THE TRUSTEE AND THE SERVICER AND ON WHICH THEY MAY RELY WHICH IS SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

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Security Instrument: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

Senior Certificates: The Class A Certificates.

Servicer: As of the Closing Date, EMC Mortgage Corporation and, thereafter, its respective successors in interest that meet the qualifications of this Agreement.

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Servicing Fee: As to any Mortgage Loan and a Distribution Date, an amount equal to the product of (i) the Stated Principal Amount of such Mortgage Loan as of the Due Date in the month preceding the month in which such Distribution Date occurs and (ii) the Servicing Fee Rate, or, in the event of any payment of interest that accompanies a Principal Prepayment in full during the related Due Period made by the Mortgagor immediately prior to such prepayment, interest at the related Servicing Fee Rate on the Stated Principal Amount of such Mortgage Loan for the period covered by such payment of interest.

Servicing Fee Rate: As to any Mortgage Loan, 0.375% per annum.

Servicing Officer: The President or a Vice President or Assistant Vice President or other authorized officer of the Servicer having direct responsibility for the administration of this Agreement, and any other authorized officer of the Servicer to whom a matter arising hereunder may be referred.

Significance Estimate: With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be an amount determined based on the reasonable good-faith estimate by the Depositor of the aggregate maximum probable exposure of the outstanding Certificates to the related swap agreement.

Significance Percentage: With respect to any Distribution Date, and in accordance with Item 1115 of Regulation AB, shall be an percentage equal to the Significance Estimate divided by the aggregate outstanding Current Principal Amount of the Certificates, prior to the distribution of the Principal Distribution Amount on such Distribution Date.

Sponsor: EMC, as mortgage loan seller under the Mortgage Loan Purchase Agreement.

Startup Day: February 28, 2006.

Stated Principal Balance: With respect to any Mortgage Loan or related REO Property and any Distribution Date, the Outstanding Principal Balance thereof as of the Cut-off Date (taking account of the Principal Payment to be made on such Due Date and irrespective of any delinquency in its payment), as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-Off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period) plus any amount by which the Principal Balance thereof has been increased for Deferred Interest pursuant to the terms of the related Mortage Note on or prior to such Distribution Date, minus the sum of (i) the principal portion of the Scheduled Payments due with respect to such Mortgage Loan during each Due Period ending prior to such Distribution Date (and irrespective of any delinquency in their payment), (ii) all Principal Prepayments with respect to such Mortgage Loan received prior to or during the related Prepayment Period, and all Liquidation Proceeds to the extent applied by the Servicer as recoveries of principal in accordance with this Agreement with respect to such Mortgage Loan, that were received by the Servicer as of the close of business on the last day of the Prepayment Period related to such Distribution Date and (iii) any Realized Losses on such Mortgage Loan

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incurred prior to or during the related Prepayment Period. The Stated Principal Balance of a Liquidated Mortgage Loan equals zero.

Stepdown Date: The earlier to occur of (i) the Distribution Date on which the Current Principal Amount of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in March 2009 and (b) the first Distribution Date on which the sum of the aggregate Current Principal Amount of the Subordinate Certificates and the Overcollateralization Amount divided by the Stated Principal Balance of the Mortgage Loans for such Distribution Date is greater than or equal to (i) prior to the Distribution Date in February 2012, 25.75% and (ii) on or after the Distribution Date in February 2012, 20.60%.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

Subordinate Certificates: The Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

Subsequent Recoveries: As of any Distribution Date, amounts received during the related Due Period by the Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 4.02) or surplus amounts held by the Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the Sponsor pursuant to the Mortgage Loan Purchase Agreement) specifically related to a Liquidated Mortgage Loan or the disposition of an REO Property prior to the related Prepayment Period that resulted in a Realized Loss, after liquidation or disposition of such Mortgage Loan.

Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

Substitute Mortgage Loan: A mortgage loan tendered to the Trust pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, in each case, (i) which has an Outstanding Principal Balance not greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan; (iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan; (iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which is current in payment of principal and interest as of the date of substitution; (vii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted, (viii) which has a Gross Margin, Periodic Rate Cap and Maximum Lifetime Mortgage Rate no less than those of such Mortgage Loan, has the same Index and interval between Interest Adjustment Dates as such

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Mortgage Loan, and a Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan and (ix) has a negative amortization cap of no more than 110%.

Substitution Adjustment Amount: The amount, if any, required to be paid by the Sponsor to the Trustee for deposit in the Distribution Account pursuant to Section 2.04 in connection with the substitution of a Mortgage Loan.

Tax Administration and Tax Matters Person: The Trustee and any successor thereto or assignee thereof shall serve as tax administrator hereunder and as agent for the Tax Matters Person. The Holder of the largest percentage interest of each Class of Residual Certificates shall be the Tax Matters Person for the related REMIC, as more particularly set forth in Section 9.12 hereof.

Termination Purchase Price: The price, calculated as set forth in Section 10.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 10.01.

Trigger Event: The occurrence of either a Delinquency Test Violation or a Cumulative Loss Test Violation.

Trust Fund or Trust: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans and the other assets described in Section 2.01(a).

Trustee: Wells Fargo Bank, National Association, or its successor in interest, or any successor trustee appointed as herein provided.

2006-AR1 REMIC: Any of REMIC I, REMIC II and REMIC III.

Uncertificated Accrued Interest: With respect to any Uncertificated Regular Interest for any Distribution Date, one month’s interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance or Uncertificated Notional Amount, as applicable, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls and Relief Act Shortfalls (to the extent not covered by Compensating Interest Payments) shall be allocated among each of the REMIC I Regular Interests, pro rata, based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls and Relief Act Shortfalls (to the extent not covered by Compensating Interest Payments) shall be allocated among REMIC II Regular Interests to the same extent such amounts are allocated to the Class of Certificates bearing the same designation.

Uncertificated Notional Amount: With respect to REMIC II Regular Interest B-IO-I, the aggregate principal balance of the REMIC I Regular Interests.

Uncertificated Pass-Through Rate: The Uncertificated REMIC I Pass-Through Rate, the Uncertificated REMIC II Pass-Through Rate or the Uncertificated REMIC III Pass-Through

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Rate, as applicable. Any monthly calculation of interest at a stated rate for the REMIC I Regular Interests, REMIC II Regular Interest B-IO-I or the REMIC III Regular Interest shall be based upon annual interest at such rate divided by twelve.

Uncertificated Principal Balance: The principal amount of any Uncertificated Regular Interest outstanding as of any date of determination. The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero.

Uncertificated Regular Interests: The REMIC I Regular Interests, REMIC II Regular Interest B-IO-I and REMIC II Regular Interest B-IO-P.

Uncertificated REMIC I Pass-Through Rate: With respect to any Distribution Date and: (i) REMIC I Regular Interests LT1 and LT2, the weighted average of the Net Rates on the Mortgage Loans, (ii) REMIC I Regular Interest LT3, zero (0.00%) and (iii) REMIC I Regular Interest LT4, twice the weighted average of the Net Rates on the Mortgage Loans.

Uncertificated REMIC II Pass-Through Rate: As defined in the definition of REMIC II Regular Interests.

Uncertificated REMIC III Pass-Through Rate: The REMIC III Regular Interest will not have an Uncertificated REMIC III Pass-Through Rate, but will be entitled to 100% of all amounts distributed or deemed distributed on REMIC II Regular Interests B-IO-I and B-IO-P.

Underlying Certificates: The Class A-1B Certificates and the Class A-2B Certificates.

Uninsured Cause: Any cause of damage to a Mortgaged Property or related REO Property such that the complete restoration of such Mortgaged Property or related REO Property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to this Agreement, without regard to whether or not such policy is maintained.

United States Person: A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), provided that, for purposes solely of the Residual Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are United States Persons, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

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Unpaid Realized Loss Amount: With respect to any Distribution Date and any Class of Class A, Class M and Class B Certificates, the excess of (i) Applied Realized Loss Amounts allocated to such Class over (ii) the sum of all distributions to such Class in reduction of such Applied Realized Loss Amounts on all previous Distribution Dates. Any amounts distributed to a Class of Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Current Principal Amount of such Class.

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ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;

ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01    Conveyance of Mortgage Loans to Trustee. (a) The Depositor, concurrently with the execution and delivery of this Agreement, sells, transfers and assigns to the Trust without recourse all its right, title and interest in and to (i) the Mortgage Loans identified in the Mortgage Loan Schedule, including all interest due and principal received with respect to the Mortgage Loans after the Cut-off Date but excluding any payments of interest due on or prior to the Cut-off Date; (ii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to the Custodial Account, (iii) such assets relating to the Mortgage Loans as from time to time may be held by the Trustee in the Distribution Account, (iv) such assets relating to the Mortgage Loans as from time to time may be held by the Trustee in the Final Maturity Reserve Account, (v) any REO Property, (vi) the Required Insurance Policies and any amounts paid or payable by the insurer under any Insurance Policy (to the extent the mortgagee has a claim thereto), (vii) the Mortgage Loan Purchase Agreement to the extent provided in Section 2.03(a), (viii) such assets as shall from time to time be credited or are required by the terms of this Agreement to be credited to any of the Accounts and (ix) any proceeds of the foregoing. Although it is the intent of the parties to this Agreement that the conveyance of the Depositor’s right, title and interest in and to the Mortgage Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Trustee a first priority perfected security interest in all of the Depositor’s right, title and interest in, to and under the Mortgage Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

(b)          In connection with the above transfer and assignment, the Sponsor hereby deposits with the Trustee or the Custodian, as its agent, with respect to each Mortgage Loan:

(i)           the original Mortgage Note, endorsed without recourse (A) to the order of the Trustee or (B) in the case of a Mortgage Loan registered on the MERS system, in blank, and in each case showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or lost note affidavit together with a copy of the related Mortgage Note,

(ii)          the original Mortgage and, if the related Mortgage Loan is a MOM Loan, noting the presence of the MIN and language indicating that such Mortgage Loan is a MOM Loan, which shall have been recorded (or if the original is not available, a copy), with evidence of such recording indicated thereon (or if clause (w) in the proviso below applies, shall be in recordable form),

(iii)        unless the Mortgage Loan is a MOM Loan, a certified copy of the assignment (which may be in the form of a blanket assignment if permitted in the jurisdiction in which the Mortgaged Property is located) to “Wells Fargo Bank, National Association, as Trustee”, with evidence of recording with respect to each Mortgage Loan in the name of the Trustee thereon (or if clause (w) in the proviso below applies or for Mortgage Loans with respect

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to which the related Mortgaged Property is located in a state other than Maryland, Tennessee, South Carolina, Mississippi and Florida, or an Opinion of Counsel has been provided as set forth in this Section 2.01(b), shall be in recordable form),

(iv)         all intervening assignments of the Security Instrument, if applicable and only to the extent available to the Depositor with evidence of recording thereon,

(v)          the original or a copy of the policy or certificate of primary mortgage guaranty insurance, to the extent available, if any,

(vi)         the original policy of title insurance or mortgagee’s certificate of title insurance or commitment or binder for title insurance, and

(vii)         originals of all modification agreements, if applicable and available.

provided, however, that in lieu of the foregoing, the Depositor may deliver the following documents, under the circumstances set forth below: (w) in lieu of the original Security Instrument, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will, upon receipt of recording information relating to the Security Instrument required to be included thereon, be delivered to recording offices for recording and have not been returned to the Depositor in time to permit their delivery as specified above, the Depositor may deliver a true copy thereof with a certification by the Depositor, on the face of such copy, substantially as follows: “Certified to be a true and correct copy of the original, which has been transmitted for recording” (x) in lieu of the Security Instrument, assignment to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents (as evidenced by a certification from the Depositor to such effect) the Depositor may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (y) the Depositor shall not be required to deliver intervening assignments or Mortgage Note endorsements between the Sponsor and the Depositor, and between the Depositor and the Trustee; and provided, further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, may deliver to the Trustee or the Custodian, as its agent, a certification to such effect and shall deposit all amounts paid in respect of such Mortgage Loans in the Custodial Account on the Closing Date. The Depositor shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) to the Trustee or the Custodian, as its agent, promptly after they are received. The Depositor shall cause the Sponsor, at its expense, to cause each assignment of the Security Instrument to the Trustee to be recorded not later than 180 days after the Closing Date, unless (a) such recordation is not required by the Rating Agencies or an Opinion of Counsel addressed to the Trustee has been provided to the Trustee (with a copy to the Custodian) which states that recordation of such Security Instrument is not required to protect the interests of the Certificateholders in the related Mortgage Loans or (b) MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Sponsor and its successor and assigns; provided, however, that each assignment shall be submitted for recording by the Sponsor in the manner described above, at no expense to the Trust or the Trustee or the Custodian, as its agent, upon the earliest to occur of:

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(i) reasonable direction by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust, (ii) the occurrence of an Event of Default, (iii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Sponsor and (iv) the occurrence of a servicing transfer as described in Section 8.02 hereof. Notwithstanding the foregoing, if the Sponsor fails to pay the cost of recording the assignments, such expense will be paid by the Trustee and the Trustee shall be reimbursed for such expenses by the Trust in accordance with Section 9.05.

Section 2.02      Acceptance of Mortgage Loans by Trustee. (a) The Trustee (on behalf of the Trust) acknowledges the sale, transfer and assignment of the Trust Fund to it by the Depositor and receipt of, subject to further review and the exceptions which may be noted pursuant to the procedures described below, and declares that it holds, the documents (or certified copies thereof) delivered to it or the Custodian, as its agent, pursuant to Section 2.01, and declares that it will continue to hold those documents and any amendments, replacements or supplements thereto and all other assets of the Trust Fund delivered to it as Trustee in trust for the use and benefit of all present and future Holders of the Certificates. On the Closing Date, with respect to the Mortgage Loans, the Custodian shall acknowledge with respect to each Mortgage Loan by delivery to the Depositor and the Trustee of an Initial Certification receipt of the Mortgage File, but without review of such Mortgage File, except to the extent necessary to confirm that such Mortgage File contains the related Mortgage Note or lost note affidavit. No later than 90 days after the Closing Date (or with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or Custodian thereof), the Trustee agrees, for the benefit of the Certificateholders, to review or cause to be reviewed by the Custodian on its behalf (under the Custodial Agreement), each Mortgage File delivered to it and to execute and deliver, or cause to be executed and delivered, to the Depositor and the Trustee an Interim Certification. In conducting such review, the Trustee or Custodian will ascertain whether all required documents have been executed and received, and based on the Mortgage Loan Schedule, whether those documents relate, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans it has received, as identified in the Mortgage Loan Schedule. In performing any such review, the Trustee or the Custodian, as its agent, may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If the Trustee or the Custodian, as its agent, finds any document constituting part of the Mortgage File has not been executed or received, or to be unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in Exhibit B, or to appear defective on its face (a “Material Defect”), the Trustee or the Custodian, as its agent, shall promptly notify the Sponsor. In accordance with the Mortgage Loan Purchase Agreement the Sponsor shall correct or cure any such defect within ninety (90) days from the date of notice from the Trustee or the Custodian, as its agent, of the defect and if the Sponsor fails to correct or cure the defect within such period, and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee or the Custodian, as its agent, shall enforce the Sponsor’s obligation pursuant to the Mortgage Loan Purchase Agreement within 90 days from the Trustee’s or the Custodian’s notification, to purchase such Mortgage Loan at the Repurchase Price; provided that, if such defect would cause the Mortgage Loan to be other than a “qualified mortgage” as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or

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any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), any such cure or repurchase must occur within 90 days from the date such breach was discovered; provided, however, that if such defect relates solely to the inability of the Sponsor to deliver the original Security Instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy have not been returned by the applicable jurisdiction, the Sponsor shall not be required to purchase such Mortgage Loan if the Sponsor delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Sponsor cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Sponsor shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Sponsor within thirty days of its receipt of the original recorded document.

(b)          No later than 180 days after the Closing Date (or with respect to any Substitute Mortgage Loan, within five Business Days after the receipt by the Trustee or the Custodian thereof), the Trustee or the Custodian, as its agent, will review, for the benefit of the Certificateholders, the Mortgage Files delivered to it and will execute and deliver or cause to be executed and delivered to the Depositor and the Trustee a Final Certification. In conducting such review, the Trustee or the Custodian, as its agent, will ascertain whether an original of each document required to be recorded has been returned from the recording office with evidence of recording thereon or a certified copy has been obtained from the recording office. If the Trustee or the Custodian, as its agent, finds a Material Defect, the Trustee or the Custodian, as its agent, shall promptly notify the Sponsor (provided, however, that with respect to those documents described in Sections 2.01(b)(iv), (v) and (vii), the Trustee’s and Custodian’s obligations shall extend only to the documents actually delivered to the Trustee or the Custodian pursuant to such Sections). In accordance with the Mortgage Loan Purchase Agreement, the Sponsor shall correct or cure any such defect within 90 days from the date of notice from the Trustee or the Custodian, as its agent, of the Material Defect and if the Sponsor is unable to cure such defect within such period, and if such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Trustee shall enforce the Sponsor’s obligation under the Mortgage Loan Purchase Agreement to provide a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase such Mortgage Loan at the Repurchase Price; provided, however, that if such defect would cause the Mortgage Loan to be other than a “qualified mortgage” as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), any such cure, repurchase or substitution must occur within 90 days from the date such breach was discovered; provided, further, that if such defect relates solely to the inability of the Sponsor to deliver the original Security Instrument or intervening assignments thereof, or a certified copy, because the

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originals of such documents or a certified copy, have not been returned by the applicable jurisdiction, the Sponsor shall not be required to purchase such Mortgage Loan, if the Sponsor delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Sponsor cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Sponsor shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Sponsor within thirty days of its receipt of the original recorded document.

(c)          In the event that a Mortgage Loan is purchased by the Sponsor in accordance with Sections 2.02(a) or (b) above, the Sponsor shall remit to the Servicer the Repurchase Price for deposit in the Custodial Account and the Sponsor shall provide to the Trustee written notification detailing the components of the Repurchase Price. Upon deposit of the Repurchase Price in the Custodial Account, the Depositor shall notify the Trustee and the Custodian, as agent of the Trustee (upon receipt of a Request for Release in the form of Exhibit D attached hereto with respect to such Mortgage Loan), shall release to the Sponsor the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty, furnished to it by the Sponsor, as are necessary to vest in the Sponsor title to and rights under the Mortgage Loan. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Trustee. The Servicer shall amend the Mortgage Loan Schedule, which was previously delivered to it by the Depositor in a form agreed to between the Depositor and the Servicer, to reflect such repurchase and shall promptly notify the Trustee of such amendment and the Trustee shall promptly notify the Rating Agencies and the Servicer of such amendment. The obligation of the Sponsor to repurchase any Mortgage Loan as to which such a defect in a constituent document exists shall be the sole remedy respecting such defect available to the Certificateholders or to the Trustee on their behalf.

Section 2.03     Assignment of Interest in the Mortgage Loan Purchase Agreement. (a) The Depositor hereby assigns to the Trustee, on behalf of Trust for the benefit of the Certificateholders, all of its right, title and interest in the Mortgage Loan Purchase Agreement. The obligations of the Sponsor to substitute or repurchase, as applicable, a Mortgage Loan shall be the Trustee’s and the Certificateholders’ sole remedy for any breach thereof. At the request of the Trustee, the Depositor shall take such actions as may be necessary to enforce the above right, title and interest on behalf of the Trust and the Certificateholders or shall execute such further documents as the Trustee may reasonably require in order to enable the Trustee to carry out such enforcement.

(b)          If the Depositor, the Servicer or the Trustee discovers a breach of any of the representations and warranties set forth in the Mortgage Loan Purchase Agreement, which breach materially and adversely affects the value of the interests of Certificateholders or the Trustee in the related Mortgage Loan, the party discovering the breach shall give prompt written notice of the breach to the other parties. The Sponsor, within 90 days of its discovery or receipt of notice that such breach has occurred (whichever occurs earlier), shall cure the

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breach in all material respects or, subject to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, shall purchase the Mortgage Loan or any property acquired with respect thereto from the Trust; provided, however, that if there is a breach of any representation set forth in the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, and the Mortgage Loan or the related property acquired with respect thereto has been sold, then the Sponsor shall pay, in lieu of the Repurchase Price, any excess of the Repurchase Price over the Net Liquidation Proceeds received upon such sale. If the Net Liquidation Proceeds exceed the Repurchase Price, any excess shall be paid to the Sponsor to the extent not required by law to be paid to the borrower. Any such purchase by the Sponsor shall be made by providing an amount equal to the Repurchase Price to the Servicer for deposit in the Custodial Account and written notification detailing the components of such Repurchase Price. The Depositor shall notify the Trustee and submit to the Trustee or the Custodian, as its agent, a Request for Release, and the Trustee shall release, or the Trustee shall cause the Custodian to release, to the Sponsor the related Mortgage File and the Trustee shall execute and deliver all instruments of transfer or assignment furnished to it by the Sponsor, without recourse, representation or warranty as are necessary to vest in the Sponsor title to and rights under the Mortgage Loan or any property acquired with respect thereto. Such purchase shall be deemed to have occurred on the date on which the Repurchase Price in available funds is received by the Trustee. The Trustee shall amend the Mortgage Loan Schedule to reflect such repurchase and shall promptly notify the Rating Agencies of such amendment. Enforcement of the obligation of the Sponsor to purchase (or substitute a Substitute Mortgage Loan for) any Mortgage Loan or any property acquired with respect thereto (or pay the Repurchase Price as set forth in the above proviso) as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on their behalf.

Section 2.04      Substitution of Mortgage Loans. Notwithstanding anything to the contrary in this Agreement, in lieu of purchasing a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 of this Agreement, the Sponsor may, no later than the date by which such purchase by the Sponsor would otherwise be required, tender to the Trustee (on behalf of the Trust) a Substitute Mortgage Loan accompanied by a certificate of an authorized officer of the Sponsor that such Substitute Mortgage Loan conforms to the requirements set forth in the definition of “Substitute Mortgage Loan” in the Mortgage Loan Purchase Agreement or this Agreement, as applicable; provided, however, that substitution pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, in lieu of purchase shall not be permitted after the termination of the two-year period beginning on the Startup Day; provided, further, that if the breach would cause the Mortgage Loan to be other than a “qualified mortgage” as defined in Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), without reliance on the provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9), any such cure or substitution must occur within 90 days from the date the breach was discovered. The Trustee or the Custodian, as its agent, shall examine the Mortgage File for any Substitute Mortgage Loan in the manner set forth in Section 2.02(a) and the Trustee or the Custodian, as its agent, shall notify the Sponsor, in writing, within five Business Days after receipt, whether or not the documents

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relating to the Substitute Mortgage Loan satisfy the requirements of the fourth sentence of Section 2.02(a). Within two Business Days after such notification, the Sponsor shall provide to the Trustee for deposit in the Distribution Account the amount, if any, by which the Outstanding Principal Balance as of the next preceding Due Date of the Mortgage Loan for which substitution is being made, after giving effect to the Scheduled Principal due on such date, exceeds the Outstanding Principal Balance as of such date of the Substitute Mortgage Loan, after giving effect to Scheduled Principal due on such date, which amount shall be treated for the purposes of this Agreement as if it were the payment by the Sponsor of the Repurchase Price for the purchase of a Mortgage Loan by the Sponsor. After such notification to the Sponsor and, if any such excess exists, upon receipt of such deposit, the Trustee shall accept such Substitute Mortgage Loan which shall thereafter be deemed to be a Mortgage Loan hereunder. In the event of such a substitution, accrued interest on the Substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Fund and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Sponsor. The Scheduled Principal on a Substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Sponsor and the Scheduled Principal on the Mortgage Loan for which the substitution is made due on such Due Date shall be the property of the Trust Fund. Upon acceptance of the Substitute Mortgage Loan (and delivery to the Trustee or the Custodian as agent of the Trustee, as applicable, of a Request for Release for such Mortgage Loan), the Trustee or the Custodian, as agent for the Trustee, shall release to the Sponsor the related Mortgage File related to any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, and shall execute and deliver all instruments of transfer or assignment, without recourse, representation or warranty in form as provided to it as are necessary to vest in the Sponsor title to and rights under any Mortgage Loan released pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable. The Sponsor shall deliver the documents related to the Substitute Mortgage Loan in accordance with the provisions of the Mortgage Loan Purchase Agreement or Sections 2.01(b) and 2.02(b) of this Agreement, as applicable, with the date of acceptance of the Substitute Mortgage Loan deemed to be the Closing Date for purposes of the time periods set forth in those Sections. The representations and warranties set forth in the Mortgage Loan Purchase Agreement shall be deemed to have been made by the Sponsor with respect to each Substitute Mortgage Loan as of the date of acceptance of such Mortgage Loan by the Trustee (on behalf of the Trust). The Servicer shall amend the Mortgage Loan Schedule to reflect such substitution and shall provide a copy of such amended Mortgage Loan Schedule to the Trustee, who shall then deliver such amended Mortgage Loan Schedule to the Rating Agencies.

Section 2.05  Issuance of Certificates.

(a)          The Trustee acknowledges the assignment to it (on behalf of the Trust) of the Mortgage Loans and the other assets comprising the Trust Fund and, concurrently therewith, has signed, and countersigned and delivered to the Depositor, in exchange therefor, Certificates in such authorized denominations representing such Fractional Undivided Interests as the Depositor has requested. The Trustee agrees that it will hold the Mortgage Loans and such other assets as may from time to time be delivered to it segregated on the books of the Trustee in trust for the benefit of the Certificateholders.

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(b)          The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the REMIC I Regular Interests, and the other assets of REMIC II, for the benefit of the holders of the REMIC II Interests, and (ii) REMIC II Regular Interests B-IO-I and B-IO-P, and the other assets of REMIC III, for the benefit of the holders of the REMIC III Interests. The Trustee acknowledges receipt of the REMIC I Regular Interests and REMIC II Regular Interests B-IO-I and B-IO-P (each of which are uncertificated) and the other assets of REMIC II and REMIC III and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the REMIC II Interests and REMIC III Interests, as applicable.

Section 2.06      Representations and Warranties Concerning the Depositor. The Depositor hereby represents and warrants to the Servicer and the Trustee as follows:

(a)          the Depositor is duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has full power and authority necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement;

(b)          the Depositor has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement, and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law;

(c)          the execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the certificate of formation or limited liability company agreement of the Depositor or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any indenture or other agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which breach or violation may materially impair the Depositor’s ability to perform or meet any of its obligations under this Agreement;

(d)          no litigation is pending, or, to the best of the Depositor’s knowledge, threatened, against the Depositor that would materially and adversely affect the execution,

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delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof;

(e)          no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same; and

(f)           immediately prior to the transfer and assignment to the Trustee, each Mortgage Note and each Mortgage were not subject to an assignment or pledge, and the Depositor had good and marketable title to and was the sole owner thereof and had full right to transfer and sell such Mortgage Loan to the Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

Section 2.07.      Reserved.

Section 2.08.      Purposes and Powers of the Trust.

The purpose of the common law trust, as created hereunder, is to engage in the following activities:

(a)          acquire and hold the Mortgage Loans and the other assets of the Trust Fund and the proceeds therefrom;

(b)          to issue the Certificates sold to the Depositor in exchange for the Mortgage Loans;

(c)          to make payments on the Certificates;

(d)          to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(e)          subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trustee shall not cause the Trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

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ARTICLE III

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01      Servicer to Act as Servicer. The Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices and shall exercise the same care that it customarily employs for its own account. In addition, the Servicer shall furnish information regarding the borrower credit files related to such Mortgage Loan to credit reporting agencies in compliance with the provisions of the Fair Credit Reporting Act and the applicable implementing regulations. Except as set forth in this Agreement, the Servicer shall service the Mortgage Loans in accordance with Accepted Servicing Practices in compliance with the servicing provisions of the Fannie Mae Guide, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, and title insurance, management of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Loan Documents, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guide, the provisions of this Agreement shall control and be binding upon the Depositor and the Servicer.

In instances in which a Mortgage Loan is in default or if default is reasonably foreseeable, the Servicer may engage, either directly or through Subservicers, in a wide variety of loss mitigation practices including waivers, modifications, payment forbearances, partial forgiveness, entering into repayment schedule arrangements, and capitalization of arrearages rather than proceeding with foreclosure or repossession, if applicable. In making that determination, the estimated Realized Loss that might result if the loan were liquidated would be taken into account. In addition, if the Mortgage Loan is not in default or if default is not reasonably foreseeable, the Servicer may modify the Mortgage Loan only to the extent set forth herein; provided that, such modification will not result in the imposition of taxes on any REMIC or otherwise adversely affect the REMIC status of the trust. Any modified Mortgage Loan may remain in the Trust, and the reduction in collections resulting from a modification may result in reduced distributions of interest or principal on, or may extend the final maturity of, one or more Classes of Certificates.

The Servicer shall provide to each Mortgagor of a Mortgage Loan all payment options listed in the related Mortgage Note that are available to such Mortgagor with respect to such payment, notwithstanding any provision in the related Mortgage Note that explicitly states or implies that providing such options is optional for the servicer of such Mortgage Loan or the owner or holder of the related Mortgage Note.

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Notwithstanding the foregoing, the Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full) and cause any REMIC formed under this Agreement to fail to qualify as a REMIC under the Code. Upon request, the Trustee shall furnish the Servicer with any powers of attorney, in substantially the form attached hereto as Exhibit I, and other documents in form as provided to it necessary or appropriate to enable the Servicer to service and administer the related Mortgage Loans and REO Property.

The Trustee shall provide access to the records and documentation in possession of the Trustee regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee; provided, however, that, unless otherwise required by law, the Trustee shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. The Trustee shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee’s actual costs.

The Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee’s sale or other documents prepared by the Servicer as necessary or desirable to (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Security Instrument; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or Security Instrument or otherwise available at law or equity.

The Servicer shall not waive any Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally, (ii) the enforcement thereof is illegal, or any local, state or federal agency has threatened legal action if the prepayment penalty is enforced, (iii) the mortgage debt has been accelerated in connection with a foreclosure or other involuntary payment or (iv) such waiver is standard and customary in servicing similar Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan. If a Prepayment Charge is waived, but does not meet the standards described above, then the Servicer is required to pay the amount of such waived Prepayment Charge by remitting such amount to the Depositor by the Distribution Account Deposit Date.

Section 3.02      REMIC-Related Covenants. For as long as each 2006-AR1 REMIC shall exist, the Trustee shall act in accordance herewith to assure continuing treatment of such 2006-AR1 REMIC as a REMIC, and the Trustee shall comply with any directions of the Depositor or the Servicer to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this

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Agreement or the Trustee has received a REMIC Opinion addressed to the Trustee prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to the Mortgage Loan Purchase Agreement or Section 2.04 of this Agreement, as applicable, accept any contribution to any 2006-AR1 REMIC after the Startup Day without receipt of a REMIC Opinion addressed to the Trustee.

Section 3.03     Monitoring of Subservicers. (a) The Servicer shall perform all of its servicing responsibilities hereunder or may cause a subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of a subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of each subservicer as fully as if such acts and omissions were those of the Servicer. Any such subservicer must be a Fannie Mae approved seller/servicer or a Freddie Mac seller/servicer in good standing and no event shall have occurred, including but not limited to, a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by Fannie Mae or for seller/servicers by Freddie Mac, or which would require notification to Fannie Mae or Freddie Mac. The Servicer shall pay all fees and expenses of each subservicer from its own funds, and a subservicer's fee shall not exceed the Servicing Fee.

(b) At the cost and expense of the Servicer, without any right of reimbursement from the Custodial Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer's option, from electing to service the related Mortgage Loans itself. In the event that the Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 7.07, 8.01 or 10.01, and if requested to do so by the Depositor, the Servicer shall at its own cost and expense terminate the rights and responsibilities of each subservicer effective as of the date of termination of the Servicer. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Servicer's own funds without reimbursement from the Depositor.

(c)Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or any reference herein to actions taken through a subservicer or otherwise, the Servicer shall not be relieved of its obligations to the Depositor and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

(d)Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between such subservicer and Servicer alone, and the Depositor shall have no obligations, duties or liabilities with respect to such Subservicer including no obligation, duty or liability of Depositor to pay such subservicer's fees and expenses. For purposes of distributions and advances by the Servicer pursuant to this

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Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

Section 3.04     Fidelity Bond. The Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on the Servicer’s behalf, and covering errors and omissions in the performance of the Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as servicers.

Section 3.05      Power to Act; Procedures. The Servicer shall service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, to do any and all things that it may deem necessary or desirable in connection with the servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement, as applicable; provided, however, that the Servicer shall not (and consistent with its responsibilities under 3.03, shall not permit any subservicer to) knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any 2006-AR1 REMIC to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (but not at the expense of the Servicer) to the effect that the contemplated action would not cause any 2006-AR1 REMIC to fail to qualify as a REMIC or result in the imposition of a tax upon any 2006-AR1 REMIC. The Trustee shall furnish the Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents, as the Servicer may request, to enable the Servicer to service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Servicer). If the Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.11 hereof. In the performance of its duties hereunder, the Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

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Section 3.06     Due-on-Sale Clauses; Assumption Agreements.

(a)          When any Mortgaged Property is conveyed by a Mortgagor, the Servicer or subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Primary Mortgage Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the Mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Primary Mortgage Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.06(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Primary Mortgage Insurance Policy. The Servicer, subject to Section 3.06(b), is also authorized with the prior approval of the insurers under any Primary Mortgage Insurance Policy to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

(b)           Subject to the Servicer’s duty to enforce any due-on-sale clause to the extent set forth in Section 3.06(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, that in connection with any such assumption, no material term of the Mortgage Note may be changed. Upon receipt of appropriate instructions from the Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability delivered to it by the Servicer and as directed in writing by the Servicer. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee

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collected by the Servicer or such related subservicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer or such subservicer as additional servicing compensation.

Section 3.07     Release of Mortgage Files. (a) Upon becoming aware of the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next Distribution Date, the Servicer will, (or if the Servicer does not, the Trustee may), promptly furnish to the Custodian, on behalf of the Trustee, two copies of a certification substantially in the form of Exhibit D hereto signed by a Servicing Officer or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Custodial Account maintained by the Servicer pursuant to Section 4.01 have been or will be so deposited) and shall request that the Custodian, on behalf of the Trustee, deliver to the Servicer the related Mortgage File. Upon receipt of such certification and request, the Custodian, on behalf of the Trustee, shall promptly release the related Mortgage File to the Servicer and the Trustee and Custodian shall have no further responsibility with regard to such Mortgage File. Upon any such payment in full, the Servicer is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Custodial Account.

In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Certificateholders or the Depositor may have under the Mortgage Loan Documents, the Servicer, upon written demand by the Depositor or the Trustee, shall remit within one Business Day the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.

(b)          From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the Servicer (in a form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian, on behalf of the Trustee, shall, upon the request of the Servicer, and delivery to the Custodian, on behalf of the Trustee, of two copies of a request for release signed by a Servicing Officer substantially in the form of Exhibit D (or in a mutually agreeable electronic format which will, in lieu of a signature on its face, originate from a Servicing Officer), release the related Mortgage File held in its possession or control to the Servicer. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Custodian on behalf of the Trustee, when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Mortgage File shall be released by the Custodian, on behalf of the Trustee or to the Servicer.

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Section 3.08      Documents, Records and Funds in Possession of Servicer To Be Held for Trustee.

(a)          The Servicer shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Servicer from time to time as are required by the terms hereof, to be delivered to the Trustee or Custodian. Any funds received by the Servicer in respect of any Mortgage Loan or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Servicer’s right to retain or withdraw from the Custodial Account the Servicing Fee and other amounts as provided in this Agreement. The Servicer shall provide access to information and documentation regarding the Mortgage Loans to the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Servicer designated by it. In fulfilling such a request the Servicer shall not be responsible for determining the sufficiency of such information.

(b)          All Mortgage Files and funds collected or held by, or under the control of, the Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Servicer for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trust; provided, however, that the Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

Section 3.09      Standard Hazard Insurance and Flood Insurance Policies.

(a)          The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also maintain on the REO

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Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. It is understood and agreed that no other additional insurance need be required by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loans, other than pursuant to the Fannie Mae Guide or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting a insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best's Key Rating Guide currently acceptable to Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located.

(b)          If the Servicer shall obtain and maintain a blanket hazard insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of Section 3.09(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of Section 3.09(a) and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause.

(c)          Pursuant to Section 4.01, any amounts collected by the Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage) shall be deposited into the Custodial Account, subject to withdrawal pursuant to Section 4.02. Any cost incurred by the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Servicer pursuant to Section 4.02.

Section 3.10     Presentment of Claims and Collection of Proceeds. The Servicer shall prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies. Any proceeds disbursed to the Servicer in respect of such policies, bonds or contracts shall be promptly deposited in the Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

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Section 3.11      Maintenance of the Primary Mortgage Insurance Policies.

(a)          The Servicer shall not take, or permit any subservicer to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer or such subservicer, would have been covered thereunder. The Servicer shall cause to be kept in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement. The Servicer shall not, and shall not permit any subservicer to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this Agreement. Any such primary mortgage insurance policies shall be issued by a Qualified Insurer.

(b)          The Servicer agrees to present, or to cause each subservicer to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 4.01, any amounts collected by the Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.02.

Section 3.12      Trustee to Retain Possession of Certain Insurance Policies and Documents.

The Trustee (or the Custodian, as directed by the Trustee), shall retain possession and custody of the originals (to the extent available) of any Primary Mortgage Insurance Policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement. Until all amounts distributable in respect of the Certificates have been distributed in full and the Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or its Custodian, if any, as directed by the Trustee) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement. The Servicer shall promptly deliver or cause to be delivered to the Trustee (or the Custodian, as directed by the Trustee), upon the execution or receipt thereof the originals of any Primary Mortgage Insurance Policies, any certificates of renewal, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Servicer from time to time.

Section 3.13     Realization Upon Defaulted Mortgage Loans. The Servicer shall use its reasonable efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account and the requirements of the Fannie Mae Guide, to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. In determining the delinquency status of any Mortgage Loan, the Servicer will use Delinquency Recognition Policies as described to and approved by the Depositor, and shall revise these policies as requested by the Depositor from time to time. The Servicer shall use its reasonable

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efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Depositor, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Depositor after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.02. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions as advances; provided, however, that it shall be entitled to reimbursement therefor as provided in Section 4.02. Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. Upon completion of the inspection, the Servicer shall promptly provide the Depositor and the Trustee with a written report of the environmental inspection.

Section 3.14     Compensation for the Servicer. The Servicer will be entitled to the Servicing Fee and all income and gain realized from any investment of funds in the Custodial Account, pursuant to Article IV, for the performance of its activities hereunder. Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any Prepayment Charges) shall be retained by the Servicer and shall not be deposited in the Custodial Account. The Servicer will be entitled to retain, as additional compensation, any interest incurred in connection with a Principal Prepayment in full or otherwise in excess of amounts required to be remitted to the Distribution Account (such amounts together with the amounts specified in the first sentence of this Section 3.14, the “Servicing Compensation”) and any Excess Liquidation Proceeds. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

Section 3.15      REO Property.

(a)          In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee’s capacity hereunder (and not in its individual capacity). The Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.02, whether or not such expenses and charges are actually recoverable from related Liquidation

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Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Servicer pursuant to this Section 3.15(a), the Servicer shall be entitled to reimbursement of such amounts pursuant to Section 4.02. If the Servicer has knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a one (1) mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Servicer, the Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed, including in accordance with the REMIC Provisions and in a manner that does not result in a tax on “net income from foreclosure property” (unless such result would maximize the Trust Fund’s after-tax return on such property) or cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code. Each disposition of REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Certificateholders. The Servicer shall deposit all funds collected and received in connection with the operation of any REO Property in the Custodial Account pursuant to Section 4.01.

Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of “Cash Liquidation” or “REO Disposition,” as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.

(b)           If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related

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Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a Curtailment of the related Mortgage Loan.

(c)          If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of the applicable REMIC as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on “prohibited transactions” as defined in Section 860F of the Code or cause the applicable REMIC to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 4.02. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

Section 3.16      Annual Statement as to Compliance; Annual Certification.

(a)          The Servicer and the Trustee shall deliver to the Depositor, not later than March 15 of each calendar year beginning in 2007, an Officer's Certificate (an “Annual Statement of Compliance”) stating, as to each signatory thereof, that (i) a review of the activities of each such party during the preceding calendar year and of its performance under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer's knowledge, based on such review, each such party has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status of cure provisions thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer or Subcontractor, the Servicer shall cause such subservicer or subcontractor to deliver a similar Annual Statement of Compliance by that subservicer or subcontractor to the Depositor and the Trustee as described above as and when required with respect to the Trustee.

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(b)          With respect to the Mortgage Loans, by March 15th of each calendar year beginning in 2007, an officer of the Servicer shall execute and deliver an officer’s certificate (an “Annual Certification”) to the Depositor for the benefit of the Depositor and the Depositor's affiliates and the officers, directors and agents of the Depositor and the Depositor’s affiliates, in the form attached hereto as Exhibit S. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer or Subcontractor, the Servicer shall deliver an Annual Certification of the Subservicer as described above as to each Subservicer as and when required with respect to the Servicer.

(c)          Failure of the Servicer to comply with this Section 3.16 (including with respect to the timeframes required in this Section) shall be deemed an Event of Default, and the Trustee, at the direction of the Depositor, shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. Failure of the Trustee to comply with this Section 3.16 (including with respect to the timeframes required in this Section) which failure results in a failure to timely file the Form 10-K shall be deemed a default which may result in the termination of the Trustee pursuant to Section 9.08 of this Agreement and the Depositor may, in addition to whatever rights the Depositor may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Trustee under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Trustee for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

Section 3.17     Assessments of Compliance and Attestation Reports. The Servicer shall service and administer the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria. Pursuant to Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, the Servicer, the Trustee and the Custodian (each, an “Attesting Party”) shall deliver to the Trustee, the Servicer and the Depositor on or before March 15th of each calendar year beginning in 2007, a report regarding such Attesting Party’s assessment of compliance (an “Assessment of Compliance”) with the Servicing Criteria during the preceding calendar year. The Assessment of Compliance, as set forth in Regulation AB, must contain the following:

(a)          A statement by an authorized officer of such Attesting Party of its authority and its responsibility for assessing compliance with the Servicing Criteria applicable to the related Attesting Party;

(b)          A statement by such officer that such Attesting Party used the Servicing Criteria attached as Exhibit S hereto, and which will also be attached to the Assessment of Compliance, to assess compliance with the Servicing Criteria applicable to the related Attesting Party;

(c)          An assessment by such officer of the related Attesting Party’s compliance with the applicable Servicing Criteria for the period consisting of the preceding calendar year, including disclosure of any material instance of noncompliance with respect thereto

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during such period, which assessment shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving the related Attesting Party, that are backed by the same asset type as the Mortgage Loans;

(d)          A statement that a registered public accounting firm has issued an attestation report on the related Attesting Party’s Assessment of Compliance for the period consisting of the preceding calendar year; and

(e)          A statement as to which of the Servicing Criteria, if any, are not applicable to such Attesting Party, which statement shall be based on the activities such Attesting Party performs with respect to asset-backed securities transactions taken as a whole involving such Attesting Party, that are backed by the same asset type as the Mortgage Loans.

Such report at a minimum shall address each of the Servicing Criteria specified on Exhibit S hereto that are indicated as applicable to the related Attesting Party.

On or before March 15th of each calendar year beginning in 2007, each Attesting Party shall furnish to the Servicer, the Depositor and the Trustee a report (an “Attestation Report”) by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the related Attesting Party, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

The Servicer shall cause any subservicer and each subcontractor determined by it to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, to deliver to the Trustee, the Servicer and the Depositor an Assessment of Compliance and Attestation Report as and when provided above along with an indication of what Servicing Criteria are addressed in such assessment.

The Trustee shall confirm that each of the Assessments of Compliance delivered to it, taken as a whole, address all of the Servicing Criteria and taken individually address the Servicing Criteria for each party as set forth on Exhibit S and notify the Depositor of any exceptions. Notwithstanding the foregoing, as to any Subcontractor, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

Failure of the Servicer to comply with this Section 3.17 (including with respect to the timeframes required in this Section) shall be deemed an Event of Default, and the Trustee at the direction of the Depositor shall, in addition to whatever rights the Trustee may have under this Agreement and at law or equity or to damages, including injunctive relief and specific performance, upon notice immediately terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same. This paragraph shall supercede any other provision in this Agreement or any other agreement to the contrary.

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The Trustee shall also provide an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit S hereto which are indicated as applicable to the “trustee.” In addition, the Trustee shall cause the Custodian to deliver to the Trustee and the Depositor an Assessment of Compliance and Attestation Report, as and when provided above, which shall at a minimum address each of the Servicing Criteria specified on Exhibit S hereto which are indicated as applicable to a “custodian.” Notwithstanding the foregoing, as to the Trustee and any Custodian, an Assessment of Compliance is not required to be delivered unless it is required as part of a Form 10-K with respect to the Trust Fund.

Section 3.18     Reports Filed with Securities and Exchange Commission.

(a)          (i) Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (“EDGAR”), a Distribution Report on Form 10-D, signed by the Servicer, with a copy of the Monthly Statement to be furnished by the Trustee to the Certificateholders for such Distribution Date and detailing all data elements specified in Item 1121(a) of Regulation AB; provided that the Trustee shall have received no later than five (5) calendar days after the related Distribution Date, all information required to be provided to the Trustee as described in clause (a)(iv) below. Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit Q to the Trustee and the Depositor and approved by the Depositor, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure absent such reporting (other than with respect to when it is the reporting party as set forth in Exhibit Q) or prepare any Additional Form 10-D Disclosure absent such reporting and approval.

(ii)        (A) Within five (5) calendar days after the related Distribution Date, (i) the parties set forth in Exhibit Q shall be required to provide, pursuant to section 3.18(a)(v) below, to the Trustee and the Depositor, to the extent known, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Trustee and the Depositor and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor will be responsible for any reasonable fees and out-of-pocket expenses incurred by the Trustee in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section.

(B) After preparing the Form 10-D, the Trustee shall forward electronically a draft copy of the Form 10-D to the Servicer, and in the case that such Form 10-D contains Additional Form 10-D Disclosure, to the Servicer and the Depositor, for review. No later than two (2) Business Days prior to the 15th calendar day after the related Distribution Date, a senior officer of the Servicer in charge of the servicing function shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Trustee. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section 3.18(a)(vi). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Trustee will make available on its internet website identified in Section 6.04 a

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final executed copy of each Form 10-D. The signing party at the Servicer can be contacted at 972-444-2828. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under Sections 3.16(a)(i) and (vi) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections. The Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(iii)       (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), the Trustee shall prepare and file, at the direction of the Depositor, on behalf of the Trust, any Form 8-K, as required by the Exchange Act; provided that, the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit Q to the Trustee and the Depositor and approved by the Depositor, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 8-K Disclosure absent such reporting (other than with respect to when it is the reporting party as set forth in Exhibit Q) or prepare any Additional Form 8-K Disclosure absent such reporting and approval.

(B) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than 5:00 p.m. New York City time on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth in Exhibit Q shall be required pursuant to Section 3.16(a)(v) below to provide to the Trustee and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Trustee and the Depositor and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Depositor will be responsible for any reasonable fees and out-of-pocket expenses incurred by the Trustee in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this Section.

(C) After preparing the Form 8-K, the Trustee shall forward electronically a draft copy of the Form 8-K to the Depositor and the Servicer for review. No later than 12:00 p.m. New York City time on the 4th Business Day after the Reportable Event, a senior officer of the Servicer shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Trustee. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.16(a)(vi). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Trustee will make available on its internet website, identified in Section 6.04, a final executed copy of each Form 8-K. The signing party at the Servicer can be contacted at 972-444-2828. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 3.18(a)(iii) related to the timely

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preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.18(a)(iii). The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(iv)       (A)   Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Trustee shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable timeframes set forth in this Agreement, (I) an annual compliance statement for the Servicer and any Subservicer, as described under Section 3.16, (II)(A) the annual reports on assessment of compliance with Servicing Criteria for the Servicer, each Subservicer and Subcontractor participating in the Servicing Function, the Trustee and the Custodian, as described under Section 3.17, and (B) if the Servicer’s, the Trustee’s or the Custodian’s report on assessment of compliance with servicing criteria described under Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if the Servicer’s, the Trustee’s or the Custodian’s report on assessment of compliance with Servicing Criteria described under Section 3.17 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (III)(A) the registered public accounting firm attestation report for the Servicer, the Trustee and the Custodian, as described under Section 3.17, and (B) if any registered public accounting firm attestation report described under Section 3.17 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (IV) a Sarbanes-Oxley Certification (“Sarbanes-Oxley Certification”) as described in this Section 3.18(a)(iv)(D) below. Any disclosure or information in addition to (I) through (IV) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be, pursuant to the paragraph immediately below, reported by the parties set forth on Exhibit Q to the Trustee and the Depositor and approved by the Depositor, and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure absent such reporting (other than with respect to when it is the reporting party as set forth in Exhibit Q) or prepare any Additional Form 10-K Disclosure absent such reporting and approval.

(B) No later than March 15th of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (i) the parties set forth in Exhibit Q shall be required to provide pursuant to Section 3.18(a)(v) below to the Trustee and the Depositor, to the extent known, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Trustee and the Depositor and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor will approve, as to

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form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.

(C) After preparing the Form 10-K, the Trustee shall forward electronically a draft copy of the Form 10-K to the Depositor and the Servicer for review. No later than 12:00 p.m. New York City time on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer of the Servicer shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Trustee. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section 3.18(a)(vi). Promptly (but no later than one (1) Business Day) after filing with the Commission, the Trustee will make available on its internet website identified in Section 6.04 a final executed copy of each Form 10-K. The signing party at the Servicer can be contacted at 972-444-2828. The parties to this Agreement acknowledge that the performance by the Trustee of its duties under Sections 3.18(a)(iv) related to the timely preparation and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under such Sections, Section 3.16 and Section 3.17. The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct. Subject to the foregoing, the Trustee has no duty under this Agreement to monitor or enforce the performance by the other parties listed on Exhibit Q of their duties under this paragraph or to proactively solicit or procure from such parties any Additional Form 10-K Disclosure information.

(D) Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”) required to be included therewith pursuant to the Sarbanes-Oxley Act. The Trustee shall, and the Servicer shall cause any subservicer or subcontractor engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 10 of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit P, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely. The senior officer of the Servicer shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted at 972-444-2828.

(v)         With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the “Additional Disclosure”) relating to the Trust Fund in the form attached hereto as Exhibit R, the Trustee’s obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit Q as the responsible party for providing that information, if other than the Trustee, as and when required as described in Section 3.16(a)(i) through (iv) above. Each of the Servicer, Sponsor, and Depositor hereby agree to notify and provide to the extent known to the Trustee and the Depositor all Additional

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Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit Q as the responsible party for providing that information. Within five Business Days of each Distribution Date of each year that the Trust is subject to the Exchange Act reporting requirements, the Depositor shall make available to the Trustee the related Significance Estimate and the Trustee shall use such information to calculate the related Significance Percentage. If the Significance Percentage meets either of the threshold levels detailed in Item 1115(b)(1) or 1115(b)(2) of Regulation AB, the Trustee shall deliver written notification to the Depositor to that effect. The Servicer shall be responsible for determining the pool concentration applicable to any subservicer or originator at any time.

(vi)       (A) On or prior to January 30 of the first year in which the Trustee is able to do so under applicable law, the Trustee shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

(B) In the event that the Trustee is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trustee will immediately notify the Depositor and the Servicer. In the case of Form 10-D and 10-K, the Depositor, Servicer and Trustee will cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Trustee will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the Trustee will notify the Depositor and the Servicer and such parties will cooperate to prepare any necessary 8-KA, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer of the Servicer. The Depositor and Servicer acknowledge that the performance by the Trustee of its duties under this Section 3.16(a)(vi) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Servicer and the Depositor timely performing their duties under this Section. The Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Trustee’s inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement, the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Trustee shall have no responsibility to file any items other than those specified in this Section 3.18; provided, however, the Trustee will cooperate with the Depositor in connection with any additional filings with respect to the Trust Fund as the Depositor deems necessary under the Exchange Act. Copies of all reports filed by the Trustee under the Exchange Act shall be sent to: the Depositor c/o Bear, Stearns & Co. Inc., Attn: Managing Director Analysis and Control, One Metrotech Center North, Brooklyn, New

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York 11202-3859. Fees and expenses incurred by the Trustee in connection with this Section 3.18 shall not be reimbursable from the Trust Fund.

(b)          In connection with the filing of any Form 10-K hereunder, the Trustee shall sign a certification (a “Form of Back-Up Certification for Form 10-K Certificate,” substantially in the form attached hereto as Exhibit P) for the Depositor regarding certain aspects of the Form 10-K certification signed by the Servicer, provided, however, that the Trustee shall not be required to undertake an analysis of any accountant’s report attached as an exhibit to the Form 10-K.

(c)          The Trustee shall indemnify and hold harmless the Depositor and the Servicer and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trustee’s obligations under Section 3.17 and Section 3.18 or the Trustee’s negligence, bad faith or willful misconduct in connection therewith.

The Depositor shall indemnify and hold harmless the Trustee and the Servicer and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Depositor under Section 3.16, Section 3.17 and Section 3.18 or the Depositor’s negligence, bad faith or willful misconduct in connection therewith.

The Servicer shall indemnify and hold harmless the Trustee and the Depositor and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the obligations of the Servicer under this Section 3.18 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

If the indemnification provided for herein is unavailable or insufficient to hold harmless the Trustee, the Depositor or the Servicer, as applicable, then the defaulting party, in connection with a breach of its respective obligations under this Section 3.18 or its respective negligence, bad faith or willful misconduct in connection therewith, agrees that it shall contribute to the amount paid or payable by the other parties as a result of the losses, claims, damages or liabilities of the other party in such proportion as is appropriate to reflect the relative fault and the relative benefit of the respective parties.

(d)          Nothing shall be construed from the foregoing subsections (a), (b) and (c) to require the Trustee or any officer, director or Affiliate thereof to sign any Form 10-K or any certification contained therein. Furthermore, the inability of the Trustee to file a Form 10-K as a result of the lack of required information as set forth in Section 3.16(a) or required signatures on such Form 10-K or any certification contained therein shall not be regarded as a breach by the Trustee of any obligation under this Agreement.

(e)          Notwithstanding the provisions of Section 11.02, this Section 3.18 may be amended without the consent of the Certificateholders.

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Section 3.19      UCC. The Depositor shall inform the Trustee in writing of any Uniform Commercial Code financing statements that were filed on the Closing Date in connection with the Trust with stamped recorded copies of such financing statements to be delivered to the Trustee promptly upon receipt by the Depositor. The Trustee agrees to monitor and notify the Depositor if any continuation statements for such Uniform Commercial Code financing statements need to be filed. If directed by the Depositor in writing, the Trustee will file any such continuation statements solely at the expense of the Depositor. The Depositor shall file any financing statements or amendments thereto required by any change in the Uniform Commercial Code.

Section 3.20     Optional Purchase of Defaulted Mortgage Loans.

(a)          With respect to any Mortgage Loan which as of the first day of a Fiscal Quarter is delinquent in payment by 90 days or more or is an REO Property, the Company shall have the right to purchase such Mortgage Loan from the Trust at a price equal to the Repurchase Price; provided however (i) that such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such purchase and (ii) this purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of the related Fiscal Quarter. This purchase option, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day of the related Fiscal Quarter.

(b)          If at any time the Company deposits, or remits to the Servicer (to the extent it is not the Servicer) for deposit, in the Custodial Account the amount of the Repurchase Price for a Mortgage Loan and the Company provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Custodial Account, then the Trustee shall execute the assignment of such Mortgage Loan to the Company at the request of the Company without recourse, representation or warranty and the Company shall succeed to all of the Trustee’s right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Company will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

Section 3.21     Books and Records.

(a) The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Servicer’s computer system to clearly reflect the ownership of the Mortgage Loans by the Trust. In particular, the Servicer shall maintain in its possession, available for inspection by the Trustee and shall deliver to the Trustee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of

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recreating original documents, including, but not limited to, optical imagery techniques so long as the Servicer complies with the requirements of Accepted Servicing Practices.

(b) The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Trustee the related servicing file during the time such Mortgage Loan is subject to this Agreement and thereafter in accordance with applicable law.

(c) Payments on the Mortgage Loans, including any payoffs, made in accordance with the related Mortgage File will be entered in the Servicer’s set of books and records no more than two Business Days after receipt and identification, and allocated to principal or interest as specified in the related Mortgage File.

Section 3.22     Intention of the Parties and Interpretation.

Each of the parties acknowledges and agrees that the purpose of Sections 3.16, 3.17 and 3.18 of this Agreement is to facilitate compliance by the Sponsor, the Trustee and the Depositor with the provisions of Regulation AB. Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified in writing, as agreed to and executed by the parties hereot, as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply with reasonable requests made by the Sponsor, the Trustee or the Depositor for delivery of additional or different information as the Sponsor, the Trustee or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

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ARTICLE IV

ACCOUNTS

Section 4.01     Custodial Account. (a) The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts held in trust for the Certificateholders. Each Custodial Account shall be an Eligible Account. The Custodial Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Servicer.

Within two Business Days of receipt, except as otherwise specifically provided herein, the Servicer shall deposit or cause to be deposited the following payments and collections remitted by subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on such Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

(i)           Scheduled Payments on the Mortgage Loans received or any related portion thereof advanced by the Servicer which were due during or before the related Due Period, net of the amount thereof comprising the Servicing Fee;

(ii)          Full Principal Prepayments and any Liquidation Proceeds received by the Servicer with respect to the Mortgage Loans in the related Prepayment Period (or, in the case of Subsequent Recoveries, during the related Due Period), with interest to the date of prepayment or liquidation, net of the amount thereof comprising the Servicing Fee;

(iii)         Partial Principal Prepayments received by the Servicer for the Mortgage Loans in the related Prepayment Period;

(iv)          Any Monthly Advance and any Compensating Interest Payments;

(v)          Any Insurance Proceeds or Net Liquidation Proceeds received by or on behalf of the Servicer;

(vi)         The Repurchase Price with respect to any Mortgage Loans purchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or Sections 2.02 or 2.03 hereof, any amounts which are to be treated pursuant to Section 2.04 of this Agreement as the payment of a Repurchase Price in connection with the tender of a Substitute Mortgage Loan by the Sponsor, the Repurchase Price with respect to any Mortgage Loans purchased pursuant to Section 3.20, and all proceeds of any Mortgage Loans or property acquired with respect thereto repurchased by the Depositor or its designee pursuant to Section 10.01;

(vii)       Any amounts required to be deposited with respect to losses on investments of deposits in an Account;

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(viii)      Any amounts received by the Servicer in connection with any Prepayment Charge on the Prepayment Charge Loans; and

(ix)         Any other amounts received by or on behalf of the Servicer and required to be deposited in the Custodial Account pursuant to this Agreement.

(b)          All amounts deposited to the Custodial Account shall be held by the Servicer in the name of the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement. The requirements for crediting the Custodial Account or the Distribution Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of (i) late payment charges or assumption, tax service, statement account or payoff, substitution, satisfaction, release and other like fees and charges and (ii) the items enumerated in Sections 4.04(a)(i) through (iv) and (vi) through (xi) with respect to the Trustee and the Servicer, need not be credited by the Servicer to the Distribution Account or the Custodial Account, as applicable. Amounts received by the Servicer in connection with Prepayment Charges on the Prepayment Charge Loans shall be remitted by the Servicer to the Trustee and deposited by the Trustee into the Class XP Reserve Account upon receipt thereof. In the event that the Servicer shall deposit or cause to be deposited to the Distribution Account any amount not required to be credited thereto, the Trustee, upon receipt of a written request therefor signed by a Servicing Officer of the Servicer, shall promptly transfer such amount to the Servicer, any provision herein to the contrary notwithstanding.

(c)          The amount at any time credited to the Custodial Account may be invested, in the name of the Trustee, or its nominee, for the benefit of the Certificateholders, in Permitted Investments as directed by the Servicer. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Account Deposit Date. Any and all investment earnings on amounts on deposit in the Custodial Account from time to time shall be for the account of the Servicer. The Servicer from time to time shall be permitted to withdraw or receive distribution of any and all investment earnings from the Custodial Account. The risk of loss of moneys required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer shall deposit the amount of any such loss in the Custodial Account within two Business Days of receipt of notification of such loss but not later than the second Business Day prior to the Distribution Date on which the moneys so invested are required to be distributed to the Certificateholders.

Section 4.02      Permitted Withdrawals and Transfers from the Custodial Account. (a) The Servicer will, from time to time on demand of the Trustee, make or cause to be made such withdrawals or transfers from the Custodial Account as the Servicer has designated for such transfer or withdrawal pursuant to this Agreement. The Servicer may clear and terminate the Custodial Account pursuant to Section 10.01 and remove amounts from time to time deposited in error.

(b)          On an ongoing basis, the Servicer shall withdraw from the Custodial Account (i) any expenses recoverable by the Trustee, the Servicer or the Custodian pursuant to

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Sections 3.03, 7.04 and 9.05 and (ii) any amounts payable to the Servicer as set forth in Section 3.14.

(c)          In addition, on or before each Distribution Account Deposit Date, the Servicer shall deposit in the Distribution Account (or remit to the Trustee for deposit therein) any Monthly Advances required to be made by the Servicer with respect to the Mortgage Loans.

(d)          No later than 3:00 p.m. New York time on each Distribution Account Deposit Date, the Servicer will transfer all Available Funds on deposit in the Custodial Account with respect to the related Distribution Date to the Trustee for deposit in the Distribution Account.

(e)          With respect to any remittance received by the Trustee after the Distribution Account Deposit Date on which such payment was due, the Servicer shall pay to the Trustee interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change of the Prime Rate, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be remitted to the Trustee by the Servicer on the date such late payment is made and shall cover the period commencing with such Distribution Account Deposit Date and ending with the Business Day on which such payment is made, both inclusive. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

Section 4.03     Distribution Account. (a) The Trustee shall establish and maintain in the name of the Trustee, for the benefit of the Certificateholders, the Distribution Account as a segregated trust account or accounts. The Trustee shall deposit into the Distribution Account all amounts in respect to Available Funds received by it from the Servicer.

(b)          All amounts deposited to the Distribution Account shall be held by the Trustee in trust for the benefit of the Certificateholders in accordance with the terms and provisions of this Agreement.

(c)          The Distribution Account shall constitute a trust account of the Trust Fund segregated on the books of the Trustee and held by the Trustee in trust in its Corporate Trust Office, and the Distribution Account and the funds deposited therein shall not be subject to, and shall be protected from, all claims, liens, and encumbrances of any creditors or depositors of the Trustee (whether made directly, or indirectly through a liquidator or receiver of the Trustee). The Distribution Account shall be an Eligible Account. The amount at any time credited to the Distribution Account may be invested in the name of the Trustee in Permitted Investments selected by the Trustee. All Permitted Investments shall mature or be subject to redemption or withdrawal on or before, and shall be held until, the next succeeding Distribution Date if the obligor for such Permitted Investment is the Trustee or, if such obligor is any other Person, the Business Day preceding such Distribution Date. All investment earnings on amounts on deposit in the Distribution Account or benefit from funds uninvested therein from time to time shall be for the account of the Trustee. The Trustee shall be permitted to withdraw or receive distribution of any and all investment earnings from the Distribution Account on each Distribution Date. If there is any loss on a Permitted Investment, the Trustee shall deposit the amount of such loss for deposit in the

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Distribution Account. With respect to the Distribution Account and the funds deposited therein, the Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. § 92a(e), and applicable regulations pursuant thereto, if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

Section 4.04    Permitted Withdrawals and Transfers from the Distribution Account. (a) The Trustee will, from time to time on demand of the Servicer, make or cause to be made such withdrawals or transfers from the Distribution Account as the Servicer has designated for such transfer or withdrawal pursuant to this Agreement or as the Trustee deems necessary for the following purposes (limited in the case of amounts due the Servicer to those not withdrawn from the Custodial Account in accordance with the terms of this Agreement):

(i)           to reimburse itself or the Servicer for any Monthly Advance of its own funds, the right of the Trustee or the Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan with respect to which such Monthly Advance was made;

(ii)          to reimburse the Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

(iii)        to reimburse the Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (x) of this Section 4.04(a) to the Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

(iv)         to pay the Servicer, from Liquidation Proceeds or Insurance Proceeds received in connection with the liquidation of any Mortgage Loan, the amount which the Servicer would have been entitled to receive under clause (ix) of this Section 4.04(a) as servicing compensation on account of each defaulted scheduled payment on such Mortgage Loan if paid in a timely manner by the related Mortgagor;

(v)          to pay the Servicer from the Repurchase Price for any Mortgage Loan, the amount which the Servicer would have been entitled to receive under clause (ix) of this Section 4.04(a) as servicing compensation;

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(vi)         to reimburse the Servicer for advances of funds (other than Monthly Advances) made with respect to the Mortgage Loans, and the right to reimbursement pursuant to this clause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

(vii)       to reimburse the Trustee or the Servicer for any Nonrecoverable Advance that has not been reimbursed pursuant to clauses (i) and (vi);

(viii)         to pay the Servicer as set forth in Section 3.14;

(ix)         to reimburse the Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to Sections 3.03, 7.04(c) and (d);

(x)          to pay to the Servicer, as additional servicing compensation, any Excess Liquidation Proceeds;

(xi)         to reimburse the Trustee or the Custodian for expenses, costs and liabilities incurred by or reimbursable to it pursuant to this Agreement;

(xii)         to remove amounts deposited in error; and

(xiii)         to clear and terminate the Distribution Account pursuant to Section 10.01.

(b)          The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis and shall provide a copy to the Trustee, for the purpose of accounting for any reimbursement from the Distribution Account pursuant to clauses (i) through (vi) and (vii) or with respect to any such amounts which would have been covered by such clauses had the amounts not been retained by the Servicer without being deposited in the Distribution Account under Section 4.01(b).

(c)          On each Distribution Date, the Trustee shall distribute the Available Funds to the extent on deposit in the Distribution Account to the Holders of the related Certificates in accordance with Section 6.01.

Section 4.05    Reserved.

Section 4.06    Statements to the Trustee

The Servicer shall furnish to the Trustee an individual Mortgage Loan accounting report (a "Report"), as of the last Business Day of each month, in the Servicer's assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, such Report shall be received by the Trustee no later than the 10th calendar day of the month of the related Distribution Date (or March 14, 2006, in the case of the initial Report) a report in an Excel (or compatible) electronic format (that can be downloaded into a Sybase database), in such format as may be mutually agreed upon by both the Trustee and the Servicer, and in hard copy, which Report shall contain the following:

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(i)   with respect to each Monthly Payment received or advanced during the related Due Period, the amount of such remittance allocable to interest and to principal; the amount of Principal Prepayments and prepayment penalties received during the related Prepayment Period;

(ii)   the amount of Servicing Compensation received by the Servicer during the prior Due Period;

(iii)  the aggregate Stated Principal Balance of the Mortgage Loans;

(iv)  the number and aggregate outstanding principal balances of Mortgage Loans (a) Delinquent (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired; and

(v)   such other data as may reasonably be required by the Trustee in order to make distributions to the Certificateholders on such Distribution Date.

The Servicer shall also provide with each such Report a trial balance, sorted in the Trustee's assigned loan number order, and such other loan level information as described on Exhibits K and L, in electronic tape form.

The Servicer shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to the Trustee pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Trustee with such information concerning the Mortgage Loans as is necessary for the Trustee to prepare the Trust’s income tax returns as the Trustee may reasonably request from time to time.

Section 4.07     Reserved

Section 4.08     Reserved

Section 4.09     Class XP Reserve Account. (a) The Paying Agent shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled “Reserve Account, Wells Fargo Bank, National Association, as Trustee for the benefit of holders of Bear Stearns Asset Backed Securities I LLC, GreenPoint Mortgage Funding Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1, Class XP”. Funds on deposit in the Class XP Reserve Account shall be held in trust by the Trustee for the holder of the Class XP Certificates. The Class XP Reserve Account will not represent an interest in any REMIC.

(b)          Any amount on deposit in the Class XP Reserve Account shall be held uninvested. On the Business Day prior to each Distribution Date, the Trustee shall withdraw the amount then on deposit in the Class XP Reserve Account and deposit such amount into the Distribution Account to be distributed to the Holders of the Class XP Certificates in accordance with Section 6.01(f). In addition, on the earlier of (x) the Business Day prior to the Distribution Date on which all the assets of the Trust Fund are repurchased as described in Section 10.01(a), and (y) the Business Day prior to the Distribution Date occurring in March 2012, the Trustee shall withdraw the amount on deposit in the Class XP Reserve Account and deposit such amount

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into the Distribution Account and pay such amount to the Class XP Certificates in accordance with Section 6.01(f), and following such withdrawal the Class XP Reserve Account shall be closed.

Section 4.10     Final Maturity Reserve Account.

No later than the Closing Date, the Paying Agent shall establish and maintain in the name of the Holders of the Senior and Subordinate Certificates, the Final Maturity Reserve Account as a segregated trust account. The Paying Agent shall keep records that accurately reflect the funds on deposit in the Final Maturity Reserve Account.

If, on the Distribution Date occurring in February, 2013, or on any Distribution Date thereafter, any Offered Certificates are outstanding and the aggregate Stated Principal Balance of the Mortgage Loans with original terms to maturity in excess of 30 years is

(i)	greater than or equal to the applicable scheduled amount for such Distribution Date set forth in column 2 of Schedule C hereto, but less than column 1 thereto, or
(ii)	greater than or equal to the applicable scheduled amount for such Distribution Date set forth in column 1 of Schedule C hereto,

then the Trustee shall deposit into the Final Maturity Reserve Account, from Interest Funds with respect to such Distribution Date, the Coupon Strip for such Distribution Date, in accordance with the payment priority set forth in Section 6.01(a)(first).

If, on any Distribution Date occurring after the Distribution Date in February, 2013, any amounts on deposit in the Final Maturity Reserve Account exceed the lesser of (i) the aggregate

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Current Principal Amount of the Class A and Class B Certificates as of such date, and (ii) the aggregate Stated Principal Balance of the Mortgage Loans with original terms to maturity in excess of 30 years as of such date, an amount equal to such excess shall be shall be distributed by the Trustee to the Class B-IO Certificates on such Distribution Date as a part of the Class B-IO Distribution Amount.

On the earlier of the Distribution Date in occurring in February 2013 and the Distribution Date on which the final distribution of payments from the Mortgage Loans and the other assets in the trust is expected to be made, funds on deposit in the Final Maturity Reserve Account will be distributed to the Certificates in the following order of priority:

first, to the Class A Certificates, pro rata in accordance with their outstanding Current Principal Amounts, until the Current Principal Amount of each such Class is reduced to zero;

second, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, sequentially, in that order, until the Current Principal Amount of each such Class is reduced to zero, after giving effect to principal distributions on such Distribution Date;

third, to each class of Senior and Subordinate Certificates, any Current Interest and Interest Carry Forward Amount for each such Class remaining unpaid after giving effect to distributions of Interest Funds on such Distribution Date in accordance with the payment priorities set forth in Section 6.01(a);

fourth, to each class of Senior and Subordinate Certificates, any Basis Risk Shortfall Carry Forward Amount for each such class remaining unpaid after giving effect to the distributions on such Distribution Date in accordance with payment priorities set forth in Sections 6.01(a); and

(v)	fifth, to the Class B-IO Certificates, any remaining amount.

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ARTICLE V

CERTIFICATES

Section 5.01     Certificates. (a) The Depository, the Depositor and the Trustee have entered into a Depository Agreement dated as of the Closing Date (the “Depository Agreement”). Except for the Residual Certificates, the Private Certificates and the Individual Certificates and as provided in Section 5.01(b), the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository as representative of such Certificate Owners of the respective Class of Certificates for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

The Residual Certificates and the Private Certificates are initially Physical Certificates. If at any time the Holders of all of the Certificates of one or more such Classes request that the Trustee cause such Class to become Global Certificates, the Trustee and the Depositor will take such action as may be reasonably required to cause the Depository to accept such Class or Classes for trading if it may legally be so traded.

All transfers by Certificate Owners of such respective Classes of Book-Entry Certificates and any Global Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

(b)          If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor within 30 days or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the definitive Certificates.

In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a definitive Certificate evidencing such Certificate Owner’s interest in the related Class of Certificates. In order to make such

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request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Trustee to exchange or cause the exchange of the Certificate Owner’s interest in such Class of Certificates for an equivalent interest in fully registered definitive form. Upon receipt by the Trustee of instructions from the Depository directing the Trustee to effect such exchange (such instructions to contain information regarding the Class of Certificates and the Current Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the definitive Certificate, and any other information reasonably required by the Trustee), (i) the Trustee shall instruct the Depository to reduce the related Depository Participant’s account by the aggregate Current Principal Balance of the definitive Certificate, (ii) the Trustee shall execute and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner’s interest in such Class of Certificates and (iii) the Trustee shall execute a new Book-Entry Certificate reflecting the reduction in the aggregate Current Principal Balance of such Class of Certificates by the amount of the definitive Certificates.

Neither the Depositor nor the Trustee shall be liable for any delay in the delivery of any instructions required pursuant to this Section 5.01(b) and may conclusively rely on, and shall be protected in relying on, such instructions.

(c)          (i)  As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC I.” Component I of the Class R Certificates will represent the sole Class of “residual interests” in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, pass-through rate (the “Uncertificated Pass-Through Rate”) and initial Uncertificated Principal Balance for each of the “regular interests” in REMIC I (the “REMIC I Regular Interests”). The “latest possible maturity date” (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the Final Maturity Date. None of the REMIC I Regular Interests will be certificated. The REMIC I Regular Interests and Component I of the Class R Certificates will have the following designations, initial balances and pass-through rates:

Designation s	Uncertificated REMIC I Pass-Through Rate	Initial Uncertificated Principal Balance	Final Maturity Date*
LT1	Variable(1)	$1,299,060,307.99	February 25, 2036
LT2	Variable(1)	$43,921.54	February 25, 2036
LT3	0.00%	$86,006.08	February 25, 2036
LT4	Variable(1)	$86,006.08	February 25, 2036
Component I of the Class R Certificates	(2)	$0	February 25, 2036
*	The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan matures.

(1)	Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.
(2)	Component I of the Class R Cerficates will not bear interest.

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(ii)          As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC II.” Component II of the Class R Certificates will represent the sole class of “residual interests” in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Uncertificated REMIC II Pass-Through Rate (which is also the Pass-Through Rate for the Class of Certificates bearing the same designation) and initial principal amount or Uncertificated Principal Balance for each of the “regular interests” in REMIC II (the “REMIC II Regular Interests”) and the designation and initial principal amount of the Class R Certificates allocable to Component II of the Class R Certificates. For federal income tax purposes, payment of (i) any Basis Risk Shortfall or Basis Risk Shortfall Carry Forward Amount to any Class of Certificates, (ii) in the case of the Class A, Class M and Class B Certificates, interest accrued at a Pass-Through Rate in excess of the Modified Net Rate Cap, and (iii) any amounts to the Class XP Certificate (which shall not be treated as an interest in any REMIC, but as a pass-through interest in the Trust entitled to any prepayment penalties payable with respect to the Mortgage Loans) shall be treated as paid outside of any REMIC formed under this Agreement and shall not be part of the entitlement of the REMIC II Regular Interest the ownership of which is represented by the Class of Certificates receiving such payment. REMIC II Regular Interests B-IO-I and B-IO-P will not be certificated.

Designation	Initial Principal	Pass-Through Rate
A-1A	$399,271,000	(1)
A-1B	$300,000,000	(1)
A-2A	$264,635,000	(1)
A-2B	$85,000,000	(1)
A-3	$116,545,000	(1)
M-1	$50,672,000	(1)
M-2	$21,438,000	(1)
M-3	$7,796,000	(1)
B-1	$16,891,000	(1)
B-2	$14,942,000	(1)
B-3	$6,496,000	(1)
XP	NA	(2)
B-IO-I and B-IO-P	$15,590,241.70	(3)
Component II of the Class R Certificates	$0.00	(4)

——————————

(1)

The Class A, Class M and Class B Certificates will bear interest at a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the related Margin, (ii) 10.50% per annum and (iii) the Net Rate Cap. On any Distribution Date occurring in or after February, 2013, in which an amount is payable to the Final Maturity Reserve Fund pursuant to Section 4.10, if the Maximum Coupon Strip Rate exceeds the Coupon Strip Rate, for federal income tax purposes, each REMIC II Regular Interest, the ownership of which is represented by the Class A, Class M and Class B Certificates, will bear interest at a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus the related Margin, (ii) 10.50% per annum and (iii) the Modified Net Rate Cap. The entitlements of holders of the Class A, Class M and Class B Certificates to receive interest in excess of this modified Pass-Through Rate shall be treated as paid outside of any REMIC formed under this Agreement and shall not be part of the entitlement of the REMIC II Regular Interest the ownership of which is represented by the Class of Certificates receiving such payment, instead such amount shall be deemed to have been paid from amounts distributable in respect of the REMIC III Regular Interest B-IO.

(2)

The Class XP Certificates will not bear any interest. The Class XP Certificates will be entitled to receive Prepayment Charges collected with respect to the Prepayment Charge Loans. The Class XP Certificates will not represent an interest in any REMIC, they will instead represent an interest in the Trust constituted by this Agreement that is a strip of Prepayment Charges associated with the Prepayment Charge Loans.

(3)

The Class B-IO Certificates will bear interest at a per annum rate equal to the Class B-IO Pass-Through Rate on its Notional Amount. Amounts paid, or deemed paid, to the Class B-IO Certificates shall be deemed to first be paid to REMIC II Regular Interest B-IO-I in reduction of accrued and unpaid interest thereon until such accrued and unpaid interest shall have been reduced to zero and shall then be deemed paid to REMIC II Regular Interest B-IO-P in reduction of the principal balance thereof.

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(4)	Component II of the Class R Cerficates will not bear interest.

(iii)        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of REMIC II Regular Interests B-IO-I and B-IO-P and any proceeds thereof as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC III.” The Class R-X Certificates will represent the sole Class of “residual interests” in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Uncertificated Pass-Through Rate and initial Uncertificated Principal Balance for the single “regular interest” in REMIC III and the designation and initial principal balance of the Class R-X Certificates.

Designation	Initial Principal	Uncertificated Pass-Through Rate
B-IO	$15,590,241.70	(1)
Class R-X Certificates	$0.00	(2)

(1)

The Class B-IO Certificates will bear interest at a per annum rate equal to the Class B-IO Pass-Through Rate on its Notional Amount. The REMIC III Regular Interest will not have an Uncertificated Pass-Through Rate, but will be entitled to 100% of all amounts distributed or deemed distributed on REMIC II Regular Interests B-IO-I and B-IO-P.

(2)	The Class R-X Certificates will not bear interest.

(d)          Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date in the Trust Fund has been designated as the “latest possible maturity date” for the REMIC I Regular Interests, REMIC II Regular Interests, the REMIC III Regular Interest and the Certificates.

(e)          With respect to each Distribution Date, each Class of Certificates shall accrue interest during the related Interest Accrual Period. With respect to each Distribution Date and each Class of Class A, Class M and Class B Certificates, interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed, in each case, based upon the respective Pass-Through Rate set forth, or determined as provided, above and the Current Principal Amount of such Class applicable to such Distribution Date.

(f)           The Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6 and A-7. On original issuance, the Trustee shall sign, countersign and shall deliver them at the direction of the Depositor. Pending the preparation of definitive Certificates of any Class, the Trustee may sign and countersign temporary Certificates that are printed, lithographed or typewritten, in authorized denominations for Certificates of such Class, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office of the Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall sign and countersign and deliver in exchange

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therefor a like aggregate principal amount, in authorized denominations for such Class, of definitive Certificates of the same Class. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as definitive Certificates.

(g)          Each Class of Book-Entry Certificates will be registered as a single Certificate of such Class held by a nominee of the Depository or the DTC Custodian, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of, in the case of the Offered Certificates, $25,000 and increments of $1.00 in excess thereof, except that one Certificate of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Current Principal Amount of such Class on the Closing Date. On the Closing Date, the Trustee shall execute and countersign Physical Certificates all in an aggregate principal amount that shall equal the Current Principal Amount of such Class on the Closing Date. The Private Certificates [(other than the Residual Certificates)] shall be issued in certificated fully-registered form in minimum dollar denominations of $[25,000] and integral multiples of $[1.00] in excess thereof, except that one Private Certificate of each Class may be issued in a different amount so that the sum of the denominations of all outstanding Private Certificates of such Class shall equal the Current Principal Amount of such Class on the Closing Date. The Residual Certificates shall each be issued in certificated fully-registered form. Each Class of Global Certificates, if any, shall be issued in fully registered form in minimum dollar denominations of $50,000 and integral multiples of $1.00 in excess thereof, except that one Certificate of each Class may be in a different denomination so that the sum of the denominations of all outstanding Certificates of such Class shall equal the Current Principal Amount of such Class on the Closing Date. On the Closing Date, the Trustee shall execute and countersign (i) in the case of each Class of Offered Certificates, the Certificate in the entire Current Principal Amount of the respective Class and (ii) in the case of each Class of Private Certificates, Individual Certificates all in an aggregate principal amount that shall equal the Current Principal Amount of each such respective Class on the Closing Date. The Certificates referred to in clause (i) and if at any time there are to be Global Certificates, the Global Certificates shall be delivered by the Depositor to the Depository or pursuant to the Depository’s instructions, shall be delivered by the Depositor on behalf of the Depository to and deposited with the DTC Custodian. The Trustee shall sign the Certificates by facsimile or manual signature and countersign them by manual signature on behalf of the Trustee by one or more authorized signatories, each of whom shall be Responsible Officers of the Trustee or its agent. A Certificate bearing the manual and facsimile signatures of individuals who were the authorized signatories of the Trustee or its agent at the time of issuance shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such positions prior to the delivery of such Certificate.

(h)          No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate the manually executed countersignature of the Trustee or its agent, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their countersignature.

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(i)          The Closing Date is hereby designated as the “startup” day of each 2006-AR1 REMIC within the meaning of Section 860G(a)(9) of the Code.

(j)           For federal income tax purposes, each 2006-AR1 REMIC shall have a tax year that is a calendar year and shall report income on an accrual basis.

(k)          The Trustee on behalf of the Trust shall cause each 2006-AR1 REMIC to timely elect to be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of any Trust established hereby shall be resolved in a manner that preserves the validity of such elections.

(l)           The following legend shall be placed on the Residual Certificates, whether upon original issuance or upon issuance of any other Certificate of any such Class in exchange therefor or upon transfer thereof:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS’ COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER

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FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Section 5.02     Registration of Transfer and Exchange of Certificates. (a) The Trustee shall maintain at its Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

(b)          Subject to Section 5.01(a) and, in the case of any Global Certificate or Physical Certificate upon the satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee shall sign, countersign and shall deliver, in the name of the designated transferee or transferees, a new Certificate of a like Class and aggregate Fractional Undivided Interest, but bearing a different number.

(c)          By acceptance of a Private Certificate or a Residual Certificate, whether upon original issuance or subsequent transfer, each holder of such Certificate acknowledges the restrictions on the transfer of such Certificate set forth in the Securities Legend and agrees that it will transfer such a Certificate only as provided herein. In addition to the provisions of Section 5.02(h), the following restrictions shall apply with respect to the transfer and registration of transfer of an Private Certificate or a Residual Certificate to a transferee that takes delivery in the form of an Individual Certificate:

(i)           The Trustee shall register the transfer of an Individual Certificate if the requested transfer is being made to a transferee who has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

(ii)          The Trustee shall register the transfer of any Individual Certificate if (x) the transferor has advised the Trustee in writing that the Certificate is being transferred to an Institutional Accredited Investor along with facts surrounding the transfer as set forth in Exhibit F-1 hereto; and (y) prior to the transfer the transferee furnishes to the Trustee an Investment Letter (and the Trustee shall be fully protected in so doing), provided that, if based upon an Opinion of Counsel addressed to the Trustee to the effect that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Trustee shall as a condition of the registration of any such transfer require the transferor to furnish such other certifications, legal opinions or other information prior to registering the transfer of an Individual Certificate as shall be set forth in such Opinion of Counsel.

(d)          So long as a Global Certificate of such Class is outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in such Global Certificate, or transfers by holders of Individual Certificates of such Class to transferees that take delivery in the form of beneficial interests in the Global Certificate, may be made only in accordance with Section 5.02(h), the rules of the Depository and the following:

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(i)           In the case of a beneficial interest in the Global Certificate being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Certificate or Certificates and the Trustee shall register such transfer only upon compliance with the provisions of Section 5.02(c)(ii).

(ii)          In the case of a beneficial interest in a Class of Global Certificates being transferred to a transferee that takes delivery in the form of an Individual Certificate or Certificates of such Class, except as set forth in clause (i) above, the Trustee shall register such transfer only upon compliance with the provisions of Section 5.02(c)(i).

(iii)        In the case of an Individual Certificate of a Class being transferred to a transferee that takes delivery in the form of a beneficial interest in a Global Certificate of such Class, the Trustee shall register such transfer if the transferee has provided the Trustee with a Rule 144A Certificate or comparable evidence as to its QIB status.

(iv)         No restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in the Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class; provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB.

(e)          Subject to Section 5.02(h), an exchange of a beneficial interest in a Global Certificate of a Class for an Individual Certificate or Certificates of such Class, an exchange of an Individual Certificate or Certificates of a Class for a beneficial interest in the Global Certificate of such Class and an exchange of an Individual Certificate or Certificates of a Class for another Individual Certificate or Certificates of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Certificate of such Class, so long as such Certificate is outstanding and is held by or on behalf of the Depository) may be made only in accordance with Section 5.02(h), the rules of the Depository and the following:

(i)           A holder of a beneficial interest in a Global Certificate of a Class may at any time exchange such beneficial interest for an Individual Certificate or Certificates of such Class.

(ii)          A holder of an Individual Certificate or Certificates of a Class may exchange such Certificate or Certificates for a beneficial interest in the Global Certificate of such Class if such holder furnishes to the Trustee a Rule 144A Certificate or comparable evidence as to its QIB status.

(iii)        A holder of an Individual Certificate of a Class may exchange such Certificate for an equal aggregate principal amount of Individual Certificates of such Class in different authorized denominations without any certification.

(f)           (i)  Upon acceptance for exchange or transfer of an Individual Certificate of a Class for a beneficial interest in a Global Certificate of such Class as provided herein, the Trustee shall cancel such Individual Certificate and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Certificate (or on a continuation of

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such schedule affixed to the Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and an increase in the certificate balance of the Global Certificate equal to the certificate balance of such Individual Certificate exchanged or transferred therefor.

(ii)          Upon acceptance for exchange or transfer of a beneficial interest in a Global Certificate of a Class for an Individual Certificate of such Class as provided herein, the Trustee shall (or shall request the Depository to) endorse on the schedule affixed to such Global Certificate (or on a continuation of such schedule affixed to such Global Certificate and made a part thereof) or otherwise make in its books and records an appropriate notation evidencing the date of such exchange or transfer and a decrease in the certificate balance of such Global Certificate equal to the certificate balance of such Individual Certificate issued in exchange therefor or upon transfer thereof.

(g)          The Securities Legend shall be placed on any Individual Certificate issued in exchange for or upon transfer of another Individual Certificate or of a beneficial interest in a Global Certificate.

(h)          Subject to the restrictions on transfer and exchange set forth in this Section 5.02, the holder of any Individual Certificate may transfer or exchange the same in whole or in part (in an initial certificate balance equal to the minimum authorized denomination set forth in Section 5.01(g) or any integral multiple of $1.00 in excess thereof) by surrendering such Certificate at the Corporate Trust Office of the Trustee, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Trustee in the case of transfer and a written request for exchange in the case of exchange. The holder of a beneficial interest in a Global Certificate may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Trustee in writing of a request for transfer or exchange of such beneficial interest for an Individual Certificate or Certificates. Following a proper request for transfer or exchange, the Trustee shall, within five Business Days of such request made at the Corporate Trust Office of the Trustee, sign, countersign and deliver at the Corporate Trust Office of the Trustee, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Certificate or Certificates, as the case may require, for a like aggregate Fractional Undivided Interest and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Certificate shall not be valid unless made at the Corporate Trust Office of the Trustee by the registered holder in person, or by a duly authorized attorney-in-fact.

(i)           At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Fractional Undivided Interest, upon surrender of the Certificates to be exchanged at the Corporate Trust Office of the Trustee; provided, however, that no Certificate may be exchanged for new Certificates unless the original Fractional Undivided Interest represented by each such new Certificate (i) is at least equal to the minimum authorized denomination or (ii) is acceptable to the Depositor as indicated to the Trustee in writing. Whenever any Certificates are so

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surrendered for exchange, the Trustee shall sign and countersign and the Trustee shall deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(j)           If the Trustee so requires, every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer, with a signature guarantee, in form satisfactory to the Trustee, duly executed by the holder thereof or his or her attorney duly authorized in writing.

(k)          No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(l)           The Trustee shall cancel all Certificates surrendered for transfer or exchange but shall retain such Certificates in accordance with its standard retention policy or for such further time as is required by the record retention requirements of the Securities Exchange Act of 1934, as amended, and thereafter may destroy such Certificates.

Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates. (a) If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as it may require to save it harmless, and (iii) the Trustee has not received notice that such Certificate has been acquired by a third Person, the Trustee shall sign, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest but in each case bearing a different number. The mutilated, destroyed, lost or stolen Certificate shall thereupon be canceled of record by the Trustee and shall be of no further effect and evidence no rights.

(b)          Upon the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04     Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 6.01 and for all other purposes whatsoever. Neither the Depositor, the Trustee nor any agent of the Depositor or the Trustee shall be affected by notice to the contrary. No Certificate shall be deemed duly presented for a transfer effective on any Record Date unless the Certificate to be transferred is presented no later than the close of business on the third Business Day preceding such Record Date.

Section 5.05      Transfer Restrictions on Residual Certificates. (a) Residual Certificates, or interests therein, may not be transferred without the prior express written consent of the Tax Matters Person and the Sponsor, which cannot be unreasonably withheld. As a prerequisite to such

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consent, the proposed transferee must provide the Tax Matters Person, the Sponsor and the Trustee with an affidavit that the proposed transferee is a Permitted Transferee (and, unless the Tax Matters Person and the Sponsor consent to the transfer to a person who is not a U.S. Person, an affidavit that it is a U.S. Person) as provided in Section 5.05(b).

(b)          No transfer, sale or other disposition of a Residual Certificate (including a beneficial interest therein) may be made unless, prior to the transfer, sale or other disposition of a Residual Certificate, the proposed transferee (including the initial purchasers thereof) delivers to the Tax Matters Person, the Trustee and the Depositor an affidavit in the form attached hereto as Exhibit E stating, among other things, that as of the date of such transfer (i) such transferee is a Permitted Transferee and that (ii) such transferee is not acquiring such Residual Certificate for the account of any person who is not a Permitted Transferee. The Tax Matters Person shall not consent to a transfer of a Residual Certificate if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of a Residual Certificate to any Person who is not a Permitted Transferee, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Holder of a Residual Certificate for any purpose hereunder, including, but not limited to, the receipt of distributions thereon. If any purported transfer shall be in violation of the provisions of this Section 5.05(b), then the prior Holder thereof shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Section 5.05(b), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer. None of the Trustee, the Tax Matters Person or the Depositor shall be under any liability to any Person for any registration or transfer of a Residual Certificate that is not permitted by this Section 5.05(b) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the written affidavit referred to above was received with respect to such transfer, and the Tax Matters Person, the Trustee and the Depositor, as applicable, had no knowledge that it was untrue. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a permitted transferee under this Section 5.05(b) at the time it became a Holder all payments made on such Residual Certificate. Each Holder of a Residual Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.05(b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Tax Matters Person or the Depositor to ensure that the Residual Certificates are not transferred to any Person who is not a Permitted Transferee and that any transfer of such Residual Certificates will not cause the imposition of a tax upon the Trust or cause any REMIC to fail to qualify as a REMIC.

(c)          The Class R-X Certificates (including a beneficial interest therein) and, unless the Tax Matters Person shall have consented in writing (which consent may be withheld in the Tax Matters Person’s sole discretion), the Class R Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a United States Person.

(d)          By accepting a Residual Certificate, the purchaser thereof agrees to be a Tax Matters Person if it is the Holder of the largest percentage interest of such Certificate, and

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appoints the Trustee to act as its agent with respect to all matters concerning the tax obligations of the Trust.

Section 5.06      Restrictions on Transferability of Certificates. (a) No offer, sale, transfer or other disposition (including pledge) of any Certificate shall be made by any Holder thereof unless registered under the Securities Act, or an exemption from the registration requirements of the Securities Act and any applicable state securities or “Blue Sky” laws is available and the prospective transferee (other than the Depositor) of such Certificate signs and delivers to the Trustee an Investment Letter, if the transferee is an Institutional Accredited Investor, in the form set forth as Exhibit F-l hereto, or a Rule 144A Certificate, if the transferee is a QIB, in the form set forth as Exhibit F-2 hereto. Notwithstanding the provisions of the immediately preceding sentence, no restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in any Certificate that is a Global Certificate of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Certificate of such Class provided that each such transferee shall be deemed to have made such representations and warranties contained in the Rule 144A Certificate as are sufficient to establish that it is a QIB. In the case of a proposed transfer of any Certificate to a transferee other than a QIB, the Trustee may require an Opinion of Counsel addressed to the Trustee that such transaction is exempt from the registration requirements of the Securities Act. The cost of such opinion shall not be an expense of the Trustee or the Trust Fund.

(b)          The Private Certificates shall each bear a Securities Legend.

Section 5.07     ERISA Restrictions. (a) Subject to the provisions of subsection (b), no Residual Certificates or Private Certificates may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement (a “Plan”) that is subject to Title I of ERISA or Section 4975 of the Code, or by a person using “plan assets” of a Plan, unless the proposed transferee provides the Trustee, with an Opinion of Counsel addressed to the Servicer and the Trustee (upon which they may rely) that is satisfactory to the Trustee, which opinion will not be at the expense of the Servicer or the Trustee, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a nonexempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Servicer or the Trustee to any obligation in addition to those undertaken in this Agreement.

(b)          Unless such Person has provided an Opinion of Counsel in accordance with Section 5.07(a), any Person acquiring an interest in a Global Certificate which is a Private Certificate, by acquisition of such Certificate, shall be deemed to have represented to the Trustee, and any Person acquiring an interest in a Private Certificate in definitive form shall represent in writing to the Trustee, that it is not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, or with “plan assets” of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code.

(c)          Each beneficial owner of a Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 or Class B-3 Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of that certificate or any interest therein shall be deemed to have represented, by

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virtue of its acquisition or holding of that certificate or interest therein, that either (i) such Certificate is rated at least “BBB-” or its equivalent by Fitch, S&P or Moody’s, (ii) such beneficial owner is not a Plan or investing with “plan assets” of any Plan, or (iii) (1) it is an insurance company, (2) the source of funds used to acquire or hold the certificate or interest therein is an “insurance company general account,” as such term is defined in Prohibited Transaction Class Exemption (“PTCE”) 95-60, and (3) the conditions in Sections I and III of PTCE 95-60 have been satisfied.

(d)          Neither the Servicer nor the Trustee will be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to the Global Certificates. Any attempted or purported transfer of any Certificate in violation of the provisions of Section s (a), (b) or (c) above shall be void ab initio and such Certificate shall be considered to have been held continuously by the prior permitted Certificateholder. Any transferor of any Certificate in violation of such provisions, shall indemnify and hold harmless the Trustee and the Servicer from and against any and all liabilities, claims, costs or expenses incurred by the Trustee or the Servicer as a result of such attempted or purported transfer. The Trustee shall have no liability for transfer of any such Global Certificates in or through book-entry facilities of any Depository or between or among Depository Participants or Certificate Owners made in violation of the transfer restrictions set forth herein.

Section 5.08     Rule 144A Information. For so long as any Private Certificates are outstanding, (1) the Sponsor will provide or cause to be provided to any holder of such Private Certificates and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Sponsor shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Private Certificates conducted in accordance with Rule 144A.

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ARTICLE VI

PAYMENTS TO CERTIFICATEHOLDERS

Section 6.01      Distributions on the Certificates. (a)On each Distribution Date, an amount equal to the Interest Funds and Principal Funds for such Distribution Date shall be withdrawn by the Trustee from the Distribution Account to the extent of funds on deposit therein and distributed for such Distribution Date, in the following order of priority:

First, Interest Funds will be distributed, in the following manner and order of priority:

1.            From Interest Funds, on each Distribution Date on and after the Distribution Date in February 2013, if applicable, to the Final Maturity Reserve Account, an amount equal to the Coupon Strip for such Distribution Date;

2.            From remaining Interest Funds, to the Class A Certificates, pro rata, based on the amount of interest owed to each such Class pursuant to this clause 2, the Current Interest and then any Interest Carry Forward Amount, in each case, for each such Class for such Distribution Date;

3.            From remaining Interest Funds, to the Class M-1, the Class M-2, the Class M-3, the Class B-1, the Class B-2 and the Class B-3 Certificates, sequentially, in that order, the Current Interest for each such Class;

4.            Any Excess Spread, to the extent necessary to cause the Overcollateralization Amount to equal to the Overcollateralization Target Amount, will be the Extra Principal Distribution Amount and will be included as part of the Principal Distribution Amount and distributed in accordance with Second (A) and (B) below; and

5.            Any remaining Excess Spread will be the Remaining Excess Spread and will be applied, together with the Overcollateralization Release Amount, as Excess Cashflow pursuant to clauses Third through Fourteenth below.

On any Distribution Date, any shortfalls resulting from the application of the Relief Act and any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest Payments will be allocated as set forth in the definition of Current Interest herein.

Second, to pay as principal on the Certificates entitled to payments of principal, in the following order of priority:

(A) For each Distribution Date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect, from the Principal Funds and the Extra Principal Distribution Amount for such Distribution Date:

1.            To the Class A Certificates, on a pro rata basis, an amount equal to the Principal Distribution Amount, until the Current Principal Amount of each such Class is reduced to zero;

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2.            To the Class M-1 Certificates, any remaining Principal Distribution Amount until the Current Principal Amount thereof is reduced to zero;

3.            To the Class M-2 Certificates, any remaining Principal Distribution Amount until the Current Principal Amount thereof is reduced to zero;

4.            To the Class M-3 Certificates, any remaining Principal Distribution Amount until the Current Principal Amount thereof is reduced to zero;

5.            To the Class B-1 Certificates, any remaining Principal Distribution Amount until the Current Principal Amount thereof is reduced to zero;

6.            To the Class B-2 Certificates, any remaining Principal Distribution Amount until the Current Principal Amount thereof is reduced to zero; and

7.            To the Class B-3 Certificates, any remaining Principal Distribution Amount until the Current Principal Amount thereof is reduced to zero; and

(B) For each Distribution Date on or after the Stepdown Date, so long as a Trigger Event is not in effect, from the Principal Funds and the Extra Principal Distribution Amount for such Distribution Date:

1.            To each Class of Class A Certificates, an amount equal to the Class A Principal Distribution Amount, pro rata, based on the Current Principal Amount of each such Class immediately prior to such Distribution Date, until the Current Principal Amount of each such Class is reduced to zero;

2.            To the Class M-1 Certificates, from any remaining Principal Distribution Amount, the Class M-1 Principal Distribution Amount, until the Current Principal Amount thereof is reduced to zero;

3.            To the Class M-2 Certificates, from any remaining Principal Distribution Amount, the Class M-2 Principal Distribution Amount, until the Current Principal Amount thereof is reduced to zero;

4.            To the Class M-3 Certificates, from any remaining Principal Distribution Amount, the Class M-3 Principal Distribution Amount, until the Current Principal Amount thereof is reduced to zero;

5.            To the Class B-1 Certificates, from any remaining Principal Distribution Amount, the Class B-1 Principal Distribution Amount, until the Current Principal Amount thereof is reduced to zero;

6.            To the Class B-2 Certificates, from any remaining Principal Distribution Amount, the Class B-2 Principal Distribution Amount, until the Current Principal Amount thereof is reduced to zero; and

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7.            To the Class B-3 Certificates, from any remaining Principal Distribution Amount, the Class B-3 Principal Distribution Amount, until the Current Principal Amount thereof is reduced to zero;

Third, from any remaining Excess Cashflow, to each Class of Class A Certificates, pro rata, in accordance with the respective amounts owed to each such Class, an amount equal to: (a) any Interest Carry Forward Amount to the extent not paid pursuant to clause First 1 above and then (b) any Unpaid Realized Loss Amount, in each case for each such Class for such Distribution Date;

Fourth, from any remaining Excess Cashflow, the following amounts to the Class M-1 Certificates: (a) any Interest Carry Forward Amount and then (b) any Unpaid Realized Loss Amount, in each case for such Class for such Distribution Date;

Fifth, from any remaining Excess Cashflow, the following amounts to the Class M-2 Certificates: (a) any Interest Carry Forward Amount and then (b) any Unpaid Realized Loss Amount, in each case for such Class for such Distribution Date;

Sixth, from any remaining Excess Cashflow, the following amounts to the Class M-3 Certificates: (a) any Interest Carry Forward Amount and then (b) any Unpaid Realized Loss Amount, in each case for such Class for such Distribution Date;

Seventh, from any remaining Excess Cashflow, the following amounts to the Class B-1 Certificates: (a) any Interest Carry Forward Amount and then (b) any Unpaid Realized Loss Amount, in each case for such Class for such Distribution Date;

Eighth, from any remaining Excess Cashflow, the following amounts to the Class B-2 Certificates: (a) any Interest Carry Forward Amount and then (b) any Unpaid Realized Loss Amount, in each case for such Class for such Distribution Date;

Ninth, from any remaining Excess Cashflow, the following amounts to the Class B-3 Certificates: (a) any Interest Carry Forward Amount and then (b) any Unpaid Realized Loss Amount, in each case for such Class for such Distribution Date;

Tenth, from any remaining Excess Cashflow, to each Class of Class A Certificates, any Basis Risk Shortfall and any Basis Risk Shortfall Carry Forward Amount for such Class for such Distribution Date, pro rata, based on the Basis Risk Shortfall and Basis Risk Shortfall Carry Forward Amount owed to each such Class for such Distribution Date;

Eleventh, from any remaining Excess Cashflow, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, in that order, any Basis Risk Shortfall and any Basis Risk Shortfall Carry Forward Amount, in each case owed to such Class for such Distribution Date;

Twelfth, from any remaining Excess Cashflow, to the Class B-IO Certificates, the Class B-IO Distribution Amount for such Distribution Date;

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Thirteenth, from any remaining Excess Cashflow, to the Class B-IO Certificates, any unreimbursed Class B-IO Advances; and

Fourteenth, any remaining amounts to the Residual Certificates.

All payments of amounts in respect of Basis Risk Shortfall or Basis Risk Shortfall Carry Forward Amount made pursuant to the provisions of this paragraph (a) shall, for federal income tax purposes, be deemed to have been distributed from REMIC III to the holder of the Class B-IO Certificates and then paid outside of any 2005-1 REMIC to the recipients thereof pursuant to an interest rate cap contract. By accepting their Certificates the holders of the Certificates agree so to treat such payments for purposes of filing their income tax returns.

For federal income tax purposes, payment of any interest accrued at a Pass-Through Rate in excess of the Modified Net Rate Cap, to the Class A, Class M and Class B Certificates shall be treated as paid outside of any 2005-1 REMIC and shall not be part of the entitlement of the REMIC II Regular Interest the ownership of which is represented by such Class of Certificates receiving such payment.

(b) On each Distribution Date, all amounts transferred from the Class XP Reserve Account representing Prepayment Charges in respect of the Prepayment Charge Loans received during the related Prepayment Period will be withdrawn from the Distribution Account and distributed by the Trustee to the Class XP Certificates and shall not be available for distribution to the holders of any other Class of Certificates.

(c) The expenses and fees of the Trust shall be paid by each of the 2006-AR1 REMICs, to the extent that such expenses relate to the assets of each of such respective 2006-AR1 REMICs, and all other expenses and fees of the Trust shall be paid pro rata by each of the 2006-AR1 REMICs.

Section 6.02      Allocation of Losses and Subsequent Recoveries.(a) On or prior to each Determination Date, the Servicer shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month. Any Realized Losses with respect to the Mortgage Loans shall be applied on the Distribution Date in the month following the month in which such loss was incurred and , in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, as provided for in Section 6.01, in reduction of the Current Principal Amount of the Class or Classes of Certificates to the extent provided in the definition of Applied Realized Loss Amount.

(b)          In addition, in the event that the Servicer receives any Subsequent Recoveries, the Servicer shall deposit such funds into the Custodial Account pursuant to Section 4.01(a)(ii). If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Current Principal Amount of the Class of Subordinate Certificates with the highest payment priority to which Applied Realized Loss Amounts have been allocated, but not by more than the amount of Applied Realized Loss Amounts previously allocated to that Class of Subordinate Certificates. The amount of any remaining Subsequent Recoveries will be applied to sequentially increase the Current Principal Amount of the Subordinate Certificates, beginning with the Class of Subordinate Certificates with the next highest payment priority, up to the amount of such Applied Realized Loss Amounts previously allocated to such Class or Classes of Certificates. Holders of such Certificates will not be entitled to any payments in respect of Current Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs.

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Any such increases shall be applied to the Current Principal Amount of each Subordinate Certificate of such Class in accordance with its respective Fractional Undivided Interest.

Section 6.03      Payments. (a) On each Distribution Date, other than the final Distribution Date, the Trustee shall distribute to each Certificateholder of record as of the immediately preceding Record Date the Certificateholder’s pro rata share of its Class (based on the aggregate Fractional Undivided Interest represented by such Holder’s Certificates) of all amounts required to be distributed on such Distribution Date to such Class. The Trustee shall calculate the amount to be distributed to each Class and, based on such amounts, the Trustee shall determine the amount to be distributed to each Certificateholder. The Trustee’s calculations of payments shall be based solely on information provided to the Trustee by the Servicer. The Trustee shall not be required to confirm, verify or recompute any such information but shall be entitled to rely conclusively on such information.

(b)          Payment of the above amounts to each Certificateholder shall be made (i) by check mailed to each Certificateholder entitled thereto at the address appearing in the Certificate Register or (ii) upon receipt by the Trustee on or before the fifth Business Day preceding the Record Date of written instructions from a Certificateholder by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of each Class of Certificates will be made only upon presentation and surrender of such respective Certificates at the office or agency of the Trustee specified in the notice to Certificateholders of such final payment.

Section 6.04    Statements to Certificateholders. (a) On each Distribution Date, concurrently with each distribution to Certificateholders, the Trustee shall make available to the parties hereto and each Certificateholder via the Trustee’s internet website as set forth below, the following information, expressed with respect to clauses (i) through (vii) in the aggregate and as a Fractional Undivided Interest representing an initial Current Principal Amount of $25,000, or in the case of the Class B-IO Certificates, a Notional Amount of $25,000:

(a)          the Current Principal Amount of each Class after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Applied Realized Loss Amounts for such Distribution Date;

(b)          the amount of the related distribution to Holders of each Class allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled payments of principal included therein and (C) the Extra Principal Distribution Amount (if any);

(c)          the Pass-Through Rate for each applicable Class of Certificates with respect to the current Accrual Period, and, if applicable, whether such Pass-Through Rate was limited by the Net Rate Cap;

(d)          the amount of such distribution to Holders of each Class allocable to interest;

(e)          the applicable accrual periods dates for calculating distributions and general distribution dates;

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(f)          the total cash flows received and the general sources thereof;

(g)          the amount, if any, of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees including the related amount of the Servicing Fees paid to or retained by the Servicer for the related Due Period;

(h)          the Interest Carry Forward Amount and any Basis Risk Shortfall Carry Forward Amount for each Class of Certificates;

(i)           the aggregate of the Stated Principal Balance of all of the Mortgage Loans for the following Distribution Date;

(j)           the number and Outstanding Principal Balance of the Mortgage Loans that were Delinquent (exclusive of any Mortgage Loan in foreclosure) in respect of which (A) one Scheduled Payment is Delinquent, (B) two Scheduled Payments are Delinquent, (C) three or more Scheduled Payments are Delinquent and (D) foreclosure proceedings have been commenced, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the first lien Mortgage Loans and second lien Mortgage Loans;

(k)          the amount of Monthly Advances included in the distribution on such Distribution Date (including the general purpose of such Monthly Advances), the aggregate amount of unreimbursed Monthly Advances as of the end of the Due Period, and the general source of funds for reimbursements;

(l)          the cumulative amount of Applied Realized Loss Amounts to date;

(m)         if applicable, material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments during the preceding calendar month or that have become material over time;

(n)          with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and aggregate Stated Principal Balance of, and Realized Loss on, such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date;

(o)          the total number and principal balance of any real estate owned or REO Properties as of the close of business on the Determination Date preceding such Distribution Date;

(p)          the three month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the Mortgage Loans that are 60 days or more Delinquent or are in bankruptcy or foreclosure or are REO Properties, and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans in each case as of the close of business on the last day of the calendar month preceding such Distribution Date and separately identifying such information for the first lien Mortgage Loans;

(q)          the Realized Losses during the related Due Period and the cumulative Realized Losses through the end of the preceding month;

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(r)          whether a Trigger Event exists;

(s)          updated pool composition data including the following: weighted average mortgage rate and weighted average remaining term;

(t)           information regarding any new issuance of securities backed by the same asset pool, any pool asset changes, such as additions or removals of Mortgage Loans from the Trust Fund, if applicable;

(u)          any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or Mortgage Loan selection criteria or procedures, as applicable, used to originate, acquire or select Mortgage Loans for the Trust Fund;

(v)          the special hazard amount, fraud loss amount and bankruptcy amount, if applicable, as of the close of business on the applicable distribution date and a description of any change in the calculation of these amounts; and

(w)         the amount of the distribution made on such Distribution Date to the Holders of the Class XP Certificates allocable to Prepayment Charges.

The Depositor covenants that if there is a material change in the solicitation, credit-granting, underwriting, origination, acquisition or Mortgage Loan selection criteria or procedures, as applicable, used to originate, acquire or select Mortgage Loans for the Trust Fund it will notify the Trustee five calendar days before each Distribution Date, and if no such notification occurs, the Trustee has no obligation to report with respect to (u). The Depositor covenants to the Trustee that there will be no new issuance of securities backed by the same asset pool, so the Trustee will only be responsible in (t) above for reporting any pool asset changes, such as additions or removals of Mortgage Loans from the Trust Fund

The information set forth above shall be calculated or reported, as the case may be, by the Trustee, based solely on, and to the extent of, information provided to the Trustee by the Servicer. The Trustee may conclusively rely on such information and shall not be required to confirm, verify or recalculate any such information.

The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee’s website initially located at “www.ctslink.com.” Assistance in using the website can be obtained by calling the Trustee’s customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the Trustee’s customer service desk and indicating such. The Trustee shall have the right to change the way such reports are distributed in order to make such distribution more convenient and/or more accessible to the parties, and the Trustee shall provide timely and adequate notification to all parties regarding any such change.

Within a reasonable period of time after the end of the preceding calendar year beginning in 2006, the Trustee will furnish a report to each Holder of the Certificates of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (a)(i) and (a)(ii) above with respect to the Certificates, plus information with respect to the amount of servicing compensation and such other customary information as the Trustee may

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determine to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to the requirements of the Code.

Section 6.05      Monthly Advances. If the interest portion of the Scheduled Payment on a Mortgage Loan that was due on a related Due Date is delinquent other than as a result of application of the Relief Act and exceeds the amount deposited in the Custodial Account which will be used for an advance with respect to such Mortgage Loan, the Servicer will deposit in the Custodial Account not later than the Distribution Account Deposit Date immediately preceding the related Distribution Date an amount equal to such deficiency, net of the Servicing Fee for such Mortgage Loan, except to the extent the Servicer determines any such advance to be a Nonrecoverable Advance. If the Servicer deems an advance to be a Nonrecoverable Advance, on the Distribution Account Deposit Date, the Servicer shall present an Officer’s Certificate to the Trustee (i) stating that the Servicer elects not to make a Monthly Advance in a stated amount and (ii) detailing the reason it deems the advance to be a Nonrecoverable Advance.

Notwithstanding the foregoing, the amount of such deposit may be reduced by the Amount Held for Future Distribution (as defined below) then on deposit in the Custodial Account. Any portion of the Amount Held for Future Distribution used to pay Monthly Advances shall be replaced by the Servicer by deposit into the Custodial Account on any future Distribution Account Deposit Date to the extent that the funds that are available in the Custodial Account on such Distribution Account Deposit Date are less than the amount of payments required to be made by the Servicer on such Distribution Account Deposit Date.

The “Amount Held for Future Distribution” as to any Distribution Account Deposit Date shall be the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date which were received after the Cut-off Date on account of (i) Liquidation Proceeds, Insurance Proceeds, and Principal Prepayments received or made in the month of such Distribution Account Deposit Date, and (ii) payments which represent early receipt of scheduled payments of interest due on a date or dates subsequent to the related Due Date.

Section 6.06    Compensating Interest Payments. The Servicer shall deposit in the Custodial Account not later than each Distribution Account Deposit Date an amount equal to the lesser of (i) the sum of the aggregate amounts required to be paid by the Servicer under this Agreement with respect to subclauses (a) and (b) of the definition of Interest Shortfall with respect to the Mortgage Loans for the related Distribution Date and (ii) the Servicing Fee for such Distribution Date (such amount, the “Compensating Interest Payment”). The Servicer shall not be entitled to any reimbursement of any Compensating Interest Payment.

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Section 6.07    Distributions on REMIC Regular Interests.

(a)          On each Distribution Date, the Trustee shall be deemed to distribute to itself on behalf of REMIC II as the holder of the REMIC I Regular Interests, those portions of the REMIC I Distribution Amount not designated to Component I of the Class R Certificates, in the amounts and in accordance with the priorities set forth in the definition of REMIC I Distribution Amount.

(b)          On each Distribution Date the Trustee shall be deemed to distribute the REMIC II Distribution Amount to: (i) the holders of each Class of Certificates (other than the Class R, Class R-X, Class B-IO and Class XP Certificates), as the holders of the REMIC II Regular Interests (other than REMIC II Regulart Interests B-IO-I and B-IO-P) and (ii) to itself on behalf of REMIC III, as the holder of REMIC II Regular Interests B-IO-I and B-IO-P, in the amounts and in accordance with the priorities set forth in the definition of REMIC II Distribution Amount.

(c)          On each Distribution Date, the Trustee shall be deemed to distribute to the holders of the Class B-IO Certificates, as the holders of the REMIC III Regular Interest, the amounts set forth in the definition of REMIC III Distribution Amount.

(d)          Notwithstanding the deemed distributions on the REMIC Regular Interests described in this Section 6.07, distributions of funds from the Certificate Account shall be made only in accordance with Section 6.01.

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ARTICLE VII

THE SERVICER

Section 7.01     Liabilities of the Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

Section 7.02     Merger or Consolidation of the Servicer.

(a)          The Servicer will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement.

(b)          Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 7.03     Indemnification of the Trustee.

(a)          The Servicer agrees to indemnify the Indemnified Persons for, and to hold them harmless against, any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or relating to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement or the Certificates or the powers of attorney delivered by the Trustee hereunder (i) related to the Servicer’s failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or (ii) incurred by reason of the Servicer’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, provided, in each case, that with respect to any such claim or legal action (or pending or threatened claim or legal action), the Indemnified Person shall have given the Servicer and the Depositor written notice thereof promptly after the Indemnified Person shall have with respect to such claim or legal action knowledge thereof. The Trustee’s failure to give any such notice shall not affect the Indemnified Person’s right to indemnification hereunder, except to the extent the Servicer is materially prejudiced by such failure to give notice. This indemnity shall survive the resignation or removal of the Servicer or the Trustee and the termination of this Agreement.

(b)          The Depositor will indemnify any Indemnified Person for any loss, liability or expense of any Indemnified Person not otherwise covered by the Servicer’s indemnification pursuant to Section 7.03(a).

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Section 7.04    Limitations on Liability of the Servicer and Others. Subject to the obligation of the Servicer to indemnify the Indemnified Persons pursuant to Section 7.03:

(a)          Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Indemnified Persons, the Depositor, the Trust Fund or the Certificateholders for taking any action or for refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of such Person’s willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

(b)          The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

(c)          The Servicer, the Custodian and any director, officer, employee or agent of the Servicer or the Custodian shall be indemnified by the Trust and held harmless thereby against any loss, liability or expense (including reasonable legal fees and disbursements of counsel) incurred on their part that may be sustained in connection with, arising out of, or related to, any claim or legal action (including any pending or threatened claim or legal action) relating to this Agreement or the Certificates, other than (i) any such loss, liability or expense related to the Servicer’s failure to perform its duties in compliance with this Agreement (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or to the Custodian’s failure to perform its duties under the Custodial Agreement, respectively, or (ii) any such loss, liability or expense incurred by reason of the Servicer’s or the Custodian’s willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or under the Custodial Agreement, as applicable, or by reason of reckless disregard of obligations and duties hereunder or under the Custodial Agreement, as applicable.

(d)          The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under this Agreement and that in its opinion may involve it in any expense or liability; provided, however, the Servicer may in its discretion, with the consent of the Trustee (which consent shall not be unreasonably withheld), undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Servicer shall be entitled to be reimbursed therefor out of the Custodial Account as provided by Section 4.02. Nothing in this Section 7.04(d) shall affect the Servicer’s obligation to service and administer the Mortgage Loans in accordance with this Agreement.

(e)          In taking or recommending any course of action pursuant to this Agreement, unless specifically required to do so pursuant to this Agreement, the Servicer shall not be required to investigate or make recommendations concerning potential liabilities which the Trust might incur as a result of such course of action by reason of the condition of the

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Mortgaged Properties but shall give notice to the Trustee if it has notice of such potential liabilities.

Section 7.05      Servicer Not to Resign. Except as provided in Section 7.07, the Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that any such duties hereunder are no longer permissible under applicable law and such impermissibility cannot be cured. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Independent Counsel addressed to the Trustee to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor to the Servicer reasonably satisfactory to the Trustee shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.02 hereof. The Trustee shall notify the Rating Agencies upon notice of the resignation of the Servicer.

Section 7.06      Successor Servicer. In connection with the appointment of any successor servicer or the assumption of the duties of the Servicer, the Depositor or the Trustee may make such arrangements for the compensation of such successor servicer out of payments on the Mortgage Loans as the Depositor or the Trustee and such successor servicer shall agree. If the successor servicer does not agree that such market value is a fair price, such successor servicer shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. Notwithstanding the foregoing, the compensation payable to a successor servicer may not exceed the compensation which the Servicer would have been entitled to retain if the Servicer had continued to act as Servicer hereunder.

Section 7.07      Sale and Assignment of Servicing. The Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Servicer under this Agreement and the Depositor may terminate the Servicer without cause and select a new Servicer; provided, however, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Servicer and each Rating Agency’s rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Servicer and the Trustee; (iii) the Servicer assigning and selling the servicing shall deliver to the Trustee an Officer’s Certificate and an Opinion of Independent Counsel addressed to the Trustee, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement; and (iv) in the event the Servicer is terminated without cause by the Depositor, the Depositor shall pay the terminated Servicer a termination fee equal to 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans at the time the servicing of the Mortgage Loans is transferred to the

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successor Servicer. No such assignment or delegation shall affect any rights or liability of the Servicer arising prior to the effective date thereof.

ARTICLE VIII

DEFAULT

Section 8.01     Events of Default. “Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and only with respect to the defaulting Servicer:

(i)           The Servicer fails to cause to be deposited in the Distribution Account any amount so required to be deposited pursuant to this Agreement (other than a Monthly Advance), and such failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer; or

(ii)          The Servicer fails to observe or perform in any material respect any other material covenants and agreements set forth in this Agreement to be performed by it, which covenants and agreements materially affect the rights of Certificateholders, and such failure continues unremedied for a period of 60 days after the date on which written notice of such failure, properly requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund; or

(iii)        There is entered against the Servicer a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order is unstayed and in effect for a period of 60 consecutive days, or an involuntary case is commenced against the Servicer under any applicable insolvency or reorganization statute and the petition is not dismissed within 60 days after the commencement of the case; or

(iv)         The Servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or substantially all of its property; or the Servicer admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;

(v)          The Servicer assigns or delegates its duties or rights under this Agreement in contravention of the provisions permitting such assignment or delegation under Sections 7.05 or 7.07;

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(vi)         The Servicer fails to cause to be deposited in the Distribution Account any Monthly Advance (other than a Nonrecoverable Advance) by 5:00 p.m. New York City time on the Distribution Account Deposit Date; or

(vii)         The Servicer fails to comply with Sections 3.16, 3.17 or 3.18 herein.

In each and every such case, so long as such Event of Default with respect to the Servicer shall not have been remedied, either the Trustee or the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the principal of the Trust Fund, by notice in writing to the Servicer (and to the Trustee if given by such Certificateholders), with a copy to the Rating Agencies, and with the consent of the Company, may terminate all of the rights and obligations (but not the liabilities) of the Servicer under this Agreement and in and to the Mortgage Loans and/or the REO Property serviced by the Servicer and the proceeds thereof. Upon the receipt by the Servicer of the written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates, the Mortgage Loans, REO Property or under any other related agreements (but only to the extent that such other agreements relate to the Mortgage Loans or related REO Property) shall, subject to Section 8.02, automatically and without further action pass to and be vested in the Trustee pursuant to this Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer’s rights and obligations hereunder, including, without limitation, the transfer to the Trustee of (i) the property and amounts which are then or should be part of the Trust or which thereafter become part of the Trust; and (ii) originals or copies of all documents of the Servicer reasonably requested by the Trustee to enable it to assume the Servicer’s duties thereunder. In addition to any other amounts which are then, or, notwithstanding the termination of its activities under this Agreement, may become payable to the Servicer under this Agreement, the Servicer shall be entitled to receive, out of any amount received on account of a Mortgage Loan or related REO Property, that portion of such payments which it would have received as reimbursement under this Agreement if notice of termination had not been given. The termination of the rights and obligations of the Servicer shall not affect any obligations incurred by the Servicer prior to such termination.

Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 8.01 shall occur, the Trustee shall, by notice in writing to the Servicer, which may be delivered by telecopy, immediately terminate all of the rights and obligations of the Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly Advances and other advances of its own funds, and the Trustee shall act as provided in Section 8.02 to carry out the duties of the Servicer, including the obligation to make any Monthly Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 8.01. Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date.

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Section 8.02     Trustee to Act; Appointment of Successor. (a) Upon the receipt by the Servicer of a notice of termination pursuant to Section 8.01 or an Opinion of Independent Counsel pursuant to Section 7.05 to the effect that the Servicer is legally unable to act or to delegate its duties to a Person which is legally able to act, the Trustee shall automatically become the successor in all respects to the Servicer in its capacity under this Agreement and the transactions set forth or provided for herein and shall thereafter be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to the Trustee or any other successor Servicer; and provided, further, that the Trustee shall have the right to select a successor Servicer; provided further, however, that the Trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made) incurred by the Servicer at or prior to the time of termination. As compensation therefor, but subject to Section 7.06, the Trustee shall be entitled to compensation which the Servicer would have been entitled to retain if the Servicer had continued to act hereunder, except for those amounts due the Servicer as reimbursement permitted under this Agreement for advances previously made or expenses previously incurred. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution which is a Fannie Mae- or Freddie Mac-approved Servicer, and with respect to a successor to the Servicer only, having a net worth of not less than $10,000,000, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, that the Trustee shall obtain a letter from each Rating Agency that the ratings, if any, on each of the Certificates will not be lowered as a result of the selection of the successor to the Servicer. Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that the provisions of Section 7.06 shall apply, the compensation shall not be in excess of that which the Servicer would have been entitled to if the Servicer had continued to act hereunder, and that such successor shall undertake and assume the obligations of the Trustee to pay compensation to any third Person acting as an agent or independent contractor in the performance of servicing responsibilities hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(b)     If the Trustee shall succeed to any duties of the Servicer respecting the Mortgage Loans as provided herein, it shall do so in a separate capacity and not in its capacity as Trustee and, accordingly, the provisions of Article IX shall be inapplicable to the Trustee in its duties as the successor to the Servicer in the servicing of the Mortgage Loans (although such provisions shall continue to apply to the Trustee in its capacity as Trustee); the provisions of Article VII, however, shall apply to it in its capacity as successor servicer.

(c)  To the extent that the costs and expenses of the Trustee related to any termination of the Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Trustee with respect to this Agreement (including, without limitation, (i) all

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legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by the Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including, but not limited to, all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with this Agreement) are not fully and timely reimbursed by the terminated Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

Section 8.03      Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies.

Section 8.04      Waiver of Defaults. The Trustee shall give prompt written notice thereof to all Certificateholders, within 60 days after the occurrence of any Event of Default actually known to a Responsible Officer of the Trustee, unless such Event of Default shall have been cured, notice of each such Event of Default. The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may, on behalf of all Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and the consequences thereof, except a default in the making of or the causing to be made any required distribution on the Certificates, which default may only be waived by Holders of Certificates evidencing Fractional Undivided Interests aggregating 100% of the Trust Fund. Upon any such waiver of a past default, such default shall be deemed to cease to exist, and any Event of Default arising therefrom shall be deemed to have been timely remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived. The Trustee shall give notice of any such waiver to the Rating Agencies.

Section 8.05    List of Certificateholders. Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.

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ARTICLE IX

CONCERNING THE TRUSTEE

Section 9.01    Duties of Trustee.

(a)          The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and subject to Section 8.02(b) use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

(b)          Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the Trustee pursuant to any provision of this Agreement, the Trustee shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished hereunder; provided, further, that the Trustee shall not be responsible for the accuracy or verification of any calculation provided to it pursuant to this Agreement.

(c)          On each Distribution Date, the Trustee shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 6.01 and 10.01 herein.

(d)          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)           Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

(ii)          The Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)        The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the directions of the Holders of

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Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund, if such action or non-action relates to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or other power conferred upon the Trustee under this Agreement;

(iv)         The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee’s Corporate Trust Office shall have actual knowledge thereof. In the absence of such notice, the Trustee may conclusively assume there is no such default or Event of Default;

(v)          The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by or in the name of Trustee unless it is determined by a court of competent jurisdiction that the Trustee’s gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

(vi)         The Trustee shall not in any way be liable by reason of any insufficiency in any Account held by the Trustee or any Account held in the name of the Trustee unless it is determined by a court of competent jurisdiction that the Trustee’s gross negligence or willful misconduct was the primary cause of such insufficiency (except to the extent that the Trustee is obligor and has defaulted thereon);

(vii)       Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(viii)      None of the Trustee, the Servicer, the Depositor or the Custodian shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them partners, joint venturers or agents of one another and

(ix)         The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

(e)          All funds received by the Servicer and the Trustee and required to be deposited into any Account pursuant to this Agreement will be promptly so deposited by the Servicer or the Trustee, as applicable.

(f)           Except for those actions that the Trustee is required to take hereunder, the Trustee shall not have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

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Section 9.02     Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

(a)          The Trustee may rely and shall be protected in acting or refraining from acting in reliance on any resolution, certificate of the Depositor or the Servicer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)          The Trustee may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(c)          The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notices pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs;

(d)          Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be liable in its individual capacity for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(e)          The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust Fund and provided that the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, reasonably assured to the Trustee, by the security afforded to it by the terms of this Agreement. The Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

(f)           The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through Affiliates, agents or attorneys; provided, however,

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that the Trustee may not appoint any agent (other than the Custodian) to perform its custodial functions with respect to the Mortgage Files or paying agent functions under this Agreement without the express written consent of the Servicer, which consent will not be unreasonably withheld. The Trustee shall not be liable or responsible for (i) the misconduct or negligence of any of the Trustee’s agents or attorneys or a custodian or paying agent appointed hereunder by the Trustee with due care and, when required, with the consent of the Servicer or (ii) any acts or omissions of the Servicer (unless the Trustee has assumed the obligations of the Servicer pursuant to the provision of this Agreement);

(g)          Should the Trustee deem the nature of any action required on its part, other than a payment or transfer by the Trustee under Section 4.02, to be unclear, the Trustee may require prior to such action that it be provided by the Depositor with reasonable further instructions;

(h)          The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be accountable for other than its negligence or willful misconduct in the performance of any such act;

(i)           The Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder, except as provided in Section 9.07; and

(j)           Neither the Trustee nor the Servicer shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Sponsor pursuant to this Agreement, the Mortgage Loan Purchase Agreement or the eligibility of any Mortgage Loan for purposes of this Agreement.

Section 9.03     Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Trustee shall not have any responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan except as expressly provided in Sections 2.02 and 2.05 hereof; provided, however, that the foregoing shall not relieve the Trustee of the obligation to review the Mortgage Files pursuant to Sections 2.02 and 2.04. The Trustee’s signature and countersignature (or countersignature of its agent) on the Certificates shall be solely in its capacity as Trustee and shall not constitute the Certificates an obligation of the Trustee in any other capacity. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor with respect to the Mortgage Loans. Subject to the provisions of Section 2.05, the Trustee shall not be responsible for the legality or validity of this Agreement or any document or instrument relating to this Agreement, the validity of the execution of this Agreement or of any supplement hereto or instrument of further assurance, or the validity, priority, perfection or sufficiency of the security for the Certificates issued hereunder or intended to be issued hereunder. The Trustee shall not at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the

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maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders, under this Agreement. The Trustee shall not have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement other than any continuation statements filed by the Trustee pursuant to Section 3.19.

Section 9.04      Trustee May Own Certificates. The Trustee in its individual capacity or in any capacity other than as Trustee hereunder may become the owner or pledgee of any Certificates with the same rights it would have if it were not the Trustee and may otherwise deal with the parties hereto.

Section 9.05     Trustee’s Fees and Expenses. The Trustee will be entitled to all income and gain realized from any investment of funds in the Distribution Account, pursuant to Article IV, for the performance of its activities hereunder. In addition, the Trustee will be entitled to recover from the Distribution Account pursuant to Section 4.04 all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Trustee in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by or against the Trustee or in connection with the administration of the trusts hereunder by the Trustee (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the Certificateholders. If funds in the Distribution Account are insufficient therefor, the Trustee shall recover such expenses from the Depositor. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.

Section 9.06     Eligibility Requirements for Trustee. The Trustee and any successor Trustee shall during the entire duration of this Agreement be a state bank or trust company or a national banking association organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus and undivided profits of at least $40,000,000 or, in the case of a successor Trustee, $50,000,000, subject to supervision or examination by federal or state authority and, in the case of the Trustee, rated “BBB” or higher by S&P with respect to their long-term rating and rated “BBB” or higher by S&P and “Baa2” or higher by Moody’s with respect to any outstanding long-term unsecured unsubordinated debt, and, in the case of a successor Trustee or successor Trustee other than pursuant to Section 9.10, rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation shall be deemed to be its total equity capital (combined capital and surplus) as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.08.

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Section 9.07      Insurance. The Trustee, at its own expense, shall at all times maintain and keep in full force and effect: (i) fidelity insurance, (ii) theft of documents insurance and (iii) forgery insurance (which may be collectively satisfied by a “Financial Institution Bond” and/or a “Bankers’ Blanket Bond”). All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks or their affiliates which act as custodians for investor-owned mortgage pools. A certificate of an officer of the Trustee as to the Trustee’s compliance with this Section 9.07 shall be furnished to any Certificateholder upon reasonable written request.

Section 9.08    Resignation and Removal of the Trustee.

(a)           The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Depositor and the Servicer, with a copy to the Rating Agencies. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee, by written instrument, in triplicate, one copy of which instrument shall be delivered to the resigning Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(b)          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Depositor or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor shall promptly remove the Trustee and appoint a successor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee so removed, and the successor Trustee.

(c)          The Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund may at any time remove the Trustee and appoint a successor Trustee by written instrument or instruments, in quintuplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, the Servicer and the Trustee so removed and the successor so appointed. In the event that the Trustee removed by the Holders of Certificates in accordance with this Section 9.08(c), the Holders of such Certificates shall be responsible for paying any compensation payable hereunder to a successor Trustee, in excess of the amount paid hereunder to the predecessor Trustee.

(d)          No resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.08 shall become effective except upon appointment of and acceptance of such appointment by the successor Trustee as provided in Section 9.09.

Section 9.09    Successor Trustee.

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(a)         Any successor Trustee appointed as provided in Section 9.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee an instrument accepting such appointment hereunder. The resignation or removal of the predecessor Trustee shall then become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall, after its receipt of payment in full of its outstanding fees and expenses promptly deliver to the successor Trustee all assets and records of the Trust held by it hereunder, and the Depositor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

(b)          No successor Trustee shall accept appointment as provided in this Section 9.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.06.

(c)          Upon acceptance of appointment by a successor Trustee as provided in this Section 9.09, the successor Trustee shall mail notice of the succession of such Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to the Rating Agencies. The Company shall pay the cost of any mailing by the successor Trustee.

Section 9.10      Merger or Consolidation of Trustee. Any state bank or trust company or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee shall be the successor of the Trustee hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 9.06. Such succession shall be valid without the execution, delivery of notice or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 9.11      Appointment of Co-Trustee or Separate Trustee.

(a)          Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or property constituting the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and the Depositor to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 9.11, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable.

(b)          If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a written request so to do, the Trustee shall have the power to make such appointment without the Depositor.

(c)          No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

(d)          In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee and required to be conferred on such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(e)          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(f)           To the extent not prohibited by law, any separate trustee or co-trustee may, at any time, request the Trustee, its agent or attorney-in-fact, with full power and authority, to do any lawful act under or with respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

(g)          No trustee under this Agreement shall be personally liable by reason of any act or omission of another trustee under this Agreement. The Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Section 9.12     Federal Information Returns and Reports to Certificateholders; REMIC Administration; Grantor Trust Administration.

(a)          For federal income tax purposes, the taxable year of each 2006-AR1 REMIC shall be a calendar year and the Trustee shall maintain or cause the maintenance of the books of each such 2006-AR1 REMIC on the accrual method of accounting.

(b)          The Trustee shall prepare and file or cause to be filed with the Internal Revenue Service, and the Trustee shall upon the written instruction of the Trustee sign, Federal tax information returns or elections required to be made hereunder with respect to each 2006-AR1 REMIC, the Trust Fund, if applicable, and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and the Trustee shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby, including, without limitation, reports relating to mortgaged property that is abandoned or foreclosed, receipt of mortgage interests in kind in a trade or business, a cancellation of indebtedness, interest, original issue discount and market discount or premium (using a constant prepayment assumption of 25% CPR). The Trustee will apply for an Employee Identification Number from the IRS under Form SS-4 or any other acceptable method for all tax entities. In connection with the foregoing, the Trustee shall timely prepare and file, and the Trustee shall upon the written instruction of the Trustee sign, IRS Form 8811, which shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in each 2006-AR1 REMIC (the “REMIC Reporting Agent”). The Trustee shall make elections to treat each 2006-AR1 REMIC as a REMIC (which elections shall apply to the taxable period ending December 31, 2006 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe, and as described by the Trustee. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code. The Holder of the largest percentage interest in the Class R Certificates is hereby designated as the “Tax Matters Person” (within the meaning of Treas. Reg. §§1.860F-4(d)) for each of REMIC I and REMIC II. The Holder of the largest percentage interest in the Class R-X Certificates is hereby designated as the “Tax Matters Person” (within the meaning of Treas. Reg. §§1.860F-4(d)) for REMIC III. The Trustee is hereby designated and appointed as the agent of each such Tax Matters Person. Any Holder of a Residual Certificate will by acceptance thereof appoint the Trustee as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for each 2006-AR1 REMIC during such time as the Trustee does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Trustee from acting as agent for the Tax Matters Person, the Trustee shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of the largest percentage interest in a Residual Certificate to sign such returns or act as tax matters person. Each Holder of a Residual Certificate shall be bound by this Section.

(c)          The Trustee shall provide upon request and receipt of reasonable compensation, such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 5.05(b), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, any record holder of which is not a transferee permitted by Section 5.05(b) (or which is deemed by statute to be an entity with a disqualified member).

(d)          The Trustee shall prepare and file or cause to be filed, and the Trustee shall sign, any state income tax returns required under Applicable State Law with respect to each REMIC or the Trust Fund.

(e)          Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders, indicate such amount withheld.

(f)           The Trustee agrees to indemnify the Trust Fund and the Depositor for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Servicer, as a result of a breach of the Trustee’s covenants set forth in this Section 9.12.

(g)          The Trustee shall perform its obligations set forth under Section 7.12 of the Grantor Trust Agreement regarding the preparation and filing of tax returns for the Grantor Trust. The Trustee shall indemnify the Grantor Trust and the Sponsor for any taxes and costs including, without limitation, any attorneys fees imposed on or incurred by the Grantor Trust or the Depositor as a result of a breach of the Trustee’s obligations set forth under Section 7.12 of the Grantor Trust Agreement.

ARTICLE X

TERMINATION

Section 10.01    Termination Upon Repurchase by the Depositor or its Designee or Liquidation of the Mortgage Loans.

(a)          Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Trustee and the Servicer created hereby, other than the obligation of the Trustee to make payments to Certificateholders as hereinafter set forth shall terminate upon:

(i)           the repurchase by or at the direction of the Depositor or its designee of all of the Mortgage Loans and all related REO Property remaining in the Trust at a price (the “Termination Purchase Price”) equal to the sum of (a) 100% of the Outstanding Principal Balance of each Mortgage Loan (other than a Mortgage Loan related to REO Property) as of the date of repurchase, net of the principal portion of any unreimbursed Monthly Advances on the Mortgage Loans unpaid to, but not including, the first day of the month of repurchase, (b) the appraised value of any related REO Property, less the good faith estimate of the Depositor of liquidation expenses to be incurred in connection with its disposal thereof (but not more than the Outstanding Principal Balance of the related Mortgage Loan, together with interest at the applicable Mortgage Interest Rate accrued on that balance but unpaid to, but not including, the first day of the month of repurchase), such appraisal to be calculated by an appraiser mutually agreed upon by the Depositor and the Trustee at the expense of the Depositor, (c) unreimbursed out-of pocket costs of the Servicer, including unreimbursed servicing advances and the interest portion of any unreimbursed Monthly Advances, made on the Mortgage Loans prior to the exercise of such repurchase right, (d) any costs and damages incurred by the Trust in connection with any violation of any predatory or abusive lending laws with respect to a Mortgage Loan, and (e) any unreimbursed costs and expenses of the Servicer, the Custodian and the Trustee payable pursuant to Section 9.05 or Section 7.04(c);

(ii)          the later of the making of the final payment or other liquidation, or any advance with respect thereto, of the last Mortgage Loan, remaining in the Trust Fund or the disposition of all property acquired with respect to any Mortgage Loan; provided, however, that in the event that an advance has been made, but not yet recovered, at the time of such termination, the Person having made such advance shall be entitled to receive, notwithstanding such termination, any payments received subsequent thereto with respect to which such advance was made; or

(iii)        the payment to the Certificateholders of all amounts required to be paid to them pursuant to this Agreement.

(b)          In no event, however, shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date of this Agreement.

(c)          (i) The right of the Depositor or its designee to repurchase all the assets of the Trust Fund described in Section 10.01(a)(i) above shall be exercisable only if (i) the Stated Principal Balance of the Mortgage Loans at the time of any such repurchase is less than 10% of the Cut-off Date Balance or (ii) the Depositor, based upon an Opinion of Counsel addressed to the Depositor and the Trustee has determined that the REMIC status of any 2006-AR1 REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. At any time thereafter, in the case of (i) or (ii) above, the Depositor may elect to terminate any 2006-AR1 REMIC at any time, and upon such election, the Depositor or its designee, shall purchase in accordance with Section 10.01(a)(i) above all the assets of the Trust Fund.

(d)          The Trustee shall give notice of any termination to the Certificateholders, with a copy to the Servicer and the Rating Agencies, upon which the Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation. Such notice shall be given by letter, mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, and shall specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the Corporate Trust Office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the Corporate Trust Office of the Trustee therein specified.

(e)          If the option of the Depositor to repurchase or cause the repurchase of all assets of the Trust Fund described in Section 10.01(a)(i) above is exercised, the Depositor and/or its designee shall deliver to the Trustee for deposit in the Distribution Account, by the Business Day prior to the applicable Distribution Date, an amount equal to the Termination Purchase Price. Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders from amounts then on deposit in the Distribution Account an amount determined as follows: with respect to each Certificate (other than the Residual Certificates and the Class XP Certificates), the outstanding Current Principal Amount, plus with respect to each Certificate (other than the Residual Certificates and the Class XP Certificates), one month’s interest thereon at the applicable Pass-Through Rate; and with respect to the Residual Certificates and the Class XP Certificates, the percentage interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of the Certificates (other than the Residual Certificates and the Class XP Certificates). If the proceeds with respect to the Mortgage Loans are not sufficient to pay all of the Certificates in full (other than the Residual Certificates and the Class XP Certificates), any such deficiency will be allocated first, to the Class B Certificates, and then to the Class M Certificates, in inverse order of their numerical designation, and then to the Senior Certificates, on a pro rata basis. Upon deposit of the required repurchase price and following such final Distribution Date, the Trustee shall release promptly (or cause the Custodian to release) to Depositor and/or its designee the Mortgage Files for the remaining applicable Mortgage Loans, and the Accounts with respect thereto shall terminate, subject to the Trustee’s obligation to hold any amounts payable to the Certificateholders in trust without interest pending final distributions pursuant to Section 10.01(g). Any other amounts remaining in the Accounts will belong to the Depositor.

(f)           In the event that this Agreement is terminated by reason of the payment or liquidation of all Mortgage Loans or the disposition of all property acquired with respect to all Mortgage Loans under Section 10.01(a)(ii) above, the Servicer shall deliver to the Trustee for deposit in the Distribution Account all distributable amounts remaining in the Custodial Account. Upon the presentation and surrender of the Certificates, the Trustee shall distribute to the remaining Certificateholders, in accordance with their respective interests, all distributable amounts remaining in the Distribution Account. Upon deposit by the Servicer of such distributable amounts, and following such final Distribution Date, the Trustee shall release promptly to the Depositor or its designee the Mortgage Files for the remaining Mortgage Loans, and the Custodial Account and the Distribution Account shall terminate, subject to the Trustee’s obligation to hold any amounts payable to the Certificateholders in trust without interest pending final distributions pursuant to this Section 10.01(f).

(g)          If not all of the Certificateholders shall surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, not all the Certificates shall have been surrendered for cancellation, the Trustee may take appropriate steps, or appoint any agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to this Agreement.

(h)          The designee of the Depositor, if it is not an affiliate of the Depositor, shall be deemed to represent that one of the following will be true and correct: (i) the exercise of the optional termination right set forth in Section 10.01 shall not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or (ii) such designee is (A) not a party in interest with respect to any Plan and (B) is not a "benefit plan investor" (other than a plan sponsored or maintained by the Depositor or such designee, as the case may be, provided that no assets of such plan are invested or deemed to be invested in the Certificates). If the holder of the optional termination right is unable to exercise such option by reason of the preceding sentence, then the Depositor may exercise such option.

Section 10.02   Additional Termination Requirements. (a) If the option of the Depositor to repurchase all the Mortgage Loans under Section 10.01(a)(i) above is exercised, the Trust Fund and each 2006-AR1 REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel addressed to the Trustee (which opinion shall not be at the expense of the Trustee) to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on “prohibited transactions” as defined in Section 860F of the Code on each 2006-AR1 REMIC or (ii) cause any 2006-AR1 REMIC to fail to qualify as a 2006-AR1 REMIC at any time that any Regular Certificates are outstanding:

(i)           within 90 days prior to the final Distribution Date, at the written direction of Depositor, the Trustee, as agent for the respective Tax Matters Persons, shall adopt a plan of complete liquidation of each 2006-AR1 REMIC in the case of a termination under Section 10.01(a)(i). Such plan, which shall be provided to the Trustee by Depositor, shall meet the requirements of a “qualified liquidation” under Section 860F of the Code and any regulations thereunder.

(ii)          the Depositor shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)         at or after the time of adoption of such a plan of complete liquidation of any 2006-AR1 REMIC and at or prior to the final Distribution Date, the Trustee shall sell for cash all of the assets of the Trust to or at the direction of the Depositor, and each 2006-AR1 REMIC, shall terminate at such time.

(b)          By their acceptance of the Residual Certificates, the Holders thereof hereby (i) agree to adopt such a plan of complete liquidation of the related 2006-AR1 REMIC upon the written request of the Depositor, and to take such action in connection therewith as may be reasonably requested by the Depositor and (ii) appoint the Depositor as their attorney-in-fact, with full power of substitution, for purposes of adopting such a plan of complete liquidation. The Trustee shall adopt such plan of liquidation by filing the appropriate statement on the final tax return of each 2006-AR1 REMIC. Upon complete liquidation or final distribution of all of the assets of the Trust Fund, the Trust Fund and each 2006-AR1 REMIC shall terminate.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01   Intent of Parties. The parties intend that each 2006-AR1 REMIC shall be treated as a REMIC for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent. Notwithstanding any other express or implied agreement to the contrary, the Sponsor, the Servicer, the Trustee, the Depositor, each recipient of the related Prospectus Supplement and, by its acceptance thereof, each holder of a Certificate, agrees and acknowledges that each party hereto has agreed that each of them and their employees, representatives and other agents may disclose, immediately upon commencement of discussions, to any and all persons the tax treatment and tax structure of the Certificates and the 2006-AR1 REMICs, the transactions described herein and all materials of any kind (including opinions and other tax analyses) that are provided to any of them relating to such tax treatment and tax structure except where confidentiality is reasonably necessary to comply with the securities laws of any applicable jurisdiction. For purposes of this paragraph, the terms “tax treatment” and “tax structure” have the meanings set forth in Treasury Regulation Sections 1.6011-4(c), 301.6111-2(c) and 301.6112-1(d).

Section 11.02   Amendment.

(a)          This Agreement may be amended from time to time by the Company, the Depositor, the Servicer and the Trustee, without notice to or the consent of any of the Certificateholders, to (i) cure any ambiguity, (ii) correct or supplement any provisions herein that may be defective or inconsistent with any other provisions herein, (iii) conform any provisions herein to the provisions in the Prospectus, (iv) comply with any changes in the Code or (v) make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that with respect to clauses (iv) and (v) of this Section 11.02(a), such action shall not, as evidenced by an Opinion of Independent Counsel, addressed to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided, further, that with respect to clauses (iv) and (v) of this Section 11.02(a), the Trustee may request an Opinion of Independent Counsel, addressed to the Trustee (but not at the expense of the Trustee), to the effect that such amendment will not cause any REMIC created under this Agreement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(b)          This Agreement may also be amended from time to time by the Company, the Servicer, the Depositor and the Trustee, with the consent of the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund or of the applicable Class or Classes, if such amendment affects only such Class or Classes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all

Certificates then outstanding, or (iii) cause any 2006-AR1 REMIC to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Independent Counsel addressed to the Trustee which shall be provided to the Trustee other than at the Trustee’s expense. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.02(b), Certificates registered in the name of or held for the benefit of the Depositor, the Servicer or the Trustee or any Affiliate thereof shall be entitled to vote their Fractional Undivided Interests with respect to matters affecting such Certificates.

(c)          Promptly after the execution of any such amendment, the Trustee shall furnish a copy of such amendment or written notification of the substance of such amendment to each Certificateholder and the Trustee, and the Trustee shall provide a copy of such amendment or notice to the Rating Agencies.

(d)          In the case of an amendment under Section 11.02(b) above, it shall not be necessary for the Certificateholders to approve the particular form of such an amendment. Rather, it shall be sufficient if the Certificateholders approve the substance of the amendment. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)          Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel addressed to the Trustee stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s rights, duties or immunities under this Agreement.

Section 11.03    Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The Depositor shall effect such recordation, at the expense of the Trust upon the request in writing of a Certificateholder, but only if such direction is accompanied by an Opinion of Counsel (provided at the expense of the Certificateholder requesting recordation) to the effect that such recordation would materially and beneficially affect the interests of the Certificateholders or is required by law.

Section 11.04   Limitation on Rights of Certificateholders.

(a)          The death or incapacity of any Certificateholder shall not terminate this Agreement or the Trust, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

(b)          Except as expressly provided in this Agreement, no Certificateholders shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to establish the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholders be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)          No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon, under or with respect to this Agreement against the Depositor, the Trustee, the Servicer or any successor to any such parties unless (i) such Certificateholder previously shall have given to the Trustee a written notice of a continuing default, as herein provided, (ii) the Holders of Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs and expenses and liabilities to be incurred therein or thereby, and (iii) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

(d)          No one or more Certificateholders shall have any right by virtue of any provision of this Agreement to affect the rights of any other Certificateholders or to obtain or seek to obtain priority or preference over any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.04, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.05   Acts of Certificateholders.

(a)          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is expressly required, to the Depositor. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this Section 11.05.

(b)          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)          The ownership of Certificates (notwithstanding any notation of ownership or other writing on such Certificates, except an endorsement in accordance with Section 5.02 made on a Certificate presented in accordance with Section 5.04) shall be proved by the Certificate Register, and none of the Trustee, the Depositor, the Servicer nor any successor to any such parties shall be affected by any notice to the contrary.

(d)          Any request, demand, authorization, direction, notice, consent, waiver or other action of the holder of any Certificate shall bind every future holder of the same Certificate and the holder of every Certificate issued upon the registration of transfer or exchange thereof, if applicable, or in lieu thereof with respect to anything done, omitted or suffered to be done by the Trustee, the Depositor, the Servicer or any successor to any such party in reliance thereon, whether or not notation of such action is made upon such Certificates.

(e)          In determining whether the Holders of the requisite percentage of Certificates evidencing Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Trustee, the Depositor, the Servicer or any Affiliate thereof shall be disregarded, except as otherwise provided in Section 11.02(b) and except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Certificates which have been pledged in good faith to the Trustee, the Depositor, the Servicer or any Affiliate thereof may be regarded as outstanding if the pledgor establishes to the satisfaction of the Trustee the pledgor’s right to act with respect to such Certificates and that the pledgor is not an Affiliate of the Trustee, the Depositor, or the Servicer, as the case may be.

Section 11.06  Governing Law. THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, WHICH THE PARTIES HERETO EXPRESSLY RELY UPON IN THE CHOICE OF SUCH LAW AS THE GOVERNING LAW HEREUNDER) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.07   Notices. All demands and notices hereunder shall be in writing and shall be deemed given when delivered at (including delivery by facsimile) or mailed by registered mail, return receipt requested, postage prepaid, or by recognized overnight courier, to (i) in the case of the Depositor, 383 Madison Avenue, New York, New York 10179, Attention: Vice President-Servicing, telecopier number: (212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing; (ii) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; (iii) in the case of the Company, 383 Madison Avenue, New York, New York 10179, Attention: Vice President-Servicing, telecopier number: (212) 272-5591, or to such other address as may hereafter be furnished to the other parties hereto in writing; (iv) in the case of the Servicer, P Mac Arthur Ridge II,  909 Hidden Ridge Drive, Suite 200, Irving, Texas 75038, Attention: GreenPoint Mortgage Funding 2006-AR1, facsimile no.: (972) 831-2997, or such other address as may hereafter be furnished to the other parties hereto in writing; or (v) in the case of the Rating Agencies, Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007 and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041. Any notice delivered to the Depositor, the Servicer or the Trustee under this Agreement shall be effective only upon receipt. Any notice required or permitted to be mailed to a Certificateholder, unless otherwise provided herein, shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice.

Section 11.08  Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severed from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

Section 11.09  Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

Section 11.10   Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

Section 11.11  Counterparts. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

Section 11.12    Notice to Rating Agencies. The article and section headings herein are for convenience of reference only, and shall not limited or otherwise affect the meaning hereof. The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Trustee has actual knowledge:

1.	Any material change or amendment to this Agreement;
2.	The occurrence of any Event of Default that has not been cured;
3.	The resignation or termination of the Servicer or the Trustee;
4.	The repurchase or substitution of any Mortgage Loans;
5.	The final payment to Certificateholders; and
6.	Any change in the location of the Custodial Account or the Distribution Account.

Section 11.13    Use of Subservicers and Subcontractors.

(a)    The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement unless the Servicer complies with the provisions of paragraph (d) of this Section.

(b)    The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Depositor to comply with the provisions of this Section and with Sections 3.16 and 3.17 of this Agreement to the same extent as if such Subservicer were the Depositor. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Depositor any Annual Statement of Compliance required to be delivered by such Subservicer under Section 3.16(a), any Assessment of Compliance and Attestation Report required to be delivered by such Subservicer under Section 3.17 and any Annual Certification required under Section 3.16(b) as and when required to be delivered.

(c) The Servicer shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

(d)    As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Depositor to comply with the provisions of Sections 3.01 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Depositor any Assessment of Compliance and Attestation Report and other certificates required to be delivered by such Subservicer and such Subcontractor under Section 3.17, in each case as and when required to be delivered.

IN WITNESS WHEREOF, the Depositor, the Trustee, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BEAR STEARNS ASSET BACKED SECURITIES I LLC, as Depositor
By: Name: Title:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By: Name: Title:
EMC MORTGAGE CORPORATION, as Servicer and Company
By: Name: Title:

Accepted and Agreed as to

Sections 2.01, 2.02, 2.03, 2.04, 2.07 and 9.09(c)

in its capacity as Sponsor

EMC MORTGAGE CORPORATION
By: Name: Title:

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Bear Stearns Asset Backed Securities I LLC, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
) ss.:
CITY OF BALTIMORE	)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared Darron C. Woodus, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF TEXAS	)
) ss.:
COUNTY OF DALLAS	)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared ______________, known to me to be ____________________ of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]

STATE OF TEXAS	)
) ss.:
COUNTY OF DALLAS	)

On the 28th day of February, 2006 before me, a notary public in and for said State, personally appeared _________________, known to me to be ____________________ of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[Notarial Seal]